UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-09475
                                                     ---------------------

                Nuveen Insured Dividend Advantage Municipal Fund
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: October 31
                                           ------------------

                  Date of reporting period: October 31, 2005
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT October 31, 2005

Nuveen Investments
Municipal Exchange-Traded
Closed-End Funds


                                     NUVEEN INSURED QUALITY MUNICIPAL FUND, INC.
                                                                             NQI

                                 NUVEEN INSURED MUNICIPAL OPPORTUNITY FUND, INC.
                                                                             NIO

                              NUVEEN PREMIER INSURED MUNICIPAL INCOME FUND, INC.
                                                                             NIF

                                  NUVEEN INSURED PREMIUM INCOME MUNICIPAL FUND 2
                                                                             NPX

                                NUVEEN INSURED DIVIDEND ADVANTAGE MUNICIPAL FUND
                                                                             NVG

                                NUVEEN INSURED TAX-FREE ADVANTAGE MUNICIPAL FUND
                                                                             NEA


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Photo of: A child.

               DEPENDABLE, TAX-FREE INCOME BECAUSE IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)

Logo: NUVEEN Investments

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

Photo: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

Chairman's
     LETTER TO SHAREHOLDERS

Once again, I am pleased to report that over the 12-month period covered by this report your Fund continued to provide you with attractive monthly tax-free income. For more details about the management strategy and performance of your Fund, please see the Portfolio Manager's Comments and Performance Overview sections of this report.

Given recent reports of a strengthening economy, some market commentators are speculating about whether longer-term interest rates will soon begin to rise substantially, mirroring the rise that has taken place in shorter-term rates. If longer-term rates do begin to rise significantly, some have suggested that this would be a signal to begin selling your holdings of fixed-income investments.

"IN FACT, A WELL-DIVERSIFIED PORTFOLIO MAY ACTUALLY HELP TO REDUCE YOUR OVERALL INVESTMENT RISK OVER THE LONG TERM."

Nobody knows what the market will do in the future or what investments will turn out to be tomorrow's best performers. But from our experience, we do know that a well-balanced portfolio, structured and carefully monitored with the help of a trusted investment professional, can be an important component in helping you achieve your long-term financial goals. In fact, a well-diversified portfolio may actually help to reduce your overall investment risk over the long term. That is one reason why we believe that a municipal bond investment like your Fund can be an important building block in a comprehensive investment program designed to perform well in a variety of market conditions.

As an added convenience for you, I urge you to consider receiving future Fund reports and other Fund information by e-mail and the Internet. Not only will you be able to receive the information faster, but this also may help lower your Fund's expenses. Sign up is quick and easy - see the inside front cover of this report for instructions.

Earlier in 2005, The St. Paul Travelers Companies, Inc., which owned 79% of Nuveen Investments, Inc. (the parent of your Fund's investment adviser), sold a substantial portion of its stake in Nuveen. More recently, St. Paul sold the balance of its shares to Nuveen Investments or to others. Please be assured that these transactions only affect Nuveen's corporate structure, and they do not have any impact on the investment objectives or management of your Fund.

At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives. We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

December 15, 2005

Nuveen Investments National Insured Municipal Exchange-Traded
Closed-End Funds
NQI, NIO, NIF, NPX, NVG, NEA

Portfolio Manager's
        COMMENTS


Portfolio manager Dan Solender discusses the economic and municipal market environments, key investment strategies and the annual performance of these six insured Funds. With 13 years of investment experience, including 9 at Nuveen, Dan has managed these Funds since May 2004.

WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE 12-MONTH REPORTING PERIOD ENDED OCTOBER 31, 2005?

Between November 1, 2004, and October 31, 2005, the Federal Reserve implemented eight 0.25% increases in the closely-watched fed funds rate. These increases, which were aimed at controlling the pace of inflation, raised this short-term target rate to 3.75% from 1.75%. (On November 1, 2005, and December 13, 2005, the fed funds rate was increased by 0.25% to reach 4.25%.) Over this same 12-month period, shorter-term municipal market rates also rose.

Longer-term yields declined throughout much of this period before rising toward the end of the fiscal year. The yield on the benchmark 10-year U.S. Treasury note ended October 2005 at 4.56%, compared with 4.03% one year earlier. Longer-term yields in the municipal market followed a similar pattern, with the yield on the Bond Buyer 25 Revenue Bond Index, a widely followed measure of longer-term municipal market rates, ending the reporting period at 5.21%, an increase of 24 basis points from October 31, 2004. Together, the steady rise in shorter-term rates and the much more modest increase in longer rates over this period produced an overall flattening of the yield curve, which generally led to better relative performance for bonds with longer effective maturities and poorer returns for bonds with shorter maturities or short call dates.

The economy continued to improve over the 12-month period. After expanding at an annualized rate of 3.3% in the fourth quarter of 2004, the U.S. gross domestic product (GDP) grew by annualized rates of 3.8% in the first quarter of 2005, 3.3% in the second quarter and 3.8% in the third quarter. The overall employment picture showed some improvement, with national unemployment at 5.0% in October 2005, down from 5.5% in October 2004. However, the 4.3% year-over-year increase in the Consumer Price Index as of October 2005 raised some inflation concerns.

Over the 12 months ended October 2005, municipal bond new issue supply nationwide remained strong, as $363.4 billion in new securities came to market. A major factor behind this strong supply was the flattening yield curve, which made advance refundings more economically attractive for many issuers. (Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund the principal and interest payments of older, previously issued bonds that carry a higher coupon rate. This process usually results in lower total borrowing costs for bond issuers.) Between January and October 2005, pre-refunding volume was nearly 50% higher than during the same period in 2004, as issuers sought to take advantage of the current interest rate environment.

WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THE 12 MONTHS ENDED OCTOBER 31, 2005?

As short-term interest rates rose during this reporting period and the yield curve flattened, we believed that positioning the Funds strategically on the yield curve became increasingly important. As part of this effort, we took proceeds from called, matured, or sold holdings and reinvested them primarily in bonds that mature in 15 to 20 years. Among the bonds we sold were those with shorter durations1, including pre-refunded bonds and bonds priced to short call dates. These securities tended to underperform longer duration bonds in the interest rate environment of the past 12 months. The longer maturities of the bonds we added to the Funds' portfolios enabled us to maintain the Funds' durations within our desired range and generally made positive contributions to their performance during this period. Selling shorter duration bonds and reinvesting further out on the yield curve also helped to improve the Funds' overall call protection.

Overall, the increased municipal supply during this period, especially in the insured sector, provided additional opportunities to find the types of bonds we were seeking. While our main focus was on the 15 - 20 year part of the yield curve, we also kept an opportunistic eye on all types of issuance that we believed could add value to the Funds' portfolios, including bonds with slightly longer maturities (20 to 25 years). Another area of emphasis for these Funds was purchasing credits from states like California and New York, where state income taxes are relatively higher. This generally results in greater demand for municipal bonds in these states, providing a measure of support for bond prices and additional liquidity for the Funds' portfolio activity. We also focused on bonds where we believed the underlying credit offered higher quality, finding value in the general obligation, limited tax obligation, and water and sewer sectors.


1 Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

In NVG and NEA, we used forward interest rate swaps, a type of derivative financial instrument, as part of our duration management strategies. As discussed in our last shareholder report, we began using these swaps in late 2004 in an effort to reduce some of the interest rate risk in these two Funds. These hedges were not an attempt to profit from correctly predicting the timing and direction of interest rate movements. Instead, our sole objective was to reduce the durations of these Funds without having a negative impact on their income streams or common share dividends over the short term. We believe the hedging strategy was effective in achieving the intended goal of helping to reduce NVG's net asset value (NAV) volatility, and in June 2005 we removed the hedge from this Fund. The hedge on NEA was reduced, but not eliminated, as of October 31, 2005. During this reporting period, the hedges had a negative impact on the performance of NEA and, to a lesser extent, NVG. This was due to the decline of long-term interest rates over much of the period, which resulted in a decline in the value of the hedges as the value of the Funds' portfolios rose.

HOW DID THE FUNDS PERFORM?

Individual results for these Funds, as well as for comparative indexes and averages, are presented in the accompanying table.

TOTAL RETURNS ON NET ASSET VALUE*
For periods ended 10/31/05

                           1-YEAR           5-YEAR            10-YEAR
--------------------------------------------------------------------------------
NQI                        3.09%            7.74%             6.39%
--------------------------------------------------------------------------------
NIO                        2.21%            7.54%             6.36%
--------------------------------------------------------------------------------
NIF                        2.16%            7.35%             6.17%
--------------------------------------------------------------------------------
NPX                        2.14%            7.43%             6.52%
--------------------------------------------------------------------------------
NVG                        2.93%            NA                NA
--------------------------------------------------------------------------------
NEA                        4.33%            NA                NA
--------------------------------------------------------------------------------
Lehman Brothers
Insured Municipal
Bond Index2                2.43%            6.26%             6.01%
--------------------------------------------------------------------------------
Lipper Insured
Municipal Debt
Funds Average3             2.93%            6.64%             5.72%
--------------------------------------------------------------------------------

*Annualized

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.


2 The Lehman Brothers Insured Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of insured municipal bonds. Results for the Lehman Brothers index do not reflect any expenses.

3 The Lipper Insured Municipal Debt Funds category average is calculated using the returns of all closed-end exchange-traded funds in this category for each period as follows: 1 year, 26 funds; 5 years, 21 funds; and 10 years, 18 funds. Fund and Lipper returns assume reinvestment of dividends.

For the 12 months ended October 31, 2005, the total returns on NAV for NQI, NVG and NEA exceeded the return on the Lehman Brothers Insured Municipal Bond Index, while NIO, NIF and NPX trailed this measure. NQI and NEA also outperformed the average return for their Lipper insured peer group, while NVG matched this return and NIO, NIF and NPX underperformed the Lipper peer group average for the period.

One of the factors affecting the 12-month performance of these Funds relative to that of the unleveraged Lehman Brothers index was the Funds' use of financial leverage. Leveraging can provide opportunities for enhanced income for common shareholders when short-term interest rates remain below the yields of the bonds purchased for the Funds' portfolios. This continued to be the case during these 12 months. At the same time, leveraging can add volatility to a Fund's NAV and share price, and can act to constrain overall Fund performance during periods when interest rates rise. This was evident during this reporting period. Essentially, the positive impact of leverage on net income during the 12-month period was roughly offset by the negative impact that leverage had on the Fund's NAVs.

As noted earlier, the municipal market yield curve flattened over the course of this reporting period, as short-term interest rates rose dramatically and longer-term interest rates rose more modestly. As a result, longer maturity bonds generally performed better than securities with shorter maturities. Heavier exposure to the longer end of the yield curve helped the returns of NQI, NVG and NEA, while the performances of NIO, NIF, and NPX were hurt by their relatively greater exposure to the shorter end of the curve, including bonds with maturities of five years or less and bonds pre-refunded to short call dates (i.e., less than 10 years). One of our main objectives throughout this period was to reduce the Funds' exposures to these shorter bonds and reinvest in bonds in the 15-to 20-year part of the yield curve.

Another factor for the relative performance of these Funds when compared with the Lehman Brothers index was their relatively light weightings in zero coupon bonds. These bonds do not make periodic interest payments and typically have very long durations and maturities. Zero coupon bonds in the Lehman Brothers Insured Municipal Bond Index outperformed the general market by 130 basis points over the 12 months ended October 31, 2005. Zero coupon bonds helped the return of NQI relative to the performance of the other Funds. NIF and NPX held very few zero coupon bonds.

NEA, which can invest up to 20% of its assets in uninsured investment-grade quality securities, benefited from its allocations of lower-quality credits during this period, as these bonds generally outperformed higher-rated credits. This was largely the result of the interest rate environment during this time, as investor demand for the higher yields typically associated with lower-quality bonds supported the value of these bonds. As of October 31, 2005, NEA held 1% of its portfolio in bonds rated BBB and 4% in bonds in bonds rated A. Among the lower-rated credits making contributions to NEA's total return were several hospital holdings, as the healthcare sector ranked second in terms of performance among the Lehman municipal revenue sectors for the period. NVG, which also can invest in uninsured securities, did not hold any bonds rated below AA as of the end of this period.

In addition to yield curve positioning, credit exposure, and specific holdings, another important factor in the Funds' performances during this period was advance refundings. Refinancings rose sharply during this period, and the Funds' performances benefited from the amount of their portfolios that became advance refunded and the timing of these events. Generally, newly refunded bonds receive a higher credit rating, which usually translates to a higher price.

While newly pre-refunded bonds tended to enhance the Funds' performances, the Funds' holdings of older, previously pre-refunded bonds tended to underperform the general municipal market during this period, primarily because of the shorter effective maturities of these bonds. This was especially true in NIO and NIF. As the Funds' holdings became advance refunded, we sold selected issues to keep our allocations of pre-refunded credits at desired levels. The four older Funds (NQI, NIO, NIF and NPX) also experienced some calls affecting their holdings of higher-yielding housing bonds, which impacted the Funds' total returns over this period.

HOW WERE THE FUNDS POSITIONED IN TERMS OF CREDIT QUALITY AND BOND CALLS AS OF OCTOBER 31, 2005?

As of October 31, 2005, NQI, NIO, NIF and NPX were 100% invested in insured and/or U.S. guaranteed securities. NVG and NEA, which can invest up to 20% of their assets in uninsured investment-grade quality securities, had allocated 94% and 89% of their portfolios, respectively, to insured bonds.

As of October 31, 2005, potential call exposure for the period from November 2005 through the end of 2007 ranged from 3% in NEA and NVG to 4% in NIF, 8% in NPX and in NQI and 13% in NIO. The number of actual bond calls in all of these Funds depends largely on future market interest rates.

Dividend and Share Price
       INFORMATION

All of the Funds in this report use leverage to enhance opportunities for additional income for common shareholders. The extent of this benefit is tied in part to the short-term rates these Funds pay their MuniPreferred, shareholders. During periods of low short-term rates, leveraged Funds generally pay lower dividends to their MuniPreferred shareholders, which can leave more earnings to support common share dividends. However, when short-term interest rates rise, as they did during this reporting period, the Funds' borrowing costs also rise. While leveraging still provided benefits for common shareholders, the extent of these benefits was reduced. This resulted in two monthly dividend reductions in NVG, three in NQI, NIO, NIF and NPX, and four in NEA over the 12-month period ended October 31, 2005.

In addition, due to normal portfolio activity, common shareholders of the following Funds received capital gains and net ordinary income distributions at the end of December 2004 as follows:

             LONG-TERM CAPITAL GAINS                    ORDINARY INCOME
                         (PER SHARE)                        (PER SHARE)
--------------------------------------------------------------------------------
NQI                          $0.0472                            $0.0104
--------------------------------------------------------------------------------
NIO                          $0.0325                                 --
--------------------------------------------------------------------------------
NIF                          $0.0469                            $0.0384
--------------------------------------------------------------------------------
NVG                          $0.1099                            $0.0100
--------------------------------------------------------------------------------
NEA                          $0.0097                                 --
--------------------------------------------------------------------------------

The relatively large distributions from several of these Funds represented an important part of the Funds' total returns for this period. For the most part, these distributions were generated by bond calls or by sales of appreciated securities. This had a slight negative impact on the Funds' earning power per common share and was a minor factor in the per share dividend reductions noted above.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net invest-ment income as dividends to shareholders. As of October 31, 2005, all of the Funds in this report except NEA had positive UNII balances for both financial statement and tax purposes. NEA had a negative UNII balance for financial statement purposes and a positive UNII balance for tax purposes.

At the end of the reporting period, the Funds' were trading at premiums or discounts to their NAVs as shown in the accompanying chart:

                               10/31                   12-MONTH AVERAGE
                            DISCOUNT                   PREMIUM/DISCOUNT
--------------------------------------------------------------------------------
NQI                            0.00%                             +0.13%
--------------------------------------------------------------------------------
NIO                           -6.08%                             -3.66%
--------------------------------------------------------------------------------
NIF                           -6.07%                             -2.76%
--------------------------------------------------------------------------------
NVG                           -6.96%                             -7.11%
--------------------------------------------------------------------------------
NEA                           -7.90%                             -4.65%
--------------------------------------------------------------------------------

Nuveen Insured Quality Municipal Fund, Inc.
NQI

Performance
     OVERVIEW As of October 31, 2005

Pie Chart:
CREDIT QUALITY
(as a % of  total investments)
Insured                          88%
U.S. Guaranteed                  12%

Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Nov                           0.0845
Dec                           0.0845
Jan                           0.0845
Feb                           0.0845
Mar                           0.0815
Apr                           0.0815
May                           0.0815
Jun                           0.0775
Jul                           0.0775
Aug                           0.0775
Sep                            0.074
Oct                            0.074

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
11/1/04                       16.08
                              16.07
                              16.1
                              16.07
                              15.64
                              15.27
                              15.36
                              15.34
                              15.47
                              15.57
                              15.69
                              15.78
                              15.78
                              15.82
                              15.66
                              15.73
                              15.7
                              15.73
                              15.8
                              15.62
                              15.6
                              15.56
                              15.4
                              15.48
                              15.51
                              15.55
                              15.67
                              15.76
                              15.8
                              15.68
                              15.64
                              15.73
                              15.59
                              15.54
                              15.64
                              15.7
                              15.62
                              15.58
                              15.54
                              15.47
                              15.5
                              15.51
                              15.57
                              15.54
                              15.62
                              15.62
                              15.66
                              15.64
                              15.66
                              15.74
                              15.72
                              15.69
                              15.57
                              15.63
                              15.54
                              15.54
                              15.6
                              15.58
                              15.58
                              15.64
                              15.77
                              15.86
                              16
                              15.98
                              16.1
                              16.13
                              16.28
                              16.34
                              16.35
                              16.3
                              16.34
                              16.22
                              16.32
                              16.29
                              16.21
                              16.16
                              16.13
                              15.96
                              16.16
                              16.36
                              16.32
                              16.3
                              16.23
                              16.27
                              16.3
                              16.32
                              16.35
                              16.3
                              16
                              15.88
                              15.74
                              15.6
                              15.55
                              15.38
                              15.36
                              15.35
                              15.22
                              15.02
                              14.62
                              14.76
                              14.5
                              14.61
                              14.64
                              14.8
                              14.87
                              14.8
                              14.88
                              14.9
                              14.94
                              14.87
                              14.86
                              14.86
                              14.99
                              15
                              14.96
                              15.06
                              15.19
                              15.09
                              15.09
                              15.1
                              15.36
                              15.17
                              15.33
                              15.54
                              15.59
                              15.59
                              15.42
                              15.51
                              15.5
                              15.61
                              15.42
                              15.4
                              15.62
                              15.52
                              15.64
                              15.65
                              15.65
                              15.63
                              15.77
                              15.76
                              15.77
                              15.72
                              15.8
                              15.75
                              15.84
                              15.9
                              15.96
                              16.01
                              16.02
                              16.1
                              16.02
                              15.91
                              15.99
                              15.99
                              15.96
                              15.76
                              15.76
                              15.93
                              15.94
                              15.91
                              15.9
                              16.01
                              16.05
                              16.14
                              16.22
                              16.16
                              16.09
                              16.08
                              16.07
                              16.03
                              16.1
                              16.19
                              16.2
                              16.21
                              16.34
                              16.4
                              16.42
                              16.47
                              16.36
                              16.17
                              16.07
                              16.08
                              15.94
                              15.96
                              15.79
                              15.8
                              15.88
                              15.85
                              15.91
                              15.91
                              15.73
                              15.75
                              15.79
                              15.74
                              15.62
                              15.57
                              15.45
                              15.57
                              15.53
                              15.55
                              15.57
                              15.63
                              15.63
                              15.64
                              15.67
                              15.68
                              15.7
                              15.66
                              15.59
                              15.6
                              15.6
                              15.7
                              15.83
                              15.85
                              15.93
                              15.9
                              15.91
                              15.9
                              15.89
                              15.73
                              15.66
                              15.68
                              15.6
                              15.56
                              15.58
                              15.61
                              15.62
                              15.55
                              15.5
                              15.55
                              15.38
                              15.45
                              15.59
                              15.58
                              15.6
                              15.63
                              15.6
                              15.65
                              15.59
                              15.54
                              15.59
                              15.59
                              15.39
                              15.34
                              15.43
                              15.19
                              15.3
                              15.38
                              15.42
                              15.44
                              15.42
                              15.24
                              15.46
                              15.3
10/31/05                      15.31

FUND SNAPSHOT
------------------------------------
Common Share Price            $15.31
------------------------------------
Common Share
Net Asset Value               $15.31
------------------------------------
Premium/(Discount) to NAV      0.00%
------------------------------------
Market Yield                   5.80%
------------------------------------
Taxable-Equivalent Yield1      8.06%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $585,777
------------------------------------
Average Effective Maturity
on Securities (Years)          20.22
------------------------------------
Leverage-Adjusted Duration      8.29
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 12/19/90)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          2.11%         3.09%
------------------------------------
5-Year          9.03%         7.74%
------------------------------------
10-Year         7.00%         6.39%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
California                     18.2%
------------------------------------
Texas                          14.9%
------------------------------------
New York                       10.1%
------------------------------------
Illinois                        9.7%
------------------------------------
Washington                      7.2%
------------------------------------
Florida                         5.7%
------------------------------------
Nevada                          4.6%
------------------------------------
Hawaii                          4.0%
------------------------------------
Kentucky                        3.8%
------------------------------------
Ohio                            1.8%
------------------------------------
Pennsylvania                    1.7%
------------------------------------
Other                          18.3%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Transportation                 21.5%
------------------------------------
Tax Obligation/Limited         14.6%
------------------------------------
Tax Obligation/General         13.3%
------------------------------------
Healthcare                     12.5%
------------------------------------
U.S. Guaranteed                12.4%
------------------------------------
Utilities                       8.4%
------------------------------------
Housing/Multifamily             7.0%
------------------------------------
Water and Sewer                 6.6%
------------------------------------
Other                           3.7%
------------------------------------

1 Taxable equivalent yield represents the yield that must be earned on a fully taxable investment, in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the taxable equivalent yield is lower.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2004 of $0.0576 per share.

Nuveen Insured Municipal Opportunity Fund, Inc.
NIO

Performance
      OVERVIEW As of October 31, 2005

Pie Chart:
CREDIT QUALITY
(as a % of  total investments)
Insured                          79%
U.S. Guaranteed                  21%

Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Nov                            0.081
Dec                            0.081
Jan                            0.081
Feb                            0.081
Mar                            0.078
Apr                            0.078
May                            0.078
Jun                            0.074
Jul                            0.074
Aug                            0.074
Sep                            0.071
Oct                            0.071

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
11/1/04                       16.08
                              16.07
                              16.1
                              16.07
                              15.64
                              15.27
                              15.36
                              15.34
                              15.47
                              15.57
                              15.69
                              15.78
                              15.78
                              15.82
                              15.66
                              15.73
                              15.7
                              15.73
                              15.8
                              15.62
                              15.6
                              15.56
                              15.4
                              15.48
                              15.51
                              15.55
                              15.67
                              15.76
                              15.8
                              15.68
                              15.64
                              15.73
                              15.59
                              15.54
                              15.64
                              15.7
                              15.62
                              15.58
                              15.54
                              15.47
                              15.5
                              15.51
                              15.57
                              15.54
                              15.62
                              15.62
                              15.66
                              15.64
                              15.66
                              15.74
                              15.72
                              15.69
                              15.57
                              15.63
                              15.54
                              15.54
                              15.6
                              15.58
                              15.58
                              15.64
                              15.77
                              15.86
                              16
                              15.98
                              16.1
                              16.13
                              16.28
                              16.34
                              16.35
                              16.3
                              16.34
                              16.22
                              16.32
                              16.29
                              16.21
                              16.16
                              16.13
                              15.96
                              16.16
                              16.36
                              16.32
                              16.3
                              16.23
                              16.27
                              16.3
                              16.32
                              16.35
                              16.3
                              16
                              15.88
                              15.74
                              15.6
                              15.55
                              15.38
                              15.36
                              15.35
                              15.22
                              15.02
                              14.62
                              14.76
                              14.5
                              14.61
                              14.64
                              14.8
                              14.87
                              14.8
                              14.88
                              14.9
                              14.94
                              14.87
                              14.86
                              14.86
                              14.99
                              15
                              14.96
                              15.06
                              15.19
                              15.09
                              15.09
                              15.1
                              15.36
                              15.17
                              15.33
                              15.54
                              15.59
                              15.59
                              15.42
                              15.51
                              15.5
                              15.61
                              15.42
                              15.4
                              15.62
                              15.52
                              15.64
                              15.65
                              15.65
                              15.63
                              15.77
                              15.76
                              15.77
                              15.72
                              15.8
                              15.75
                              15.84
                              15.9
                              15.96
                              16.01
                              16.02
                              16.1
                              16.02
                              15.91
                              15.99
                              15.99
                              15.96
                              15.76
                              15.76
                              15.93
                              15.94
                              15.91
                              15.9
                              16.01
                              16.05
                              16.14
                              16.22
                              16.16
                              16.09
                              16.08
                              16.07
                              16.03
                              16.1
                              16.19
                              16.2
                              16.21
                              16.34
                              16.4
                              16.42
                              16.47
                              16.36
                              16.17
                              16.07
                              16.08
                              15.94
                              15.96
                              15.79
                              15.8
                              15.88
                              15.85
                              15.91
                              15.91
                              15.73
                              15.75
                              15.79
                              15.74
                              15.62
                              15.57
                              15.45
                              15.57
                              15.53
                              15.55
                              15.57
                              15.63
                              15.63
                              15.64
                              15.67
                              15.68
                              15.7
                              15.66
                              15.59
                              15.6
                              15.6
                              15.7
                              15.83
                              15.85
                              15.93
                              15.9
                              15.91
                              15.9
                              15.89
                              15.73
                              15.66
                              15.68
                              15.6
                              15.56
                              15.58
                              15.61
                              15.62
                              15.55
                              15.5
                              15.55
                              15.38
                              15.45
                              15.59
                              15.58
                              15.6
                              15.63
                              15.6
                              15.65
                              15.59
                              15.54
                              15.59
                              15.59
                              15.39
                              15.34
                              15.43
                              15.19
                              15.3
                              15.38
                              15.42
                              15.44
                              15.42
                              15.24
                              15.46
                              15.3
10/31/05                      15.31

FUND SNAPSHOT
------------------------------------
Common Share Price            $14.52
------------------------------------
Common Share
Net Asset Value               $15.46
------------------------------------
Premium/(Discount) to NAV     -6.08%
------------------------------------
Market Yield                   5.87%
------------------------------------
Taxable-Equivalent Yield1      8.15%
------------------------------------
Net Assets Applicable to
Common Shares ($000)      $1,254,638
------------------------------------
Average Effective Maturity
on Securities (Years)          18.56
------------------------------------
Leverage-Adjusted Duration      8.31
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/19/91)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -3.72%         2.21%
------------------------------------
5-Year          8.86%         7.54%
------------------------------------
10-Year         6.37%         6.36%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
California                     18.6%
------------------------------------
Texas                          10.9%
------------------------------------
Alabama                         8.2%
------------------------------------
Nevada                          5.4%
------------------------------------
Michigan                        5.2%
------------------------------------
Colorado                        5.0%
------------------------------------
Florida                         4.9%
------------------------------------
New York                        4.7%
------------------------------------
Illinois                        3.6%
------------------------------------
Massachusetts                   3.0%
------------------------------------
Wisconsin                       2.7%
------------------------------------
South Carolina                  2.6%
------------------------------------
Hawaii                          2.1%
------------------------------------
Indiana                         2.0%
------------------------------------
Ohio                            1.9%
------------------------------------
Other                          19.2%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
U.S. Guaranteed                20.9%
------------------------------------
Tax Obligation/Limited         19.0%
------------------------------------
Transportation                 16.6%
------------------------------------
Tax Obligation/General         11.4%
------------------------------------
Healthcare                      8.2%
------------------------------------
Utilities                       7.1%
------------------------------------
Water and Sewer                 6.5%
------------------------------------
Education and Civic
   Organizations                5.5%
------------------------------------
Other                           4.8%
------------------------------------

1 Taxable equivalent yield represents the yield that must be earned on a fully taxable investment, in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the taxable equivalent yield is lower.

2 The Fund also paid shareholders a capital gains distribution in December 2004 of $0.0325 per share.

Nuveen Premier Insured Municipal Income Fund, Inc.
NIF

Performance
      OVERVIEW As of October 31, 2005

Pie Chart:
CREDIT QUALITY
(as a % of  total investments)
Insured                          84%
U.S. Guaranteed                  16%

Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Nov                           0.0815
Dec                           0.0815
Jan                           0.0815
Feb                           0.0815
Mar                           0.0785
Apr                           0.0785
May                           0.0785
Jun                           0.0745
Jul                           0.0745
Aug                           0.0745
Sep                            0.071
Oct                            0.071

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
11/1/04                       15.76
                              15.88
                              15.83
                              16.01
                              15.4
                              15.06
                              15.18
                              15.1
                              15.45
                              15.3
                              15.37
                              15.31
                              15.4
                              15.51
                              15.25
                              15.35
                              15.3
                              15.45
                              15.48
                              15.25
                              15.18
                              15.38
                              15.22
                              15.25
                              15.13
                              15.13
                              15.25
                              15.21
                              15.3
                              15.19
                              15.15
                              15.15
                              14.99
                              15.1
                              14.84
                              14.83
                              14.79
                              14.62
                              14.67
                              14.66
                              14.71
                              14.82
                              14.94
                              14.91
                              15.05
                              15.06
                              15.21
                              15.19
                              15.12
                              15.24
                              15.25
                              15.2
                              15.19
                              15.24
                              15.23
                              15.35
                              15.63
                              15.72
                              15.76
                              15.55
                              15.52
                              15.54
                              15.6
                              15.65
                              15.79
                              15.81
                              16
                              16.1
                              15.95
                              15.93
                              15.88
                              15.7
                              15.69
                              15.78
                              15.73
                              15.64
                              15.59
                              15.46
                              15.75
                              15.94
                              15.91
                              15.86
                              16
                              15.94
                              15.85
                              15.92
                              16
                              16.01
                              15.8
                              15.65
                              15.5
                              15.22
                              15.29
                              15.12
                              15.18
                              15.07
                              14.87
                              14.76
                              14.59
                              14.66
                              14.6
                              14.46
                              14.5
                              14.65
                              14.84
                              14.71
                              14.9
                              14.83
                              14.8
                              14.71
                              14.73
                              14.85
                              14.89
                              15.05
                              15.08
                              15.14
                              15.12
                              14.95
                              14.85
                              14.95
                              14.92
                              14.94
                              14.98
                              15.06
                              15.08
                              15.08
                              15.13
                              15.22
                              15.22
                              15.3
                              15.2
                              15.29
                              15.35
                              15.31
                              15.41
                              15.26
                              15.3
                              15.42
                              15.41
                              15.35
                              15.34
                              15.42
                              15.43
                              15.56
                              15.56
                              15.65
                              15.58
                              15.6
                              15.55
                              15.49
                              15.51
                              15.5
                              15.54
                              15.53
                              15.48
                              15.42
                              15.4
                              15.4
                              15.58
                              15.53
                              15.5
                              15.56
                              15.6
                              15.65
                              15.69
                              15.69
                              15.62
                              15.7
                              15.69
                              15.74
                              15.81
                              15.86
                              15.85
                              15.92
                              16
                              16
                              16.03
                              16
                              15.81
                              15.6
                              15.47
                              15.54
                              15.45
                              15.45
                              15.53
                              15.6
                              15.65
                              15.67
                              15.62
                              15.62
                              15.7
                              15.77
                              15.75
                              15.7
                              15.57
                              15.37
                              15.4
                              15.48
                              15.49
                              15.36
                              15.34
                              15.33
                              15.24
                              15.33
                              15.24
                              15.26
                              15.28
                              15.37
                              15.34
                              15.25
                              15.38
                              15.37
                              15.44
                              15.5
                              15.5
                              15.58
                              15.58
                              15.45
                              15.48
                              15.54
                              15.53
                              15.5
                              15.34
                              15.38
                              15.33
                              15.31
                              15.37
                              15.19
                              15.07
                              15.15
                              15.11
                              15.14
                              15.14
                              15.26
                              15.24
                              15.25
                              15.32
                              15.27
                              15.14
                              15.14
                              15.15
                              14.96
                              14.71
                              14.64
                              14.5
                              14.41
                              14.39
                              14.42
                              14.46
                              14.57
                              14.67
                              14.39
                              14.46
                              14.41
10/31/05                       14.4

FUND SNAPSHOT
------------------------------------
Common Share Price            $14.40
------------------------------------
Common Share
Net Asset Value               $15.33
------------------------------------
Premium/(Discount) to NAV     -6.07%
------------------------------------
Market Yield                   5.92%
------------------------------------
Taxable-Equivalent Yield1      8.22%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $297,624
------------------------------------
Average Effective Maturity
on Securities (Years)          16.78
------------------------------------
Leverage-Adjusted Duration      9.15
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 12/19/91)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -1.66%         2.16%
------------------------------------
5-Year          7.89%         7.35%
------------------------------------
10-Year         6.37%         6.17%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
California                     18.8%
------------------------------------
Washington                     12.4%
------------------------------------
Illinois                        9.8%
------------------------------------
Texas                           6.9%
------------------------------------
Nevada                          5.5%
------------------------------------
New York                        4.8%
------------------------------------
Colorado                        4.7%
------------------------------------
Georgia                         4.1%
------------------------------------
Oregon                          3.9%
------------------------------------
Indiana                         3.2%
------------------------------------
Florida                         3.2%
------------------------------------
Hawaii                          2.5%
------------------------------------
Tennessee                       2.4%
------------------------------------
Other                          17.8%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/General         21.4%
------------------------------------
Transportation                 19.1%
------------------------------------
Tax Obligation/Limited         16.1%
------------------------------------
U.S. Guaranteed                15.8%
------------------------------------
Healthcare                     10.7%
------------------------------------
Utilities                       5.7%
------------------------------------
Water and Sewer                 5.2%
------------------------------------
Other                           6.0%
------------------------------------

1 Taxable equivalent yield represents the yield that must be earned on a fully taxable investment, in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the taxable equivalent yield is lower.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2004 of $0.0853 per share.

Nuveen Insured Premium Income Municipal Fund 2
NPX

Performance
      OVERVIEW As of October 31, 2005

Pie Chart:
CREDIT QUALITY
(as a % of  total investments)
Insured                          91%
U.S. Guaranteed                   9%

Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Nov                           0.0815
Dec                           0.0815
Jan                           0.0815
Feb                           0.0815
Mar                           0.0785
Apr                           0.0785
May                           0.0785
Jun                           0.0745
Jul                           0.0745
Aug                           0.0745
Sep                            0.071
Oct                            0.071

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
11/1/04                       14.16
                              14.15
                              14.13
                              14.05
                              13.75
                              13.55
                              13.58
                              13.46
                              13.51
                              13.55
                              13.6
                              13.66
                              13.74
                              13.74
                              13.66
                              13.69
                              13.65
                              13.71
                              13.69
                              13.6
                              13.48
                              13.43
                              13.26
                              13.41
                              13.48
                              13.56
                              13.55
                              13.61
                              13.6
                              13.48
                              13.46
                              13.59
                              13.48
                              13.43
                              13.35
                              13.25
                              13.23
                              13.22
                              13.17
                              13.2
                              13.16
                              13.18
                              13.2
                              13.21
                              13.25
                              13.42
                              13.41
                              13.53
                              13.45
                              13.4
                              13.3
                              13.26
                              13.23
                              13.14
                              13.24
                              13.27
                              13.3
                              13.27
                              13.24
                              13.27
                              13.23
                              13.29
                              13.37
                              13.41
                              13.56
                              13.64
                              13.7
                              13.75
                              13.75
                              13.76
                              13.9
                              13.79
                              13.64
                              13.71
                              13.68
                              13.62
                              13.51
                              13.43
                              13.56
                              13.79
                              13.84
                              13.89
                              13.87
                              13.85
                              13.88
                              13.89
                              13.87
                              13.9
                              13.7
                              13.8
                              13.69
                              13.48
                              13.43
                              13.35
                              13.46
                              13.38
                              13.3
                              13.26
                              12.99
                              12.9
                              12.81
                              12.64
                              12.71
                              12.98
                              13.08
                              13.15
                              13.19
                              13.25
                              13.17
                              13.06
                              13.06
                              13.15
                              13.08
                              13.09
                              13.15
                              13.15
                              13.19
                              13.09
                              13.07
                              13.06
                              13.13
                              13.13
                              13.19
                              13.33
                              13.37
                              13.37
                              13.38
                              13.35
                              13.41
                              13.43
                              13.35
                              13.34
                              13.5
                              13.43
                              13.46
                              13.48
                              13.56
                              13.64
                              13.54
                              13.51
                              13.47
                              13.5
                              13.54
                              13.49
                              13.48
                              13.46
                              13.58
                              13.61
                              13.65
                              13.61
                              13.66
                              13.68
                              13.73
                              13.72
                              13.74
                              13.59
                              13.65
                              13.56
                              13.56
                              13.55
                              13.47
                              13.52
                              13.5
                              13.55
                              13.56
                              13.67
                              13.68
                              13.7
                              13.64
                              13.6
                              13.63
                              13.71
                              13.75
                              13.75
                              13.78
                              13.81
                              13.69
                              13.69
                              13.66
                              13.59
                              13.63
                              13.7
                              13.57
                              13.58
                              13.67
                              13.67
                              13.69
                              13.69
                              13.68
                              13.68
                              13.68
                              13.71
                              13.9
                              13.84
                              13.76
                              13.7
                              13.56
                              13.63
                              13.59
                              13.6
                              13.57
                              13.62
                              13.59
                              13.54
                              13.56
                              13.6
                              13.61
                              13.62
                              13.61
                              13.62
                              13.63
                              13.67
                              13.69
                              13.78
                              13.82
                              13.8
                              13.81
                              13.89
                              13.87
                              13.86
                              13.79
                              13.65
                              13.51
                              13.47
                              13.43
                              13.32
                              13.29
                              13.24
                              13.17
                              13.05
                              12.94
                              13.07
                              13.1
                              13.15
                              13.14
                              13.1
                              13.2
                              13.21
                              13.13
                              13.13
                              13.17
                              12.9
                              12.74
                              12.74
                              12.75
                              12.68
                              12.74
                              12.75
                              12.86
                              12.89
                              12.87
                              12.7
                              12.75
                              12.75
10/31/05                      12.83

FUND SNAPSHOT
------------------------------------
Common Share Price            $12.83
------------------------------------
Common Share
Net Asset Value               $13.93
------------------------------------
Premium/(Discount) to NAV     -7.90%
------------------------------------
Market Yield                   5.94%
------------------------------------
Taxable-Equivalent Yield1      8.25%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $520,508
------------------------------------
Average Effective Maturity
on Securities (Years)          18.03
------------------------------------
Leverage-Adjusted Duration      8.45
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 7/22/93)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -3.32%         2.14%
------------------------------------
5-Year          9.04%         7.43%
------------------------------------
10-Year         7.45%         6.52%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
California                     14.0%
------------------------------------
Texas                          10.0%
------------------------------------
Pennsylvania                    8.1%
------------------------------------
New York                        7.8%
------------------------------------
Colorado                        7.4%
------------------------------------
Washington                      5.7%
------------------------------------
Hawaii                          5.3%
------------------------------------
Wisconsin                       4.4%
------------------------------------
Massachusetts                   3.8%
------------------------------------
Nevada                          2.8%
------------------------------------
North Dakota                    2.6%
------------------------------------
Georgia                         2.5%
------------------------------------
Oregon                          2.4%
------------------------------------
Utah                            2.2%
------------------------------------
Illinois                        2.2%
------------------------------------
Other                          18.8%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Utilities                      17.6%
------------------------------------
Tax Obligation/Limited         16.1%
------------------------------------
Tax Obligation/General         12.7%
------------------------------------
Water and Sewer                11.7%
------------------------------------
Transportation                 10.9%
------------------------------------
Healthcare                     10.6%
------------------------------------
U.S. Guaranteed                 8.8%
------------------------------------
Education and Civic
   Organizations                7.0%
------------------------------------
Other                           4.6%
------------------------------------

1 Taxable equivalent yield represents the yield that must be earned on a fully taxable investment, in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the taxable equivalent yield is lower.

Nuveen Insured Dividend Advantage Municipal Fund
NVG

Performance
     OVERVIEW As of October 31, 2005

Pie Chart:
CREDIT QUALITY
(as a % of  total investments)
Insured                          94%
AAA (Uninsured)                   2%
AA (Uninsured)                    4%

Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Nov                           0.0775
Dec                           0.0775
Jan                           0.0775
Feb                           0.0775
Mar                           0.0745
Apr                           0.0745
May                           0.0745
Jun                           0.0705
Jul                           0.0705
Aug                           0.0705
Sep                           0.0705
Oct                           0.0705

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
11/1/04                       14.94
                              14.96
                              14.96
                              15.04
                              14.59
                              14.34
                              14.46
                              14.45
                              14.48
                              14.68
                              14.79
                              14.74
                              14.71
                              14.63
                              14.53
                              14.62
                              14.61
                              14.62
                              14.65
                              14.5
                              14.46
                              14.55
                              14.39
                              14.47
                              14.44
                              14.42
                              14.41
                              14.36
                              14.5
                              14.29
                              14.18
                              14.21
                              14.19
                              14.13
                              14.15
                              14.02
                              14.03
                              13.98
                              13.89
                              13.94
                              13.95
                              14.01
                              14.1
                              14.11
                              14.17
                              14.32
                              14.49
                              14.62
                              14.64
                              14.56
                              14.51
                              14.44
                              14.43
                              14.47
                              14.45
                              14.4
                              14.46
                              14.44
                              14.42
                              14.45
                              14.45
                              14.6
                              14.65
                              14.69
                              14.77
                              14.88
                              14.82
                              14.81
                              14.8
                              14.88
                              14.9
                              14.82
                              14.81
                              14.85
                              14.85
                              14.81
                              14.7
                              14.56
                              14.56
                              14.67
                              14.76
                              14.72
                              14.7
                              14.7
                              14.67
                              14.7
                              14.74
                              14.68
                              14.54
                              14.53
                              14.35
                              14.18
                              14.14
                              14.02
                              14.06
                              14
                              13.94
                              13.88
                              13.63
                              13.6
                              13.57
                              13.52
                              13.62
                              13.89
                              14
                              14.01
                              14.05
                              14.15
                              14.1
                              13.93
                              13.92
                              13.97
                              13.99
                              13.92
                              13.99
                              14.07
                              14.16
                              14.1
                              14.05
                              14.12
                              14.08
                              14.11
                              14.18
                              14.22
                              14.3
                              14.3
                              14.36
                              14.37
                              14.38
                              14.38
                              14.31
                              14.34
                              14.35
                              14.26
                              14.32
                              14.38
                              14.38
                              14.43
                              14.45
                              14.47
                              14.39
                              14.45
                              14.5
                              14.5
                              14.44
                              14.53
                              14.66
                              14.82
                              14.84
                              14.9
                              14.91
                              14.9
                              14.85
                              14.75
                              14.63
                              14.45
                              14.45
                              14.47
                              14.62
                              14.72
                              14.69
                              14.73
                              14.78
                              14.72
                              14.7
                              14.73
                              14.72
                              14.79
                              14.75
                              14.77
                              14.79
                              14.85
                              14.84
                              14.9
                              14.9
                              14.94
                              14.83
                              14.84
                              14.85
                              14.76
                              14.82
                              14.82
                              14.74
                              14.71
                              14.7
                              14.79
                              14.87
                              14.94
                              14.91
                              14.91
                              14.88
                              14.79
                              14.83
                              14.88
                              14.82
                              14.82
                              14.86
                              14.8
                              14.78
                              14.74
                              14.7
                              14.74
                              14.73
                              14.69
                              14.68
                              14.64
                              14.67
                              14.66
                              14.7
                              14.68
                              14.7
                              14.73
                              14.72
                              14.73
                              14.86
                              14.81
                              14.85
                              14.88
                              14.92
                              14.95
                              14.89
                              14.87
                              14.68
                              14.55
                              14.58
                              14.46
                              14.55
                              14.46
                              14.47
                              14.49
                              14.43
                              14.55
                              14.45
                              14.46
                              14.52
                              14.5
                              14.5
                              14.43
                              14.5
                              14.5
                              14.54
                              14.37
                              14.18
                              14.14
                              14.1
                              14.07
                              13.96
                              14.11
                              14.24
                              14.29
                              14.24
                              14.18
                              14.19
                              14.12
10/31/05                      14.17

FUND SNAPSHOT
------------------------------------
Common Share Price            $14.17
------------------------------------
Common Share
Net Asset Value               $15.23
------------------------------------
Premium/(Discount) to NAV     -6.96%
------------------------------------
Market Yield                   5.97%
------------------------------------
Taxable-Equivalent Yield1      8.29%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $454,018
------------------------------------
Average Effective Maturity
on Securities (Years)          17.52
------------------------------------
Leverage-Adjusted Duration      8.17
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/25/02)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          2.00%         2.93%
------------------------------------
Since
Inception       5.13%         8.27%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
Texas                          18.4%
------------------------------------
Indiana                        11.4%
------------------------------------
Florida                        10.9%
------------------------------------
Washington                      9.4%
------------------------------------
Illinois                        9.4%
------------------------------------
California                      7.7%
------------------------------------
Tennessee                       6.2%
------------------------------------
Pennsylvania                    3.3%
------------------------------------
Alabama                         2.9%
------------------------------------
Nevada                          2.9%
------------------------------------
Other                          17.5%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/General         23.0%
------------------------------------
Tax Obligation/Limited         17.0%
------------------------------------
Transportation                 15.2%
------------------------------------
Water and Sewer                13.0%
------------------------------------
U.S. Guaranteed                 9.1%
------------------------------------
Education and Civic
   Organizations                8.0%
------------------------------------
Utilities                       6.1%
------------------------------------
Healthcare                      5.9%
------------------------------------
Other                           2.7%
------------------------------------

1 Taxable equivalent yield represents the yield that must be earned on a fully taxable investment, in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the taxable equivalent yield is lower.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2004 of $0.1199 per share.

Nuveen Insured Tax-Free Advantage Municipal Fund
NEA

Performance
     OVERVIEW As of October 31, 2005

Pie Chart:
CREDIT QUALITY
(as a % of  total investments)
Insured                          89%
AAA (Uninsured)                   4%
AA (Uninsured)                    2%
A (Uninsured)                     4%
BBB (Uninsured)                   1%

Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Nov                           0.0745
Dec                           0.0715
Jan                           0.0715
Feb                           0.0715
Mar                           0.0685
Apr                           0.0685
May                           0.0685
Jun                            0.065
Jul                            0.065
Aug                            0.065
Sep                            0.062
Oct                            0.062

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
11/1/04                       15
                              15
                              14.99
                              15
                              14.96
                              14.79
                              14.74
                              14.4
                              14.33
                              14.45
                              14.32
                              14.37
                              14.37
                              14.41
                              14.44
                              14.39
                              14.4
                              14.36
                              14.33
                              14.24
                              14.1
                              14.06
                              13.61
                              13.68
                              13.7
                              13.56
                              13.69
                              13.65
                              13.66
                              13.65
                              13.65
                              13.62
                              13.53
                              13.49
                              13.51
                              13.52
                              13.51
                              13.42
                              13.31
                              13.27
                              13.35
                              13.41
                              13.58
                              13.55
                              13.54
                              13.66
                              13.67
                              13.75
                              13.96
                              13.96
                              13.94
                              13.94
                              13.84
                              13.87
                              14.03
                              14.05
                              14.02
                              13.98
                              13.81
                              13.93
                              14.21
                              14.23
                              14.29
                              14.45
                              14.51
                              14.3
                              14.63
                              14.7
                              14.74
                              14.31
                              14.25
                              14.19
                              14.26
                              14.51
                              14.43
                              14.45
                              14.35
                              14.2
                              14.3
                              14.33
                              14.38
                              14.34
                              14.44
                              14.44
                              14.45
                              14.53
                              14.51
                              14.4
                              14.4
                              14.52
                              14.37
                              14.45
                              14.31
                              14.17
                              14.17
                              14.2
                              14.03
                              14
                              13.54
                              13.44
                              13.22
                              13.19
                              13.25
                              13.45
                              13.53
                              13.48
                              13.63
                              13.64
                              13.66
                              13.68
                              13.71
                              13.86
                              13.79
                              13.8
                              13.75
                              13.73
                              13.77
                              13.72
                              13.73
                              13.74
                              13.84
                              14.15
                              14.11
                              14.2
                              14.12
                              14.12
                              14.07
                              14.08
                              14.1
                              13.9
                              13.82
                              13.87
                              14.09
                              14.04
                              14.1
                              14.25
                              14.27
                              14.24
                              14.25
                              14.26
                              14.26
                              14.5
                              14.44
                              14.33
                              14.3
                              14.11
                              14.25
                              14.4
                              14.49
                              14.38
                              14.47
                              14.47
                              14.47
                              14.44
                              14.33
                              14.26
                              14.22
                              14.17
                              14.33
                              14.51
                              14.35
                              14.5
                              14.49
                              14.49
                              14.46
                              14.49
                              14.51
                              14.62
                              14.5
                              14.57
                              14.47
                              14.5
                              14.47
                              14.48
                              14.5
                              14.5
                              14.5
                              14.5
                              14.43
                              14.44
                              14.45
                              14.41
                              14.34
                              14.53
                              14.46
                              14.61
                              14.66
                              14.83
                              14.73
                              14.73
                              14.75
                              14.7
                              14.67
                              14.51
                              14.55
                              14.65
                              14.55
                              14.59
                              14.4
                              14.42
                              14.35
                              14.34
                              14.34
                              14.4
                              14.4
                              14.36
                              14.44
                              14.46
                              14.39
                              14.43
                              14.47
                              14.47
                              14.58
                              14.64
                              14.57
                              14.6
                              14.55
                              14.43
                              14.4
                              14.52
                              14.52
                              14.38
                              14.27
                              14.31
                              14.21
                              14.11
                              14.04
                              13.79
                              13.87
                              13.9
                              13.68
                              13.7
                              13.78
                              13.88
                              13.93
                              13.92
                              13.88
                              13.91
                              13.91
                              13.87
                              14.04
                              14.12
                              13.79
                              13.92
                              13.78
                              13.47
                              13.51
                              13.5
                              13.59
                              13.52
                              13.5
                              13.23
                              13.34
                              13.41
10/31/05                      13.41

FUND SNAPSHOT
------------------------------------
Common Share Price            $13.41
------------------------------------
Common Share
Net Asset Value               $14.56
------------------------------------
Premium/(Discount) to NAV     -7.90%
------------------------------------
Market Yield                   5.55%
------------------------------------
Taxable-Equivalent Yield1      7.71%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $269,614
------------------------------------
Average Effective Maturity
on Securities (Years)          21.09
------------------------------------
Leverage-Adjusted Duration      7.06
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/21/02)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -4.68%         4.33%
------------------------------------
Since
Inception       2.11%         6.57%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
California                     19.3%
------------------------------------
Texas                           8.7%
------------------------------------
Michigan                        7.7%
------------------------------------
New York                        6.3%
------------------------------------
Washington                      6.1%
------------------------------------
Indiana                         5.9%
------------------------------------
Pennsylvania                    5.8%
------------------------------------
Alabama                         5.6%
------------------------------------
South Carolina                  4.9%
------------------------------------
Wisconsin                       4.5%
------------------------------------
Massachusetts                   3.4%
------------------------------------
Colorado                        2.6%
------------------------------------
Other                          19.2%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/General         30.3%
------------------------------------
Tax Obligation/Limited         23.5%
------------------------------------
Healthcare                     14.6%
------------------------------------
Utilities                       9.6%
------------------------------------
Transportation                  7.1%
------------------------------------
Water and Sewer                 6.6%
------------------------------------
U.S. Guaranteed                 5.5%
------------------------------------
Other                           2.8%
------------------------------------

1 Taxable equivalent yield represents the yield that must be earned on a fully taxable investment, in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the taxable equivalent yield is lower.

2 The Fund also paid shareholders a capital gains distribution in December 2004 of $0.0097 per share.

Shareholder
       MEETING REPORT

The Annual Shareholder Meeting was held on July 26, 2005 at The Northern Trust Bank, 50 S. LaSalle St., Chicago, Illinois.

                                                 NQI                             NIO                              NIF
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE NEW INVESTMENT
MANAGEMENT AGREEMENT WAS REACHED
AS FOLLOWS:
                                        Common and                      Common and                       Common and
                                     MuniPreferred                   MuniPreferred                    MuniPreferred
                                     shares voting                   shares voting                    shares voting
                                          together                        together                         together
                                        as a class                      as a class                       as a class
====================================================================================================================================
      For                               33,099,534                      72,957,358                       17,661,591
      Against                              211,373                         671,979                          106,231
      Abstain                              310,476                         833,358                          186,921
------------------------------------------------------------------------------------------------------------------------------------
      Total                             33,621,383                      74,462,695                       17,954,743
====================================================================================================================================
APPROVAL OF THE BOARD MEMBERS WAS
REACHED AS FOLLOWS:
                                        Common and                      Common and                       Common and
                                     MuniPreferred   MuniPreferred   MuniPreferred    MuniPreferred   MuniPreferred    MuniPreferred
                                     shares voting   shares voting   shares voting    shares voting   shares voting    voting shares
                                          together        together        together         together        together         together
                                        as a class      as a class      as a class       as a class      as a class       as a class
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner
      For                               33,357,665              --      73,786,920               --      17,819,619               --
      Withhold                             263,718              --         675,775               --         135,124               --
------------------------------------------------------------------------------------------------------------------------------------
      Total                             33,621,383              --      74,462,695               --      17,954,743               --
====================================================================================================================================
Lawrence H. Brown
      For                               33,354,763              --      73,816,191               --      17,818,003               --
      Withhold                             266,620              --         646,504               --         136,740               --
------------------------------------------------------------------------------------------------------------------------------------
      Total                             33,621,383              --      74,462,695               --      17,954,743               --
====================================================================================================================================
Jack B. Evans
      For                               33,355,407              --      73,806,630               --      17,815,370               --
      Withhold                             265,976              --         656,065               --         139,373               --
------------------------------------------------------------------------------------------------------------------------------------
      Total                             33,621,383              --      74,462,695               --      17,954,743               --
====================================================================================================================================
William C. Hunter
      For                               33,358,340              --      73,785,299               --      17,818,419               --
      Withhold                             263,043              --         677,396               --         136,324               --
------------------------------------------------------------------------------------------------------------------------------------
      Total                             33,621,383              --      74,462,695               --      17,954,743               --
====================================================================================================================================
David J. Kundert
      For                               33,357,993              --      73,818,900               --      17,826,286               --
      Withhold                             263,390              --         643,795               --         128,457               --
------------------------------------------------------------------------------------------------------------------------------------
      Total                             33,621,383              --      74,462,695               --      17,954,743               --
====================================================================================================================================
William J. Schneider
      For                                       --          11,831              --           26,039              --            6,344
      Withhold                                  --              17              --              179              --               27
------------------------------------------------------------------------------------------------------------------------------------
      Total                                     --          11,848              --           26,218              --            6,371
====================================================================================================================================

                                                NQI                               NIO                             NIF
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS
REACHED AS FOLLOWS:
                                        Common and                      Common and                       Common and
                                     MuniPreferred   MuniPreferred   MuniPreferred    MuniPreferred   MuniPreferred    MuniPreferred
                                     shares voting   shares voting   shares voting    shares voting   shares voting    voting shares
                                          together        together        together         together        together         together
                                        as a class      as a class      as a class       as a class      as a class       as a class
====================================================================================================================================
Timothy R. Schwertfeger
      For                                       --          11,831              --           26,039              --            6,344
      Withhold                                  --              17              --              179              --               27
------------------------------------------------------------------------------------------------------------------------------------
      Total                                     --          11,848              --           26,218              --            6,371
====================================================================================================================================
Judith M. Stockdale
      For                               33,288,630              --      73,807,654               --      17,818,090               --
      Withhold                             332,753              --         655,041               --         136,653               --
------------------------------------------------------------------------------------------------------------------------------------
      Total                             33,621,383              --      74,462,695               --      17,954,743               --
====================================================================================================================================
Eugene S. Sunshine
      For                               33,357,100              --      73,801,462               --      17,820,919               --
      Withhold                             264,283              --         661,233               --         133,824               --
------------------------------------------------------------------------------------------------------------------------------------
      Total                             33,621,383              --      74,462,695               --      17,954,743               --
====================================================================================================================================
                                                NPX                               NVG                             NEA
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE NEW INVESTMENT
MANAGEMENT AGREEMENT WAS REACHED
AS FOLLOWS:
                                        Common and                      Common and                       Common and
                                     MuniPreferred                   MuniPreferred                    MuniPreferred
                                     shares voting                   shares voting                    shares voting
                                          together                        together                         together
                                        as a class                      as a class                       as a class
------------------------------------------------------------------------------------------------------------------------------------
      For                               34,476,589                      28,404,299                       17,841,489
      Against                              220,728                         156,837                           89,312
      Abstain                              423,410                         287,476                          223,917
------------------------------------------------------------------------------------------------------------------------------------
      Total                             35,120,727                      28,848,612                       18,154,718
====================================================================================================================================

Shareholder
     MEETING REPORT (continued)
                                                NPX                              NVG                              NEA
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS
REACHED AS FOLLOWS:
                                        Common and                      Common and                       Common and
                                     MuniPreferred   MuniPreferred   MuniPreferred    MuniPreferred   MuniPreferred    MuniPreferred
                                     shares voting   shares voting   shares voting    shares voting   shares voting    voting shares
                                          together        together        together         together        together         together
                                        as a class      as a class      as a class       as a class      as a class       as a class
====================================================================================================================================
Robert P. Bremner
      For                               34,798,026              --      28,655,621               --      17,818,563               --
      Withhold                             322,701              --         192,991               --         336,155               --
------------------------------------------------------------------------------------------------------------------------------------
      Total                             35,120,727              --      28,848,612               --      18,154,718               --
====================================================================================================================================
Lawrence H. Brown
      For                               34,801,250              --      28,655,258               --      17,818,038               --
      Withhold                             319,477              --         193,354               --         336,680               --
------------------------------------------------------------------------------------------------------------------------------------
      Total                             35,120,727              --      28,848,612               --      18,154,718               --
====================================================================================================================================
Jack B. Evans
      For                               34,803,398              --      28,656,380               --      17,820,379               --
      Withhold                             317,329              --         192,232               --         334,339               --
------------------------------------------------------------------------------------------------------------------------------------
      Total                             35,120,727              --      28,848,612               --      18,154,718               --
====================================================================================================================================
William C. Hunter
      For                               34,807,109              --      28,656,947               --      17,819,629               --
      Withhold                             313,618              --         191,665               --         335,089               --
------------------------------------------------------------------------------------------------------------------------------------
      Total                             35,120,727              --      28,848,612               --      18,154,718               --
====================================================================================================================================
David J. Kundert
      For                               34,805,787              --      28,656,125               --      17,822,165               --
      Withhold                             314,940              --         192,487               --         332,553               --
------------------------------------------------------------------------------------------------------------------------------------
      Total                             35,120,727              --      28,848,612               --      18,154,718               --
====================================================================================================================================
William J. Schneider
      For                                       --          10,080              --            9,132              --            5,636
      Withhold                                  --              76              --               31              --               12
------------------------------------------------------------------------------------------------------------------------------------
      Total                                     --          10,156              --            9,163              --            5,648
====================================================================================================================================
Timothy R. Schwertfeger
      For                                       --          10,081              --            9,132              --            5,636
      Withhold                                  --              75              --               31              --               12
------------------------------------------------------------------------------------------------------------------------------------
      Total                                     --          10,156              --            9,163              --            5,648
====================================================================================================================================
Judith M. Stockdale
      For                               34,806,671              --      28,651,440               --      17,822,526               --
      Withhold                             314,056              --         197,172               --         332,192               --
------------------------------------------------------------------------------------------------------------------------------------
      Total                             35,120,727              --      28,848,612               --      18,154,718               --
====================================================================================================================================
Eugene S. Sunshine
      For                               34,800,554              --      28,660,808               --      17,819,314               --
      Withhold                             320,173              --         187,804               --         335,404               --
------------------------------------------------------------------------------------------------------------------------------------
      Total                             35,120,727              --      28,848,612               --      18,154,718               --
====================================================================================================================================

Report of
   INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM



THE BOARD OF DIRECTORS/TRUSTEES AND SHAREHOLDERS
NUVEEN INSURED QUALITY MUNICIPAL FUND, INC.
NUVEEN INSURED MUNICIPAL OPPORTUNITY FUND, INC.
NUVEEN PREMIER INSURED MUNICIPAL INCOME FUND, INC.
NUVEEN INSURED PREMIUM INCOME MUNICIPAL FUND 2
NUVEEN INSURED DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN INSURED TAX-FREE ADVANTAGE MUNICIPAL FUND


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Insured Quality Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Insured Premium Income Municipal Fund 2, Nuveen Insured Dividend Advantage Municipal Fund and Nuveen Insured Tax-Free Advantage Municipal Fund as of October 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Insured Quality Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Insured Premium Income Municipal Fund 2, Nuveen Insured Dividend Advantage Municipal Fund and Nuveen Insured Tax-Free Advantage Municipal Fund at October 31, 2005, and the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

                                                         /s/  Ernst & Young LLP

Chicago, Illinois
December 14, 2005

                        Nuveen Insured Quality Municipal Fund, Inc. (NQI)
                        Portfolio of
                                INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 1.5% (1.0% OF TOTAL INVESTMENTS)

$       1,135   Birmingham Waterworks and Sewerage Board, Alabama,                    1/13 at 100.00         AAA     $    1,216,005
                 Water and Sewerage Revenue Bonds, Series 2002B,
                 5.250%, 1/01/20 - MBIA Insured

        7,500   Huntsville Healthcare Authority, Alabama, Revenue Bonds,              6/15 at 100.00         AAA          7,735,950
                 Series 2005A, 5.000%, 6/01/24 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 1.6% (1.1% OF TOTAL INVESTMENTS)

        9,200   Phoenix, Arizona, Civic Improvement Corporation, Senior Lien          7/12 at 100.00         AAA          9,462,292
                 Airport Revenue Bonds, Series 2002B, 5.250%, 7/01/32
                 (Alternative Minimum Tax) - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 0.8% (0.5% OF TOTAL INVESTMENTS)

        4,250   University of Arkansas, Fayetteville, Revenue Bonds, Medical         11/14 at 100.00         Aaa          4,445,882
                 Sciences Campus, Series 2004B, 5.000%, 11/01/24 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 27.5% (18.2% OF TOTAL INVESTMENTS)

        1,500   Acalanes Union High School District, Contra Costa County,             8/15 at 100.00         AAA          1,570,020
                 California, General Obligation Bonds, Series 2005,
                 5.000%, 8/01/24 - FGIC Insured

        7,620   Alameda County, California, Certificates of Participation,            9/06 at 102.00         AAA          7,948,727
                 Alameda County Public Facilities Corporation, Series 1991,
                 6.000%, 9/01/21 (Pre-refunded to 9/01/06) - MBIA Insured

                California Educational Facilities Authority, Revenue Bonds,
                Occidental College, Series 2005A:
        1,275    5.250%, 10/01/23 - MBIA Insured                                     10/15 at 100.00         Aaa          1,377,791
        1,415    5.000%, 10/01/25 - MBIA Insured                                     10/15 at 100.00         Aaa          1,478,533

       13,175   California Pollution Control Financing Authority, Revenue             9/09 at 101.00         AAA         14,071,559
                 Refunding Bonds, Southern California Edison Company,
                 Series 1999A, 5.450%, 9/01/29 - MBIA Insured

        8,000   California, General Obligation Bonds, Series 2002,                   10/12 at 100.00         AAA          8,200,800
                 5.000%, 10/01/32 - MBIA Insured

       20,500   California, General Obligation Refunding Bonds, Series 2002,          4/12 at 100.00         AAA         21,093,885
                 5.000%, 4/01/27 - AMBAC Insured

        3,750   California, General Obligation Bonds, Series 2004,                    4/14 at 100.00         AAA          3,862,800
                 5.000%, 4/01/31 - AMBAC Insured

                California Department of Water Resources, Water System
                Revenue Bonds, Central Valley Project, Series 2005AC:
        4,045    5.000%, 12/01/24 - MBIA Insured                                     12/14 at 100.00         AAA          4,223,425
        4,000    5.000%, 12/01/26 - MBIA Insured                                     12/14 at 100.00         AAA          4,164,280

        2,340   Cerritos Public Financing Authority, California, Tax Allocation      11/17 at 102.00         AAA          2,459,317
                 Revenue Bonds, Los Cerritos Redevelopment Projects,
                 Series 2002A, 5.000%, 11/01/24 - AMBAC Insured

                Foothill/Eastern Transportation Corridor Agency, California,
                Toll Road Revenue Refunding Bonds, Series 1999:
       22,985    0.000%, 1/15/24 - MBIA Insured                                        1/10 at 44.52         AAA          8,472,271
       22,000    0.000%, 1/15/31 - MBIA Insured                                        1/10 at 29.11         AAA          5,210,920
       50,000    0.000%, 1/15/37 - MBIA Insured                                        1/10 at 20.19         AAA          8,314,500

        5,000   Garden Grove, California, Certificates of Participation,              3/12 at 101.00         AAA          5,173,750
                 Financing Project, Series 2002A, 5.125%, 3/01/32 -
                 AMBAC Insured

        3,500   Golden State Tobacco Securitization Corporation, California,          6/15 at 100.00         AAA          3,584,210
                 Tobacco Settlement Asset-Backed Revenue Bonds,
                 Series 2005A, 5.000%, 6/01/35 - FGIC Insured

        5,000   Inland Empire Solid Waste Financing Authority, California,            8/06 at 102.00         AAA          5,201,350
                 Revenue Bonds, Landfill Improvement Financing Project,
                 Series 1996B, 6.000%, 8/01/16 (Alternative Minimum Tax)
                 (Pre-refunded to 8/01/06) - FSA Insured

        5,453   Moreno Valley Public Finance Authority, California, GNMA              1/12 at 105.00         Aaa          5,933,573
                 Collateralized Assisted Living Housing Revenue Bonds,
                 CDC Assisted Living Project, Series 2000A, 7.500%, 1/20/42

        5,860   Ontario Redevelopment Financing Authority, San Bernardino             2/06 at 100.00         AAA          6,099,850
                 County, California, Revenue Bonds, Redevelopment Project 1,
                 Series 1993, 5.850%, 8/01/22 - MBIA Insured


                                       22

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (continued)

$       3,615   Pasadena Unified School District, Los Angeles County,                 5/13 at 100.00         AAA     $    3,937,133
                 California, General Obligation Bonds, Series 2003D,
                 5.000%, 5/01/24 (Pre-refunded to 5/01/13) - MBIA Insured

        2,590   Riverside County Public Financing Authority, California,             10/14 at 100.00         AAA          2,658,298
                 Tax Allocation Bonds, Multiple Projects, Series 2004,
                 5.000%, 10/01/25 - XLCA Insured

        2,000   San Diego Redevelopment Agency, California, Subordinate               9/14 at 100.00         AAA          2,068,420
                 Lien Tax Allocation Bonds, Centre City Project, Series 2004A,
                 5.000%, 9/01/21 - XLCA Insured

                San Francisco Airports Commission, California, Revenue Refunding
                Bonds, San Francisco International Airport, Second Series 2001,
                Issue 27A:
        7,200    5.125%, 5/01/21 (Alternative Minimum Tax) - MBIA Insured             5/11 at 100.00         AAA          7,386,768
       12,690    5.250%, 5/01/31 (Alternative Minimum Tax) - MBIA Insured             5/11 at 100.00         AAA         12,984,662

                San Francisco Bay Area Rapid Transit District, California, Sales
                Tax Revenue Bonds, Series 2005A:
        3,485    5.000%, 7/01/21 - MBIA Insured                                       7/15 at 100.00         AAA          3,671,866
        3,655    5.000%, 7/01/22 - MBIA Insured                                       7/15 at 100.00         AAA          3,842,099
        3,840    5.000%, 7/01/23 - MBIA Insured                                       7/15 at 100.00         AAA          4,027,315

        1,000   Sierra Joint Community College District, Tahoe Truckee,               8/14 at 100.00         AAA          1,037,600
                 California, General Obligation Bonds, School Facilities
                 Improvement District 1, Series 2005A, 5.000%, 8/01/27 -
                 FGIC Insured

        1,575   Sierra Joint Community College District, Western Nevada,              8/14 at 100.00         AAA          1,631,905
                 California, General Obligation Bonds, School Facilities
                 Improvement District 2, Series 2005A, 5.000%, 8/01/27 -
                 FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 2.0% (1.3% OF TOTAL INVESTMENTS)

        3,750   Denver City and County, Colorado, Airport System Revenue             11/06 at 101.00         AAA          3,860,662
                 Bonds, Series 1996D, 5.500%, 11/15/25 - MBIA Insured

        1,250   Jefferson County School District R1, Colorado, General               12/14 at 100.00         AAA          1,305,313
                 Obligation Bonds, Series 2004, 5.000%, 12/15/24 -
                 FSA Insured

        1,000   University of Colorado, Enterprise System Revenue Bonds,              6/15 at 100.00         AAA          1,035,780
                 Series 2005, 5.000%, 6/01/30 - FGIC Insured

                Board of Trustees of the University of Northern Colorado,
                Revenue Bonds, Series 2005:
        1,925    5.000%, 6/01/21 - FSA Insured                                        6/15 at 100.00         AAA          2,029,085
        2,015    5.000%, 6/01/22 - FSA Insured                                        6/15 at 100.00         AAA          2,117,483

        1,200   Widefield Water and Sanitation District, El Paso County,             12/14 at 100.00         AAA          1,251,108
                 Colorado, Water and Sewerage Revenue Refunding and
                 Improvement Bonds, Series 2004, 5.000%, 12/01/25 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 0.4% (0.2% OF TOTAL INVESTMENTS)

        2,000   Connecticut, General Obligation Bonds, Series 2004D,                 12/14 at 100.00         AAA          2,109,680
                 5.000%, 12/01/22 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 1.4% (0.9% OF TOTAL INVESTMENTS)

        8,000   Washington Convention Center Authority, District of Columbia,        10/08 at 101.00         AAA          8,316,560
                 Senior Lien Dedicated Tax Revenue Bonds, Series 1998,
                 5.000%, 10/01/21 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 8.6% (5.7% OF TOTAL INVESTMENTS)

        1,000   Florida State Board of Education, Full Faith and Credit Public        6/12 at 101.00         AAA          1,035,490
                 Education Capital Outlay Bonds, Series 2002F,
                 5.000%, 6/01/25 - MBIA Insured

        3,250   Florida State Board of Education, Full Faith and Credit Public        6/13 at 101.00         AAA          3,404,603
                 Education Capital Outlay Bonds, Series 2003J,
                 5.000%, 6/01/22 - AMBAC Insured

        2,000   Florida Board of Education, Lottery Revenue Bonds,                    7/15 at 101.00         AAA          2,112,520
                 Series 2005A, 5.000%, 7/01/22 - AMBAC Insured

        1,180   Florida Municipal Loan Council, Revenue Bonds, Series 2003A,            No Opt. Call         AAA          1,285,527
                 5.250%, 5/01/13 - MBIA Insured

       20,000   Lee County, Florida, Airport Revenue Bonds, Series 2000A,            10/10 at 101.00         AAA         21,512,600
                 5.750%, 10/01/25 (Alternative Minimum Tax) - FSA Insured

        4,115   Miami-Dade County Housing Finance Authority, Florida,                 7/11 at 100.00         AAA          4,276,596
                 Multifamily Housing Revenue Bonds, Monterey Pointe
                 Apartments, Series 2001-2A, 5.850%, 7/01/37 (Alternative
                 Minimum Tax) - FSA Insured

        7,000   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami            10/12 at 100.00         AAA          7,262,990
                 International Airport, Series 2002, 5.375%, 10/01/32
                 (Alternative Minimum Tax) - FGIC Insured

        1,000   Ocala, Florida, Utility System Revenue Bonds, Series 2005B,          10/15 at 100.00         Aaa          1,074,750
                 5.250%, 10/01/25 - FGIC Insured


                                       23


                        Nuveen Insured Quality Municipal Fund, Inc. (NQI) (continued)
                             Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA (continued)

$       3,780   Palm Beach County School Board, Florida, Certificates of              8/13 at 100.00         AAA     $    4,014,020
                 Participation, Series 2003A, 5.000%, 8/01/16 -
                 AMBAC Insured

        4,070   Volusia County School Board, Florida, Certificates of                 8/15 at 100.00         Aaa          4,233,818
                 Participation, Series 2005B, 5.000%, 8/01/23 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 0.2% (0.1% OF TOTAL INVESTMENTS)

        1,000   Atlanta, Georgia, Water and Wastewater Revenue Bonds,                11/14 at 100.00         AAA          1,045,330
                 Series 2004, 5.000%, 11/01/22 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                HAWAII - 6.1% (4.0% OF TOTAL INVESTMENTS)

        1,620   Hawaii County, Hawaii, General Obligation Bonds,                      7/13 at 100.00         AAA          1,694,698
                 Series 2003A, 5.000%, 7/15/21 - FSA Insured

                Hawaii Department of Transportation, Airport System Revenue
                Refunding Bonds, Series 2000B:
        8,785    6.625%, 7/01/18 (Alternative Minimum Tax) - FGIC Insured             7/10 at 101.00         AAA          9,784,645
        7,000    6.000%, 7/01/19 (Alternative Minimum Tax) - FGIC Insured             7/10 at 101.00         AAA          7,603,820

       16,180   Hawaii Department of Budget and Finance, Special Purpose              5/06 at 101.00         AAA         16,547,610
                 Revenue Bonds, Hawaiian Electric Company Inc.,
                 Series 1996A, 6.200%, 5/01/26 (Alternative Minimum Tax) -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 14.7% (9.7% OF TOTAL INVESTMENTS)

        9,500   Chicago, Illinois, Second Lien General Airport Revenue                1/10 at 101.00         AAA         10,123,770
                 Refunding Bonds, O'Hare International Airport, Series 1999,
                 5.500%, 1/01/15 (Alternative Minimum Tax) - AMBAC Insured

       25,000   Illinois Health Facilities Authority, Revenue Bonds, Iowa             2/10 at 101.00         AAA         27,348,000
                 Health System, Series 2000, 5.875%, 2/15/30 -
                 AMBAC Insured

       15,785   Illinois, General Obligation Bonds, Illinois FIRST Program,           4/12 at 100.00         AAA         16,680,957
                 Series 2002, 5.250%, 4/01/27 - FSA Insured

       13,275   Illinois, General Obligation Bonds, Illinois FIRST Program,           5/11 at 100.00         AAA         13,973,132
                 Series 2001, 5.250%, 5/01/26 - FSA Insured

       18,000   Metropolitan Pier and Exposition Authority, Illinois, Revenue           No Opt. Call         AAA          7,159,320
                 Bonds, McCormick Place Expansion Project, Series 2002A,
                 0.000%, 12/15/24 - MBIA Insured

       10,000   University of Illinois, Certificates of Participation, Utility        8/11 at 100.00         AAA         10,843,900
                 Infrastructure Projects, Series 2001B, 5.250%, 8/15/21
                 (Pre-refunded to 8/15/11) - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 1.6% (1.1% OF TOTAL INVESTMENTS)

        7,790   Indiana Transportation Finance Authority, Highway Revenue               No Opt. Call         AAA          9,457,294
                 Bonds, Series 1990A, 7.250%, 6/01/15 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 0.5% (0.4% OF TOTAL INVESTMENTS)

        3,000   Wichita, Kansas, Water and Sewerage Utility Revenue Bonds,           10/13 at 100.00         AAA          3,141,810
                 Series 2003, 5.000%, 10/01/21 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 5.7% (3.8% OF TOTAL INVESTMENTS)

        3,015   Kentucky Asset/Liability Commission, General Fund Revenue             5/15 at 100.00         AAA          3,134,032
                 Project Notes, First Series 2005, 5.000%, 5/01/25 -
                 MBIA Insured

                Kentucky Economic Development Finance Authority, Health
                System Revenue Bonds, Norton Healthcare Inc., Series 2000C:
        6,345    6.150%, 10/01/27 - MBIA Insured                                     10/13 at 101.00         AAA          7,253,287
       18,185    6.150%, 10/01/28 - MBIA Insured                                     10/13 at 101.00         AAA         20,764,360

        2,230   Kentucky State Property and Buildings Commission, Revenue             8/15 at 100.00         AAA          2,337,709
                 Bonds, Project 85, Series 2005, 5.000%, 8/01/23 -
                 FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 0.7% (0.5% OF TOTAL INVESTMENTS)

        4,045   Orleans Levee District, Louisiana, Levee District General            12/05 at 103.00         AAA          4,171,042
                 Obligation Bonds, Series 1986, 5.950%, 11/01/15 -
                 FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MAINE - 1.5% (1.0% OF TOTAL INVESTMENTS)

        8,000   Maine Health and Higher Educational Facilities Authority,             7/09 at 101.00         AAA          8,712,240
                 Revenue Bonds, Series 1999B, 6.000%, 7/01/29 -
                 MBIA Insured


                                       24

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 1.4% (0.9% OF TOTAL INVESTMENTS)

$       7,535   Maryland Transportation Authority, Airport Parking Revenue            3/12 at 101.00         AAA     $    8,031,783
                 Bonds, Baltimore-Washington International Airport Passenger
                 Facility, Series 2002B, 5.500%, 3/01/18 (Alternative
                 Minimum Tax) - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 1.9% (1.3% OF TOTAL INVESTMENTS)

        5,000   Massachusetts Bay Transportation Authority, Senior Sales              7/12 at 100.00         AAA          5,373,050
                 Tax Revenue Refunding Bonds, Series 2002A, 5.000%, 7/01/27
                 (Pre-refunded to 7/01/12) - FGIC Insured

                Massachusetts, Special Obligation Dedicated Tax Revenue
                Bonds, Series 2004:
        1,250    5.250%, 1/01/21 (Pre-refunded to 1/01/14) - FGIC Insured             1/14 at 100.00         AAA          1,356,513
        1,000    5.250%, 1/01/22 (Pre-refunded to 1/01/14) - FGIC Insured             1/14 at 100.00         AAA          1,085,210
        1,195    5.250%, 1/01/23 (Pre-refunded to 1/01/14) - FGIC Insured             1/14 at 100.00         AAA          1,296,826
        2,000    5.250%, 1/01/24 (Pre-refunded to 1/01/14) - FGIC Insured             1/14 at 100.00         AAA          2,170,420


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 0.8% (0.6% OF TOTAL INVESTMENTS)

        4,750   Michigan Strategic Fund, Collateralized Limited Obligation            9/09 at 102.00         AAA          4,974,295
                 Pollution Control Revenue Refunding Bonds, Detroit Edison
                 Company, Series 1999A, 5.550%, 9/01/29 (Alternative
                 Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 0.0% (0.0% OF TOTAL INVESTMENTS)

          127   St. Louis Park, Minnesota, GNMA Mortgage-Backed                       4/06 at 100.00         Aaa            127,080
                 Securities Program Single Family Residential Mortgage
                 Revenue Bonds, Series 1991A, 7.250%, 4/20/23


------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 1.4% (1.0% OF TOTAL INVESTMENTS)

        2,545   Harrison County Wastewater Management District,                         No Opt. Call         AAA          3,231,030
                 Mississippi, Wastewater Treatment Facilities Revenue
                 Refunding Bonds, Series 1991A, 8.500%, 2/01/13 -
                 FGIC Insured

        2,715   Harrison County Wastewater Management District,                         No Opt. Call         AAA          3,368,473
                 Mississippi, Revenue Refunding Bonds, Wastewater
                 Treatment Facilities, Series 1991B, 7.750%, 2/01/14 -
                 FGIC Insured

        1,865   Mississippi Home Corporation, GNMA Collateralized Single              6/06 at 105.00         Aaa          1,885,440
                 Family Mortgage Revenue Bonds, Series 1996C,
                 7.600%, 6/01/29 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 0.3% (0.2% OF TOTAL INVESTMENTS)

        1,500   Camdenton Reorganized School District R3, Camden County,                No Opt. Call         AAA          1,615,080
                 Missouri, General Obligation Bonds, Series 2005,
                 5.250%, 3/01/24 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 7.0% (4.6% OF TOTAL INVESTMENTS)

       33,700   Director of Nevada State Department of Business and                   1/10 at 100.00         AAA         34,826,254
                 Industry, Revenue Bonds, Las Vegas Monorail Project,
                 First Tier, Series 2000, 5.375%, 1/01/40 - AMBAC Insured

        5,720   Reno, Nevada, Senior Lien Sales and Room Tax Revenue                  6/12 at 100.00         AAA          5,885,422
                 Bonds, Reno Transportation Rail Access Corridor Project,
                 Series 2002, 5.125%, 6/01/32 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 1.1% (0.7% OF TOTAL INVESTMENTS)

                New Jersey Economic Development Authority, Revenue Bonds,
                Motor Vehicle Surcharge, Series 2004A:
        1,700    5.000%, 7/01/22 - MBIA Insured                                       7/14 at 100.00         AAA          1,784,609
        1,700    5.000%, 7/01/23 - MBIA Insured                                       7/14 at 100.00         AAA          1,780,852

        2,500   New Jersey Turnpike Authority, Revenue Bonds, Series 2003A,           7/13 at 100.00         AAA          2,628,950
                 5.000%, 1/01/19 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEW MEXICO - 1.1% (0.7% OF TOTAL INVESTMENTS)

                New Mexico Finance Authority, Public Project Revolving
                Fund Revenue Bonds, Series 2004C:
        1,420    5.000%, 6/01/22 - AMBAC Insured                                      6/14 at 100.00         AAA          1,485,987
        3,290    5.000%, 6/01/23 - AMBAC Insured                                      6/14 at 100.00         AAA          3,435,714

        1,530   New Mexico State University, Revenue Bonds, Series 2004,              4/14 at 100.00         AAA          1,596,677
                 5.000%, 4/01/23 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 15.3% (10.1% OF TOTAL INVESTMENTS)

        8,000   Metropolitan Transportation Authority, New York, State Service        7/12 at 100.00         AAA          8,314,560
                 Contract Refunding Bonds, Series 2002A, 5.000%, 7/01/25 -
                 FGIC Insured

       11,760   Dormitory Authority of the State of New York, New York City,          5/10 at 101.00         AAA         13,016,674
                 Lease Revenue Bonds, Court Facilities, Series 1999,
                 5.750%, 5/15/30 (Pre-refunded to 5/15/10) - AMBAC Insured


                                       25


                        Nuveen Insured Quality Municipal Fund, Inc. (NQI) (continued)
                             Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK (continued)

$       1,100   Dormitory Authority of the State of New York, Revenue Bonds,          2/15 at 100.00         AAA     $    1,144,275
                 Mental Health Services Facilities Improvements,
                 Series 2005A, 5.000%, 2/15/24 - AMBAC Insured

        3,000   Dormitory Authority of the State of New York, Revenue Bonds,          2/15 at 100.00         AAA          3,127,710
                 Mental Health Services Facilities Improvements,
                 Series 2005D, 5.000%, 2/15/23 - FGIC Insured

       10,875   New York State Housing Finance Agency, Mortgage Revenue               5/06 at 102.00         AAA         11,253,559
                 Refunding Bonds, Housing Project, Series 1996A,
                 6.125%, 11/01/20 - FSA Insured

        4,200   New York State Mortgage Agency, Homeowner Mortgage                   10/09 at 100.00         AAA          4,348,806
                 Revenue Bonds, Series 82, 5.550%, 10/01/19 (Alternative
                 Minimum Tax) - MBIA Insured

       15,000   Dormitory Authority of the State of New York, Revenue Bonds,         10/12 at 100.00         AAA         16,494,600
                 School Districts Financing Program, Series 2002D,
                 5.500%, 10/01/17 - MBIA Insured

       10,120   New York State Thruway Authority, General Revenue Bonds,              7/15 at 100.00         AAA         10,573,072
                 Series 2005G, 5.000%, 1/01/26 - FSA Insured

        1,950   New York State Thruway Authority, Highway and Bridge                 10/15 at 100.00         AAA          2,056,782
                 Trust Fund Bonds, Second Generation, Series 2005B,
                 5.000%, 4/01/21 - AMBAC Insured

                New York State Thruway Authority, State Personal Income
                Tax Revenue Bonds, Series 2005A:
        3,500    5.000%, 3/15/19 - FSA Insured                                        3/15 at 100.00         AAA          3,710,735
        6,595    5.000%, 3/15/25 - FSA Insured                                        3/15 at 100.00         AAA          6,877,860

                New York City Sales Tax Asset Receivable Corporation, New York,
                Dedicated Revenue Bonds, Local Government Assistance
                Corporation, Series 2004A:
        1,630    5.000%, 10/15/24 - MBIA Insured                                     10/14 at 100.00         AAA          1,707,246
        1,675    5.000%, 10/15/25 - MBIA Insured                                     10/14 at 100.00         AAA          1,751,849

        5,000   Triborough Bridge and Tunnel Authority, New York, Subordinate        11/13 at 100.00         AAA          5,148,300
                 Lien General Purpose Revenue Bonds, Series 2003A,
                 5.000%, 11/15/32 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 2.7% (1.8% OF TOTAL INVESTMENTS)

        7,000   Cleveland State University, Ohio, General Receipts Bonds,             6/14 at 100.00         AAA          7,532,700
                 Series 2004, 5.250%, 6/01/19 - FGIC Insured

        5,000   Lorain County, Ohio, Health Facilities Revenue Bonds, Catholic        9/09 at 102.00         AAA          5,363,800
                 Healthcare Partners, Series 1999A, 5.500%, 9/01/29 -
                 AMBAC Insured

        3,065   Oak Hills Local School District, Hamilton County, Ohio,              12/15 at 100.00         AAA          3,207,001
                 General Obligation Bonds, Series 2005, 5.000%, 12/01/24 -
                 FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 2.6% (1.7% OF TOTAL INVESTMENTS)

        7,000   Allegheny County, Pennsylvania, Airport Revenue Refunding             1/08 at 101.00         AAA          7,235,900
                 Bonds, Pittsburgh International Airport, Series 1997A,
                 5.250%, 1/01/16 (Alternative Minimum Tax) - MBIA Insured

        3,000   Allegheny County Sanitary Authority, Pennsylvania, Sewerage          12/15 at 100.00         AAA          3,138,990
                 Revenue Bonds, Series 2005A, 5.000%, 12/01/23 -
                 MBIA Insured

        2,500   Cumberland Valley School District, Cumberland County,                11/15 at 100.00         Aaa          2,644,550
                 Pennsylvania, General Obligation Bonds, Series 2005,
                 5.000%, 11/15/20 - FSA Insured

        2,000   Pittsburgh Public Parking Authority, Pennsylvania, Parking           12/15 at 100.00         AAA          2,082,740
                 Revenue Bonds, Series 2005B, 5.000%, 12/01/23 -
                 FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                PUERTO RICO - 1.4% (0.9% OF TOTAL INVESTMENTS)

        5,000   Puerto Rico, Highway Revenue Bonds, Highway and                         No Opt. Call         AAA          5,615,700
                 Transportation Authority, Series 2003AA, 5.500%, 7/01/16 -
                 FGIC Insured

        2,500   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/15 at 100.00         AAA          2,652,325
                 Series 2005RR, 5.000%, 7/01/22 -  FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 0.5% (0.4% OF TOTAL INVESTMENTS)

        3,000   Charleston County School District, South Carolina, General            2/14 at 100.00         AAA          3,141,180
                 Obligation Bonds, Series 2004A, 5.000%, 2/01/22 -
                 AMBAC Insured


                                       26

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 1.4% (0.9% OF TOTAL INVESTMENTS)

                Knox County Health, Educational and Housing Facilities Board,
                Tennessee, Hospital Revenue Refunding Bonds, Covenant Health,
                Series 2002A:
$       7,500    0.000%, 1/01/24 - FSA Insured                                         1/13 at 52.75         AAA     $    2,732,700
        5,000    0.000%, 1/01/25 - FSA Insured                                         1/13 at 49.71         AAA          1,712,450
        2,750    0.000%, 1/01/26 - FSA Insured                                         1/13 at 46.78         AAA            884,290

                Tennessee State School Bond Authority, Higher Educational
                Facilities Second Program Bonds, Series 2005A:
        1,400    5.000%, 5/01/24 - MBIA Insured                                       5/15 at 100.00         AAA          1,462,986
        1,250    5.000%, 5/01/26 - MBIA Insured                                       5/15 at 100.00         AAA          1,304,275


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 22.6% (14.9% OF TOTAL INVESTMENTS)

        8,000   Abilene Health Facilities Development Corporation, Texas,             3/06 at 102.00         AAA          8,176,480
                 Hospital Revenue Refunding and Improvement Bonds,
                 Hendrick Medical Center Project, Series 1995C,
                 6.150%, 9/01/25 - MBIA Insured

        5,275   Austin, Texas, Combined Utility System Revenue Refunding             11/07 at 100.00         AAA          5,424,810
                 Bonds, Series 1997, 5.125%, 11/15/20 - FSA Insured

        3,135   Corpus Christi, Texas, Utility System Revenue Bonds,                  7/14 at 100.00         AAA          3,357,397
                 Series 2004, 5.250%, 7/15/20 - FSA Insured

        3,000   Dallas-Ft. Worth International Airport, Texas, Joint Revenue         11/11 at 100.00         AAA          3,257,130
                 Refunding and Improvement Bonds, Series 2001A,
                 5.750%, 11/01/13 (Alternative Minimum Tax) - FGIC Insured

        3,735   Grand Prairie Independent School District, Dallas County,             2/13 at 100.00         AAA          3,855,006
                 Texas, General Obligation Bonds, Series 2003,
                 5.125%, 2/15/31 - FSA Insured

                Harris County Hospital District, Texas, Revenue Refunding
                Bonds, Series 1990:
        1,165    7.400%, 2/15/10 - AMBAC Insured                                        No Opt. Call         AAA          1,236,962
        2,235    7.400%, 2/15/10 - AMBAC Insured                                        No Opt. Call         AAA          2,429,467

        4,500   Houston, Texas, General Obligation Public Improvement Bonds,          3/11 at 100.00         AAA          4,661,910
                 Series 2001A, 5.000%, 3/01/22 - FSA Insured

        4,685   Houston, Texas, Subordinate Lien Airport System Revenue               7/10 at 100.00         AAA          4,941,410
                 Bonds, Series 2000A, 5.500%, 7/01/19 (Alternative Minimum
                 Tax) - FSA Insured

        5,000   Houston, Texas, First Lien Combined Utility System Revenue            5/14 at 100.00         AAA          5,316,200
                 Bonds, Series 2004A, 5.250%, 5/15/24 - FGIC Insured

       17,000   Houston, Texas, Junior Lien Water and Sewerage System                   No Opt. Call         AAA         20,032,630
                 Revenue Refunding Bonds, Series 2002A, 5.750%, 12/01/32 -
                 FSA Insured

       19,200   Jefferson County Health Facilities Development Corporation,           8/11 at 100.00         AAA         19,843,392
                 Texas, FHA-Insured Mortgage Revenue Bonds, Baptist Hospital
                 of Southeast Texas, Series 2001, 5.400%, 8/15/31 -
                 AMBAC Insured

        6,000   Laredo Community College District, Texas, Limited Tax                 8/10 at 100.00         AAA          6,355,680
                 General Obligation Bonds, Series 2001, 5.375%, 8/01/31 -
                 AMBAC Insured

        2,000   Laredo Independent School District Public Facilities                  8/11 at 100.00         AAA          2,046,480
                 Corporation, Texas, Lease Revenue Bonds, Series 2004A,
                 5.000%, 8/01/24 - AMBAC Insured

       22,045   North Central Texas Health Facilities Development Corporation,        8/12 at 101.00         AAA         22,919,966
                 Revenue Bonds, Children's Medical Center of Dallas,
                 Series 2002, 5.250%, 8/15/32 - AMBAC Insured

       17,429   Tarrant County Housing Finance Corporation, Texas, GNMA               3/12 at 105.00         Aaa         18,633,344
                 Collateralized Mortgage Loan Multifamily Housing Revenue
                 Bonds, Bardin Green Apartments Project, Series 2001,
                 6.600%, 9/20/42


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 0.6% (0.4% OF TOTAL INVESTMENTS)

        3,215   Salt Lake City, Utah, Hospital Revenue Refunding Bonds,              11/05 at 100.00         AAA          3,357,039
                 IHC Hospitals Inc., Series 1988A, 8.000%, 5/15/07


------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 0.5% (0.3% OF TOTAL INVESTMENTS)

        2,575   Spotsylvania County, Virginia, Water and Sewerage System              6/15 at 100.00         AAA          2,699,785
                 Revenue Bonds, Series 2005, 5.000%, 6/01/24 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 11.0% (7.2% OF TOTAL INVESTMENTS)

       10,730   Chelan County Public Utility District 1, Washington, Hydro            7/11 at 101.00         AAA         11,435,498
                 Consolidated System Revenue Refunding Bonds,
                 Series 2001C, 5.650%, 7/01/32 (Alternative Minimum Tax) -
                 MBIA Insured


                                       27


                        Nuveen Insured Quality Municipal Fund, Inc. (NQI) (continued)
                             Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON (continued)

$       4,640   Seattle Housing Authority, Washington, GNMA Collateralized            9/11 at 102.00         AAA     $    5,028,878
                 Mortgage Loan Low Income Housing Assistance Revenue
                 Bonds, RHF/Esperanza Apartments Project, Series 2000A,
                 6.125%, 3/20/42 (Alternative Minimum Tax)

       15,025   Seattle Housing Authority, Washington, GNMA Collateralized           11/11 at 105.00         AAA         16,889,753
                 Mortgage Loan Low Income Housing Assistance Revenue
                 Bonds, Park Place Project, Series 2000A, 7.000%, 5/20/42

        5,000   Seattle, Washington, Municipal Light and Power Revenue               12/10 at 100.00         AAA          5,304,100
                 Bonds, Series 2000, 5.250%, 12/01/21 - FSA Insured

       10,000   Washington, General Obligation Refunding Bonds,                       1/12 at 100.00         AAA         10,455,000
                 Series R-2003A, 5.000%, 1/01/19 - MBIA Insured

        2,500   Washington State Healthcare Facilities Authority, Revenue            12/09 at 101.00         AAA          2,658,825
                 Bonds, Providence Services, Series 1999, 5.375%, 12/01/19 -
                 MBIA Insured

       11,750   Washington Public Power Supply System, Revenue Refunding              7/08 at 102.00         AAA         12,381,210
                 Bonds, Nuclear Project 1, Series 1998A, 5.125%, 7/01/17 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 2.4% (1.6% OF TOTAL INVESTMENTS)

       12,845   West Virginia Water Development Authority, Infrastructure            10/10 at 100.00         AAA         13,788,722
                 Revenue Bonds, Infrastructure and Jobs Development
                 Council Program, Series 2000A, 5.500%, 10/01/39 -
                 FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 0.7% (0.3% OF TOTAL INVESTMENTS)

        2,180   Green Bay, Wisconsin, Water System Revenue Bonds,                    11/14 at 100.00         Aaa          2,264,015
                 Series 2004, 5.000%, 11/01/26 - FSA Insured

        1,675   Wisconsin Public Power Incorporated System, Power Supply              7/15 at 100.00         AAA          1,724,731
                 System Revenue Bonds, Series 2005A, 5.000%, 7/01/30
                 (WI, settling 11/02/05) - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
$     930,394   Total Long-Term Investments (cost $843,130,570) - 151.5%                                                887,216,397
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.8%                                                                     16,560,816
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (54.3)%                                                       (318,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  585,777,213
                ====================================================================================================================

                    All of the bonds in the Portfolio of Investments are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

               (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

                        Nuveen Insured Municipal Opportunity Fund, Inc. (NIO)
                        Portfolio of
                                INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 12.4% (8.2% OF TOTAL INVESTMENTS)

$       3,815   Alabama Housing Finance Authority, GNMA Collateralized                7/06 at 102.00         Aaa     $    3,881,915
                 Multifamily Housing Revenue Refunding Bonds, Royal Hills
                 Apartments, Series 1995F, 6.500%, 7/20/30

       11,000   Birmingham Special Care Facilities Financing Authority,              11/05 at 102.00         AAA         11,240,240
                 Alabama, Revenue Bonds, Baptist Health System Inc.,
                 Series 1995B, 5.875%, 11/15/20 - MBIA Insured

                Birmingham Special Care Facilities Financing Authority,
                Alabama, Revenue Bonds, Baptist Health System Inc.,
                Series 1996A:
        7,465    5.875%, 11/15/19 - MBIA Insured                                     11/06 at 102.00         AAA          7,783,905
        1,750    5.875%, 11/15/26 - MBIA Insured                                     11/06 at 102.00         AAA          1,825,495

       11,175   Hoover Board of Education, Alabama, Capital Outlay Tax                2/11 at 100.00         AAA         11,839,689
                 Anticipation Warrants, Series 2001, 5.250%, 2/15/22 -
                 MBIA Insured

        3,750   Huntsville Healthcare Authority, Alabama, Revenue Bonds,              6/15 at 100.00         AAA          3,867,975
                 Series 2005A, 5.000%, 6/01/24 - MBIA Insured

                Jefferson County, Alabama, Sewer Revenue Capital
                Improvement Warrants, Series 1999A:
       10,815    5.000%, 2/01/33 (Pre-refunded to 2/01/09) - FGIC Insured             2/09 at 101.00         AAA         11,438,809
        9,790    5.000%, 2/01/33 (Pre-refunded to 2/01/09) - FGIC Insured             2/09 at 101.00         AAA         10,373,386
       29,860    5.750%, 2/01/38 (Pre-refunded to 2/01/09) - FGIC Insured             2/09 at 101.00         AAA         32,323,450

       18,760   Jefferson County, Alabama, Sewer Revenue Capitol                      2/11 at 101.00         AAA         20,112,221
                 Improvement Warrants, Series 2001A, 5.000%, 2/01/41
                 (Pre-refunded to 2/01/11) - FGIC Insured

                Jefferson County, Alabama, Sewer Revenue Capital Improvement
                Warrants, Series 2002D:
          425    5.000%, 2/01/38 (Pre-refunded to 8/01/12) - FGIC Insured             8/12 at 100.00         AAA            454,882
       14,800    5.000%, 2/01/42 (Pre-refunded to 8/01/12) - FGIC Insured             8/12 at 100.00         AAA         15,904,376

       10,195   Jefferson County, Alabama, Sewer Revenue Refunding                    2/07 at 100.00         AAA         10,416,945
                 Warrants, Series 1997A, 5.375%, 2/01/27 - FGIC Insured

        5,240   Jefferson County, Alabama, Sewer Revenue Refunding                    2/11 at 101.00         AAA          5,635,934
                 Warrants, Series 2003B, 5.000%, 2/01/41 (Pre-refunded
                 to 2/01/11) - FGIC Insured

        2,500   Jefferson County, Alabama, Sewer Revenue Capital                      8/12 at 100.00         AAA          2,705,025
                 Improvement Warrants, Series 2002B, 5.125%, 2/01/42
                 (Pre-refunded to 8/01/12) - FGIC Insured

        6,000   University of Alabama, Tuscaloosa, General Revenue Bonds,             7/14 at 100.00         AAA          6,215,160
                 Series 2004A, 5.000%, 7/01/29 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 2.4% (1.6% OF TOTAL INVESTMENTS)

       11,245   Alaska Housing Finance Corporation, General Mortgage                  6/09 at 100.00         AAA         11,598,768
                 Revenue Bonds, Series 1999A, 6.050%, 6/01/39 - MBIA Insured

       11,460   Alaska Housing Finance Corporation, Governmental Purpose             12/05 at 102.00         AAA         11,717,277
                 Bonds, Series 1995A, 5.875%, 12/01/30 (Pre-refunded to
                 12/01/05) - MBIA Insured

        3,190   Alaska Housing Finance Corporation, Collateralized Veterans          12/09 at 100.00         AAA          3,324,171
                 Mortgage Program Bonds, First Series 1999A-1,
                 6.150%, 6/01/39

        3,000   Alaska Student Loan Corporation, Student Loan Revenue Bonds,          7/08 at 100.00         AAA          3,080,040
                 Series 1998A, 5.250%, 7/01/14 (Alternative Minimum Tax) -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 2.4% (1.6% OF TOTAL INVESTMENTS)

                Arizona State University, Certificates of Participation, Resh
                Infrastructure Projects, Series 2005A:
        2,000    5.000%, 9/01/25 - AMBAC Insured                                      3/15 at 100.00         AAA          2,083,920
        2,000    5.000%, 9/01/27 - AMBAC Insured                                      3/15 at 100.00         AAA          2,080,820

        1,000   Arizona State University, System Revenue Bonds, Series 2005,          7/15 at 100.00         AAA          1,041,570
                 5.000%, 7/01/27 - AMBAC Insured

        1,000   Maricopa County Union High School District 210, Phoenix,              7/14 at 100.00         AAA          1,049,030
                 Arizona, General Obligation Bonds, Series 2004A,
                 5.000%, 7/01/22 - FSA Insured


                                       29


                        Nuveen Insured Municipal Opportunity Fund, Inc. (NIO) (continued)
                             Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA (continued)

$       3,200   Mesa, Arizona, Street and Highway User Tax Revenue Bonds,             7/15 at 100.00         AAA     $    3,350,944
                 Series 2005, 5.000%, 7/01/24 - FSA Insured

        1,150   Phoenix Civic Improvement Corporation, Arizona, Junior Lien           7/14 at 100.00         AAA          1,196,265
                 Wastewater System Revenue Bonds, Series 2004,
                 5.000%, 7/01/27 - MBIA Insured

       13,490   Phoenix Civic Improvement Corporation, Arizona, Junior Lien           7/15 at 100.00         AAA         13,714,204
                 Water System Revenue Bonds, Series 2005, 4.750%, 7/01/25 -
                 MBIA Insured

        5,695   Pima County Industrial Development Authority, Arizona, Lease          1/06 at 101.00         AAA          5,828,035
                 Obligation Revenue Refunding Bonds, Tucson Electric Power
                 Company, Series 1988A, 7.250%, 7/15/10 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 28.3% (18.6% OF TOTAL INVESTMENTS)

                California Rural Home Mortgage Finance Authority, GNMA
                Mortgage-Backed Securities Program Single Family Mortgage
                Revenue Bonds, Series 1996A:
           70    7.550%, 11/01/26 (Alternative Minimum Tax)                             No Opt. Call         AAA             71,381
           60    7.750%, 5/01/27 (Alternative Minimum Tax)                              No Opt. Call         AAA             61,228

        4,500   California, General Obligation Bonds, Series 1998,                   10/08 at 101.00         AAA          4,700,655
                 5.000%, 10/01/19 - FGIC Insured

       10,000   California Department of Veterans Affairs, Home Purchase              6/12 at 101.00         AAA         10,467,600
                 Revenue Bonds, Series 2002A, 5.300%, 12/01/21 -
                 AMBAC Insured

                California Department of Water Resources, Water System
                Revenue Bonds, Central Valley Project, Series 2005AC:
        3,700    5.000%, 12/01/24 - MBIA Insured                                     12/14 at 100.00         AAA          3,863,207
        2,820    5.000%, 12/01/27 - MBIA Insured                                     12/14 at 100.00         AAA          2,929,416

                California Department of Water Resources, Power Supply
                Revenue Bonds, Series 2002A:
       30,000    5.375%, 5/01/17 - XLCA Insured                                       5/12 at 101.00         AAA         32,409,600
       35,000    5.375%, 5/01/18 - AMBAC Insured                                      5/12 at 101.00         AAA         37,815,400

        3,500   Coachella Valley Unified School District, Riverside County,           8/15 at 100.00         AAA          3,652,110
                 California, General Obligation Bonds, Series 2005A,
                 5.000%, 8/01/26 - FGIC Insured

       20,000   Cucamonga County Water District, San Bernardino County,               9/11 at 101.00         AAA         20,555,400
                 California, Certificates of Participation, Water Shares
                 Purchase, Series 2000, 5.125%, 9/01/35 - FGIC Insured

        5,750   East Bay Municipal Utility District, Alameda and Contra               6/15 at 100.00         AAA          5,996,618
                 Costa Counties, California, Water System Subordinated
                 Revenue Bonds, Series 2005A, 5.000%, 6/01/27 -
                 MBIA Insured

        3,190   El Camino Community College District, California, General             8/15 at 100.00         AAA          3,393,554
                 Obligation Bonds, Series 2005, 5.000%, 8/01/18 - FSA Insured

       10,000   Golden State Tobacco Securitization Corporation, California,          6/15 at 100.00         AAA         10,217,300
                 Tobacco Settlement Asset-Backed Revenue Bonds,
                 Series 2005A, 5.000%, 6/01/38 - FGIC Insured

        5,000   Long Beach Bond Financing Authority, California, Lease               11/11 at 101.00         AAA          5,230,700
                 Revenue Refunding Bonds, Long Beach  Aquarium of the
                 South Pacific, Series 2001, 5.250%, 11/01/30 -
                 AMBAC Insured

        2,740   Los Angeles Harbors Department, California, Revenue Bonds,            8/16 at 102.00         AAA          2,837,160
                 Series 2006A, 5.000%, 8/01/22 (Alternative Minimum
                 Tax) (WI, settling 5/04/06) - FGIC Insured

       20,000   Los Angeles Unified School District, California, General              7/13 at 100.00         AAA         20,934,200
                 Obligation Bonds, Series 2003A, 5.000%, 7/01/21 -
                 FSA Insured

       12,500   Orange County, California, Recovery Certificates of                   7/06 at 102.00         AAA         12,993,125
                 Participation, Series 1996A, 6.000%, 7/01/26 (Pre-refunded to 7/01/06) - MBIA Insured

        6,205   Port of Oakland, California, Revenue Bonds, Series 2002L,            11/12 at 100.00         AAA          6,353,982
                 5.000%, 11/01/22 (Alternative Minimum Tax) - FGIC Insured

                Poway Redevelopment Agency, California, Tax Allocation Bonds,
                Paguay Redevelopment Project, Series 2001:
       15,000    5.200%, 6/15/30 - AMBAC Insured                                     12/11 at 101.00         AAA         15,611,700
        5,000    5.125%, 6/15/33 - AMBAC Insured                                     12/11 at 101.00         AAA          5,149,950

        6,000   Redlands Unified School District, San Bernardino County,              7/13 at 100.00         AAA          6,213,960
                 California, General Obligation Bonds, Series 2003,
                 5.000%, 7/01/26 - FSA Insured

        2,285   Rio Hondo Community College District, California, General             8/15 at 100.00         AAA          2,415,816
                 Obligation Bonds, Series 2005A, 5.000%, 8/01/20 (WI,
                 settling 11/03/05) - FGIC Insured


                                       30

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (continued)

$       2,500   Sacramento County Sanitation Financing Authority,                    12/15 at 100.00         AAA     $    2,575,700
                 California, Revenue Bonds, Series 2005B, 4.750%, 12/01/21 -
                 FGIC Insured

        6,500   Salinas, California, GNMA Collateralized Housing Facility             1/06 at 101.00         AAA          6,572,150
                 Revenue Refunding Bonds, Villa Serra Project, Series 1994A,
                 6.600%, 7/20/30

       13,710   San Francisco Airports Commission, California, Revenue                5/11 at 100.00         AAA         14,101,832
                 Refunding Bonds, San Francisco International Airport, Second
                 Series 2001, Issue 27A, 5.250%, 5/01/26 (Alternative
                 Minimum Tax) - MBIA Insured

       11,500   San Francisco Bay Area Rapid Transit District, California,            7/11 at 100.00         AAA         11,829,245
                 Sales Tax Revenue Bonds, Series 2001, 5.125%, 7/01/36 -
                 AMBAC Insured

                San Francisco Bay Area Rapid Transit District, California, Sales
                Tax Revenue Bonds, Series 2005A:
        1,165    5.000%, 7/01/21 - MBIA Insured                                       7/15 at 100.00         AAA          1,227,467
        1,220    5.000%, 7/01/22 - MBIA Insured                                       7/15 at 100.00         AAA          1,282,452
        1,280    5.000%, 7/01/23 - MBIA Insured                                       7/15 at 100.00         AAA          1,342,438

       66,685   San Joaquin Hills Transportation Corridor Agency, Orange                No Opt. Call         AAA         32,865,702
                 County, California, Senior Lien Toll Road Revenue Bonds,
                 Series 1993, 0.000%, 1/01/21

                San Joaquin Hills Transportation Corridor Agency, Orange
                County, California, Toll Road Revenue Refunding Bonds,
                Series 1997A:
       31,615    5.250%, 1/15/30 - MBIA Insured                                       1/07 at 102.00         AAA         32,854,940
       21,500    0.000%, 1/15/32 - MBIA Insured                                         No Opt. Call         AAA          5,750,820

       12,525   San Jose Redevelopment Agency, California, Tax Allocation             8/10 at 101.00         AAA         13,028,756
                 Bonds, Merged Area Redevelopment Project, Series 2002,
                 5.000%, 8/01/20 - MBIA Insured

       11,000   Santa Ana Financing Authority, California, Lease Revenue                No Opt. Call         AAA         13,318,800
                 Bonds, Police Administration and Housing Facility,
                 Series 1994A, 6.250%, 7/01/24 - MBIA Insured

        5,000   Walnut Energy Center Authority, California, Electric Revenue          1/14 at 100.00         AAA          5,122,600
                 Bonds, Turlock Irrigation District, Series 2004A,
                 5.000%, 1/01/34 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 7.7% (5.0% OF TOTAL INVESTMENTS)

        1,900   Aspen, Colorado, Sales Tax Revenue Bonds, Parks and Open             11/15 at 100.00         AAA          2,044,666
                 Space, Series 2005B, 5.250%, 11/01/24 - FSA Insured

        1,000   Colorado Department of Transportation, Certificates of                6/14 at 100.00         AAA          1,037,170
                 Participation, Series 2004, 5.000%, 6/15/25 - MBIA Insured

       10,000   Denver City and County, Colorado, Airport System Revenue             11/11 at 100.00         AAA         10,689,600
                 Refunding Bonds, Series 2001A, 5.500%, 11/15/15 (Alternative
                 Minimum Tax) - FGIC Insured

       10,545   Denver City and County, Colorado, Airport System Revenue             11/06 at 101.00         AAA         10,856,183
                 Bonds, Series 1996D, 5.500%, 11/15/25 - MBIA Insured

        4,950   Denver Convention Center Hotel Authority, Colorado, Senior           12/13 at 100.00         AAA          5,060,434
                 Revenue Bonds, Convention Center Hotel, Series 2003A,
                 5.000%, 12/01/33 - XLCA Insured

        1,740   Douglas County School District RE1, Douglas and Elbert               12/14 at 100.00         Aaa          1,805,076
                 Counties, Colorado, General Obligation Bonds, Series 2005B,
                 5.000%, 12/15/28 - FSA Insured

       35,995   E-470 Public Highway Authority, Colorado, Senior Revenue                No Opt. Call         AAA         14,997,677
                 Bonds, Series 1997B, 0.000%, 9/01/23 - MBIA Insured

       30,800   E-470 Public Highway Authority, Colorado, Senior Revenue              9/10 at 102.00         AAA         34,008,744
                 Bonds, Series 2000A, 5.750%, 9/01/35 - MBIA Insured

       11,800   E-470 Public Highway Authority, Colorado, Senior Revenue               9/10 at 74.80         AAA          7,332,756
                 Bonds, Series 2000B, 0.000%, 9/01/15 (Pre-refunded to
                 9/01/10) - MBIA Insured

       10,000   E-470 Public Highway Authority, Colorado, Toll Revenue Bonds,           No Opt. Call         AAA          3,316,100
                 Series 2004A, 0.000%, 9/01/27 - MBIA Insured

        1,250   Jefferson County School District R1, Colorado, General               12/14 at 100.00         AAA          1,305,313
                 Obligation Bonds, Series 2004, 5.000%, 12/15/24 -
                 FSA Insured

        2,500   Summit County School District RE-1, Summit, Colorado,                12/14 at 100.00         Aaa          2,616,000
                 General Obligation Bonds, Series 2004B,
                 5.000%, 12/01/24 - FGIC Insured

        1,250   University of Colorado, Enterprise System Revenue Bonds,              6/15 at 100.00         AAA          1,294,725
                 Series 2005, 5.000%, 6/01/30 -  FGIC Insured


                                       31

                        Nuveen Insured Municipal Opportunity Fund, Inc. (NIO) (continued)
                             Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 0.8% (0.5% OF TOTAL INVESTMENTS)

$       4,000   Connecticut, General Obligation Bonds, Series 2004D,                 12/14 at 100.00         AAA     $    4,203,960
                 5.000%, 12/01/24 - MBIA Insured

        2,100   Connecticut Health and Educational Facilities Authority,             11/15 at 100.00         AAA          2,235,156
                 Revenue Bonds, Connecticut State University System,
                 Series 2005G, 5.000%, 11/01/19 - FSA Insured

        3,335   Greater New Haven Water Pollution Control Authority,                 11/15 at 100.00         AAA          3,491,778
                 Connecticut, Regional Wastewater System Revenue Bonds,
                 Series 2005A, 5.000%, 11/15/25 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 1.0% (0.6% OF TOTAL INVESTMENTS)

        1,915   District of Columbia Housing Finance Agency, GNMA                    12/05 at 100.00         AAA          1,916,417
                 Collateralized Single Family Mortgage Revenue Bonds,
                 Series 1990B, 7.100%, 12/01/24 (Alternative Minimum Tax)

                District of Columbia Water and Sewerage Authority, Subordinate
                Lien Public Utility Revenue Bonds, Series 2003:
        5,000    5.125%, 10/01/24 - FGIC Insured                                     10/13 at 100.00         AAA          5,233,150
        5,000    5.125%, 10/01/25 - FGIC Insured                                     10/13 at 100.00         AAA          5,219,900


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 7.5% (4.9% OF TOTAL INVESTMENTS)

        3,445   Collier County, Florida, Capital Improvement Revenue Bonds,          10/14 at 100.00         AAA          3,597,269
                 Series 2005, 5.000%, 10/01/24 - MBIA Insured

       10,355   Florida Board of Education, Lottery Revenue Bonds,                    7/15 at 101.00         AAA         10,937,572
                 Series 2005A, 5.000%, 7/01/22 - AMBAC Insured

        6,020   Board of Regents, Florida State University, Housing Facility          5/15 at 101.00         AAA          6,267,121
                 Revenue Bonds, Series 2005A, 5.000%, 5/01/27 -
                 MBIA Insured

        1,000   Hillsborough County School Board, Florida, Certificates of            7/15 at 100.00         AAA          1,037,590
                 Participation, Master Lease Program, Series 2005A,
                 5.000%, 7/01/26 - MBIA Insured

                Indian Trace Development District, Florida, Water Management
                Special Benefit Assessment Bonds, Series 2005:
          645    5.000%, 5/01/25 - MBIA Insured                                       5/15 at 102.00         Aaa            676,366
        1,830    5.000%, 5/01/27 - MBIA Insured                                       5/15 at 102.00         Aaa          1,910,612

        4,425   Jacksonville Economic Development Commission, Florida,               11/12 at 100.00         AAA          4,761,433
                 Healthcare Facilities Revenue Bonds, Mayo Clinic,
                 Series 2001C, 5.500%, 11/15/36 - MBIA Insured

        1,505   Lee County, Florida, Transportation Facilities Revenue Bonds,        10/14 at 100.00         AAA          1,581,725
                 Series 2004B, 5.000%, 10/01/21 - AMBAC Insured

        2,000   Marco Island, Florida, Water Utility System Revenue Bonds,           10/13 at 100.00         AAA          2,070,620
                 Series 2003, 5.000%, 10/01/27 - MBIA Insured

       35,920   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami            10/12 at 100.00         AAA         37,269,514
                 International Airport, Series 2002, 5.375%, 10/01/32
                 (Alternative Minimum Tax) - FGIC Insured

        2,150   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami            10/12 at 100.00         AAA          2,190,377
                 International Airport, Series 2002A, 5.125%, 10/01/35
                 (Alternative Minimum Tax) - FSA Insured

        5,320   Miami-Dade County, Florida, Public Facilities Revenue Bonds,          6/15 at 100.00         AAA          5,504,072
                 Jackson Health System, Series 2005B, 5.000%, 6/01/25 -
                 MBIA Insured

                Northern Palm Beach County Improvement District, Florida,
                Revenue Bonds, Water Control and Improvement Development Unit
                9B, Series 2005:
        1,290    5.000%, 8/01/23 - MBIA Insured                                       8/15 at 102.00         AAA          1,359,725
        2,145    5.000%, 8/01/29 - MBIA Insured                                       8/15 at 102.00         AAA          2,234,940

                Ocala, Florida, Utility System Revenue Bonds, Series 2005B:
        1,025    5.250%, 10/01/24 - FGIC Insured                                     10/15 at 100.00         Aaa          1,103,331
        2,590    5.000%, 10/01/27 - FGIC Insured                                     10/15 at 100.00         Aaa          2,689,430

        2,320   Osceola County, Florida, Transportation Revenue Bonds,                4/14 at 100.00         Aaa          2,422,753
                 Osceola Parkway, Series 2004, 5.000%, 4/01/23 -
                 MBIA Insured

                Plantation, Florida, Non-Ad Valorem Revenue Refunding and
                Improvement Bonds, Series 2003:
        2,010    5.000%, 8/15/16 - FSA Insured                                        8/13 at 100.00         Aaa          2,134,962
        2,110    5.000%, 8/15/17 - FSA Insured                                        8/13 at 100.00         Aaa          2,236,262
        2,225    5.000%, 8/15/18 -FSA Insured                                         8/13 at 100.00         Aaa          2,350,690


                                       32

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 0.6% (0.3% OF TOTAL INVESTMENTS)

$       1,000   Atlanta, Georgia, Water and Wastewater Revenue Bonds,                11/14 at 100.00         AAA     $    1,045,330
                 Series 2004, 5.000%, 11/01/22 - FSA Insured

        1,520   College Park Business and Industrial Development Authority,           9/14 at 102.00         AAA          1,652,848
                 Georgia, Revenue Bonds, Public Safety Project, Series 2004,
                 5.250%, 9/01/23 - MBIA Insured

                Fulton County Development Authority, Georgia, Revenue Bonds,
                Georgia Tech Molecular Science Building, Series 2004:
        1,695    5.250%, 5/01/19 - MBIA Insured                                       5/14 at 100.00         AAA          1,825,515
        1,135    5.250%, 5/01/20 - MBIA Insured                                       5/14 at 100.00         AAA          1,221,555

                Glynn-Brunswick Memorial Hospital Authority, Georgia,
                Revenue Bonds, Southeast Georgia Health Systems,
                Series 1996:
          640    5.250%, 8/01/13 (Pre-refunded to 8/01/06) - MBIA Insured             8/06 at 102.00         AAA            662,950
        1,250    5.250%, 8/01/13 - MBIA Insured                                       8/06 at 102.00         AAA          1,292,700


------------------------------------------------------------------------------------------------------------------------------------
                HAWAII - 3.2% (2.1% OF TOTAL INVESTMENTS)

                Hawaii, General Obligation Bonds, Series 2005DF:
       10,000    5.000%, 7/01/24 (DD, settling 11/03/05) - AMBAC Insured              7/15 at 100.00         AAA         10,455,700
        5,000    5.000%, 7/01/25 - AMBAC Insured                                      7/15 at 100.00         AAA          5,219,850

       24,250   Hawaii Department of Budget and Finance, Special Purpose              5/06 at 101.00         AAA         24,800,960
                 Revenue Bonds, Hawaiian Electric Company Inc.,
                 Series 1996A, 6.200%, 5/01/26 (Alternative Minimum Tax) -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                IDAHO - 0.2% (0.1% OF TOTAL INVESTMENTS)

          730   Idaho Housing Agency, Single Family Mortgage Senior Bonds,              No Opt. Call         Aa1            744,739
                 Series 1994B-1, 6.750%, 7/01/22

          660   Idaho Housing Agency, Single Family Mortgage Senior Bonds,              No Opt. Call         Aa1            674,348
                 Series 1994B-2, 6.900%, 7/01/26 (Alternative Minimum Tax)

          695   Idaho Housing Agency, Single Family Mortgage Senior Bonds,            1/06 at 101.00         Aaa            702,610
                 Series 1995B, 6.600%, 7/01/27 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 5.4% (3.6% OF TOTAL INVESTMENTS)

        1,050   Bedford Park, Illinois, General Obligation Bonds, Series 2004A,      12/14 at 100.00         AAA          1,133,192
                 5.250%, 12/15/20 - FSA Insured

                Chicago, Illinois, Second Lien Passenger Facility Charge
                Revenue Refunding Bonds, O'Hare International Airport,
                Series 2001E:
        4,615    5.500%, 1/01/17 (Alternative Minimum Tax) - AMBAC Insured            1/11 at 101.00         AAA          4,896,838
        4,870    5.500%, 1/01/18 (Alternative Minimum Tax) - AMBAC Insured            1/11 at 101.00         AAA          5,150,025

        2,635   Eastern Illinois University, Auxiliary Facilities System Revenue       4/06 at 82.25         AAA          2,136,774
                 Bonds, Series 1989, 0.000%, 10/01/09 - MBIA Insured

       10,000   Illinois Development Finance Authority, Revenue Bonds,                5/08 at 101.00         AAA         10,508,400
                 Provena Health, Series 1998A, 5.500%, 5/15/21 - MBIA Insured

        2,095   Illinois Educational Facilities Authority, Revenue Bonds,            12/07 at 100.00         Aaa          2,188,186
                 Robert Morris College, Series 2000, 5.800%, 6/01/30 -
                 MBIA Insured

        7,000   Illinois Health Facilities Authority, Revenue Bonds, Hospital         6/08 at 101.00         Aaa          7,195,090
                 Sisters Services Inc. Obligated Group, Series 1998A,
                 5.000%, 6/01/18 - MBIA Insured

        4,500   Illinois Health Facilities Authority, Revenue Bonds, Alexian          1/09 at 101.00         AAA          4,755,375
                 Brothers Health System, Series 1999, 5.000%, 1/01/19
                 (Pre-refunded to 1/01/09) - FSA Insured

       22,410   Illinois, General Obligation Bonds, Illinois FIRST Program,           2/12 at 100.00         AAA         23,224,604
                 Series 2002, 5.125%, 2/01/27 - FGIC Insured

                Schaumburg, Illinois, General Obligation Bonds, Series 2004B:
        4,260    5.000%, 12/01/22 - FGIC Insured                                     12/14 at 100.00         AAA          4,447,909
        2,365    5.000%, 12/01/23 - FGIC Insured                                     12/14 at 100.00         AAA          2,463,928


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 3.1% (2.0% OF TOTAL INVESTMENTS)

        2,350   Cloverdale Multi-School Building Corporation, Putnam and              7/15 at 100.00         AAA          2,440,475
                 Owen Counties, Indiana, First Mortgage Bonds, Series 2005,
                 5.000%, 7/15/24 - MBIA Insured

        2,030   Decatur Township-Marion County Multi-School Building                  7/13 at 100.00         AAA          2,126,303
                 Corporation, Indiana, First Mortgage Bonds, Series 2003,
                 5.000%, 7/15/20 - FGIC Insured

        3,250   Indianapolis Local Public Improvement Bond Bank, Indiana,             7/12 at 100.00         AAA          3,404,668
                 Waterworks Project, Series 2002A, 5.250%, 7/01/33 -
                 MBIA Insured


                                       33

                        Nuveen Insured Municipal Opportunity Fund, Inc. (NIO) (continued)
                             Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                INDIANA (continued)

$      20,000   Indianapolis Local Public Improvement Bond Bank, Indiana,               No Opt. Call         AAA     $    6,559,000
                 Series 1999E, 0.000%, 2/01/28 - AMBAC Insured

        1,340   Monroe-Gregg Grade School Building Corporation, Morgan                1/14 at 100.00         AAA          1,382,210
                 County, Indiana, First Mortgage Bonds, Series 2004,
                 5.000%, 1/15/25 - FSA Insured

                Noblesville Redevelopment Authority, Indiana, Economic
                Development Lease Rental Bonds, Exit 10 Project, Series 2003:
        3,110    5.000%, 1/15/21 - AMBAC Insured                                      7/13 at 100.00         AAA          3,227,527
        5,000    5.000%, 1/15/28 - AMBAC Insured                                      7/13 at 100.00         AAA          5,133,100

       10,000   Purdue University, Indiana, Student Fee Bonds, Series 2002O,          1/12 at 100.00         AAA         10,467,700
                 5.000%, 7/01/19 - MBIA Insured

        3,705   Whitley County Middle School Building Corporation,                    7/13 at 100.00         AAA          3,928,226
                 Columbia City, Indiana, First Mortgage Bonds, Series 2003,
                 5.000%, 7/15/16 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 0.7% (0.4% OF TOTAL INVESTMENTS)

        1,055   Butler County Unified School District 394, Kansas, General            9/14 at 100.00         AAA          1,113,109
                 Obligation Bonds, Series 2004, 5.000%, 9/01/20 - FSA Insured

        2,055   Kansas Turnpike Authority, Revenue Bonds, Series 2004A-2,             9/14 at 101.00         AAA          2,166,813
                 5.000%, 9/01/23 - FSA Insured

        5,000   University of Kansas Hospital Authority, Health Facilities            9/09 at 100.00         AAA          5,320,200
                 Revenue Bonds, KU Health System, Series 1999A,
                 5.650%, 9/01/29 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 1.8% (1.2% OF TOTAL INVESTMENTS)

        3,870   Kenton County School District Finance Corporation, Kentucky,          6/14 at 100.00         Aaa          4,066,828
                 School Building Revenue Bonds, Series 2004,
                 5.000%, 6/01/20 - MBIA Insured

        3,770   Kentucky Turnpike Authority, Economic Development Road                7/15 at 100.00         AAA          3,941,799
                 Revenue Bonds, Revitalization Project, Series 2005B,
                 5.000%, 7/01/24 - AMBAC Insured

       12,980   Louisville and Jefferson County Metropolitan Sewer District,         11/11 at 101.00         AAA         14,058,508
                 Kentucky, Sewer and Drainage System Revenue Bonds,
                 Series 2001A, 5.500%, 5/15/34 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 2.4% (1.6% OF TOTAL INVESTMENTS)

        5,000   De Soto Parish, Louisiana, Pollution Control Revenue Refunding        9/09 at 102.00         AAA          5,471,950
                 Bonds, Cleco Utility Group Inc. Project, Series 1999,
                 5.875%, 9/01/29 - AMBAC Insured

        3,025   Lafayette City and Parish, Louisiana, Utilities Revenue Bonds,       11/14 at 100.00         AAA          3,204,020
                 Series 2004, 5.250%, 11/01/22 - MBIA Insured

        1,640   Louisiana Public Facilities Authority, Revenue Bonds, Baton           7/14 at 100.00         AAA          1,714,194
                 Rouge General Hospital, Series 2004, 5.250%, 7/01/24 -
                 MBIA Insured

                Louisiana, Gasoline and Fuels Tax Revenue Bonds, Series 2005A:
        2,400    5.000%, 5/01/25 - FGIC Insured                                       5/15 at 100.00         AAA          2,476,008
        4,415    5.000%, 5/01/26 - FGIC Insured                                       5/15 at 100.00         AAA          4,554,823
        5,000    5.000%, 5/01/27 - FGIC Insured                                       5/15 at 100.00         AAA          5,154,450

        6,895   Orleans Levee District, Louisiana, Levee District General            12/05 at 103.00         AAA          7,109,848
                 Obligation Bonds, Series 1986, 5.950%, 11/01/15 -
                 FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MAINE - 0.2% (0.2% OF TOTAL INVESTMENTS)

        3,000   Maine Health and Higher Educational Facilities Authority,             7/13 at 100.00         AAA          3,081,480
                 Revenue Bonds, Series 2003B, 5.000%, 7/01/28 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 4.6% (3.0% OF TOTAL INVESTMENTS)

       22,500   Massachusetts Development Finance Authority, Revenue                  1/12 at 101.00         AAA         23,869,125
                 Bonds, WGBH Educational Foundation, Series 2002A,
                 5.375%, 1/01/42 - AMBAC Insured

        1,105   Massachusetts Housing Finance Agency, Housing Revenue                12/05 at 102.00         AAA          1,130,006
                 Refunding Bonds, Series 1995A, 6.100%, 12/01/16
                 (Pre-refunded to 12/01/05) - MBIA Insured

       11,000   Massachusetts School Building Authority, Dedicated Sales              8/15 at 100.00         AAA         11,533,060
                 Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/23 -
                 FSA Insured

       15,000   Massachusetts, Special Obligation Dedicated Tax Revenue               1/14 at 100.00         AAA         16,278,150
                 Bonds, Series 2004, 5.250%, 1/01/23 (Pre-refunded
                 to 1/01/14) - FGIC Insured


                                       34

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS (continued)

                University of Massachusetts Building Authority, Senior Lien
                Project Revenue Bonds, Series 2004-1:
$       1,500    5.375%, 11/01/20 - AMBAC Insured                                    11/14 at 100.00         AAA     $    1,632,720
        2,500    5.375%, 11/01/21 - AMBAC Insured                                    11/14 at 100.00         AAA          2,719,250


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 7.9% (5.2% OF TOTAL INVESTMENTS)

        6,000   Detroit, Michigan, General Obligation Bonds, Series 2001A-1,         10/11 at 100.00         AAA          6,491,340
                 5.375%, 4/01/18 - MBIA Insured

        5,490   Detroit City School District, Wayne County, Michigan,                   No Opt. Call         AAA          6,654,264
                 Unlimited Tax School Building and Site Improvement Bonds,
                 Series 2001A, 6.000%, 5/01/29 - FSA Insured

                Detroit, Michigan, Sewerage Disposal System Revenue Bonds,
                Series 1999A:
       15,825    5.750%, 7/01/26 (Pre-refunded to 1/01/10) - FGIC Insured             1/10 at 101.00         AAA         17,359,550
       20,000    5.875%, 7/01/27 (Pre-refunded to 1/01/10) - FGIC Insured             1/10 at 101.00         AAA         22,015,200

                Detroit, Michigan, Senior Lien Water Supply System Revenue
                Bonds, Series 1997A:
        1,280    5.000%, 7/01/27 (Pre-refunded to 7/01/07) - MBIA Insured             7/07 at 101.00         AAA          1,330,778
        7,420    5.000%, 7/01/27 - MBIA Insured                                       7/07 at 101.00         AAA          7,630,580

        8,000   Gaylord Community Schools, Otsego and Antrim Counties,                 5/07 at 37.75         AAA          2,875,600
                 Michigan, School Building and Site Refunding Bonds,
                 Series 1992, 0.000%, 5/01/21 (Pre-refunded to 5/01/07) -
                 MBIA Insured

        1,875   Grand Ledge Public Schools, Eaton, Clinton and Ionia Counties,        5/15 at 100.00         AAA          1,962,319
                 Michigan, General Obligation Bonds, Series 2005,
                 5.000%, 5/01/23 - FGIC Insured

                Grand Rapids Community College, Kent County, Michigan,
                General Obligation Refunding Bonds, Series 2003:
        1,050    5.250%, 5/01/17 - AMBAC Insured                                      5/13 at 100.00         AAA          1,130,094
        1,085    5.250%, 5/01/20 - AMBAC Insured                                      5/13 at 100.00         AAA          1,165,594

                Michigan State Building Authority, Revenue Bonds, Facilities
                Program, Series 2005II:
        1,600    5.000%, 10/15/21 - AMBAC Insured                                    10/15 at 100.00         AAA          1,686,592
        1,355    5.000%, 10/15/22 - AMBAC Insured                                    10/15 at 100.00         AAA          1,423,848

       27,000   Okemos Public School District, Ingham County, Michigan,                5/06 at 34.54         AAA          9,187,290
                 School Building and Site Bonds, Series 1991I,
                 0.000%, 5/01/21 (Pre-refunded to 5/01/06) - MBIA Insured

       10,000   Wayne County, Michigan, Limited Tax General Obligation               12/11 at 101.00         AAA         10,680,300
                 Airport Hotel Revenue Bonds, Detroit Metropolitan Wayne
                 County Airport, Series 2001A, 5.250%, 12/01/25 -
                 MBIA Insured

        6,850   Wayne County, Michigan, Airport Revenue Bonds, Detroit               12/08 at 101.00         AAA          7,192,226
                 Metropolitan Wayne County Airport, Series 1998A,
                 5.375%, 12/01/15 (Alternative Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 1.1% (0.7% OF TOTAL INVESTMENTS)

       13,020   St. Paul Housing and Redevelopment Authority, Minnesota,             12/11 at 102.00         Aaa         13,858,358
                 GNMA Collateralized Multifamily Housing Revenue Bonds,
                 Marian Center Project, Series 2001A, 6.450%, 6/20/43


------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 0.2% (0.1% OF TOTAL INVESTMENTS)

                Nebraska Public Power District, General Revenue Bonds,
                Series 2005A:
        1,000    5.000%, 1/01/24 - FSA Insured                                        1/15 at 100.00         AAA          1,045,180
        1,000    5.000%, 1/01/25 - FSA Insured                                        1/15 at 100.00         AAA          1,044,420


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 8.2% (5.4% OF TOTAL INVESTMENTS)

       12,105   Clark County, Nevada, General Obligation Bank Bonds,                 12/12 at 100.00         AAA         12,368,768
                 Southern Nevada Water Authority Loan, Series 2002,
                 5.000%, 6/01/32 - MBIA Insured

        7,370   Clark County, Nevada, Subordinate Lien Airport Revenue                7/14 at 100.00         AAA          7,712,189
                 Bonds, Series 2004A-2, 5.125%, 7/01/25 - FGIC Insured

                Director of Nevada State Department of Business and Industry,
                Revenue Bonds, Las Vegas Monorail Project, First Tier, Series
                2000:
       15,000    5.625%, 1/01/34 - AMBAC Insured                                      1/10 at 102.00         AAA         16,264,950
       13,000    5.375%, 1/01/40 - AMBAC Insured                                      1/10 at 100.00         AAA         13,434,460

          315   Nevada Housing Division, Single Family Mortgage Bonds,                4/06 at 100.00         Aa2            317,347
                 Senior Series 1994B-1, 6.700%, 10/01/17

          240   Nevada Housing Division, Single Family Mortgage Bonds,                4/06 at 100.00         Aa2            240,583
                 Senior Series 1994B-2, 6.950%, 10/01/26 (Alternative
                 Minimum Tax)

       40,285   Reno, Nevada, Capital Improvement Revenue Bonds,                      6/12 at 100.00         AAA         42,538,140
                 Series 2002, 5.375%, 6/01/32 - FGIC Insured


                                       35


                        Nuveen Insured Municipal Opportunity Fund, Inc. (NIO) (continued)
                             Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEVADA (continued)

$      10,000   Reno, Nevada, Senior Lien Sales and Room Tax Revenue Bonds,           6/12 at 100.00         AAA     $   10,357,500
                 Reno Transportation Rail Access Corridor Project,
                 Series 2002, 5.125%, 6/01/27 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 2.3% (1.5% OF TOTAL INVESTMENTS)
                Essex County Improvement Authority, New Jersey, Guaranteed
                Revenue Bonds, Project Consolidation, Series 2004:
        2,000    5.125%, 10/01/21 - MBIA Insured                                     10/14 at 100.00         Aaa          2,123,340
        2,250    5.125%, 10/01/22 - MBIA Insured                                     10/14 at 100.00         Aaa          2,385,338

                New Jersey Economic Development Authority, Revenue Bonds,
                Motor Vehicle Surcharge, Series 2004A:
        3,850    5.000%, 7/01/22 - MBIA Insured                                       7/14 at 100.00         AAA          4,041,615
        3,850    5.000%, 7/01/23 - MBIA Insured                                       7/14 at 100.00         AAA          4,033,106

        2,120   New Jersey Educational Facilities Authority, Revenue Bonds,           7/14 at 100.00         AAA          2,233,356
                 Ramapo College, Series 2004E, 5.000%, 7/01/21 -
                 FGIC Insured

                New Jersey Turnpike Authority, Revenue Bonds, Series 2003A:
        8,250    5.000%, 1/01/19 - FGIC Insured                                       7/13 at 100.00         AAA          8,675,535
        2,000    5.000%, 1/01/23 - FSA Insured                                        7/13 at 100.00         AAA          2,082,540

        2,795   Rutgers State University, New Jersey, Revenue Bonds,                  5/14 at 100.00         AAA          2,936,120
                 Series 2004E, 5.000%, 5/01/22 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEW MEXICO - 0.3% (0.2% OF TOTAL INVESTMENTS)

        3,660   San Juan County, New Mexico, Subordinate Gross Receipts               6/15 at 100.00         AAA          3,794,212
                 Tax Revenue Bonds, Series 2005, 5.000%, 6/15/25 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 7.1% (4.7% OF TOTAL INVESTMENTS)

        8,685   Long Island Power Authority, New York, Electric System                6/08 at 101.00         AAA          9,171,186
                 General Revenue Bonds, Series 1998A, 5.300%, 12/01/19 -
                 FSA Insured

                Metropolitan Transportation Authority, New York, State Service
                Contract Refunding Bonds, Series 2002A:
        2,500    5.000%, 7/01/21 - FGIC Insured                                       7/12 at 100.00         AAA          2,616,425
        5,000    5.000%, 7/01/25 - FGIC Insured                                       7/12 at 100.00         AAA          5,196,600

       10,525   New York City, New York, General Obligation Bonds,                    4/15 at 100.00         AAA         10,937,264
                 Fiscal Series 2005M, 5.000%, 4/01/26 - FGIC Insured

        5,000   New York City, New York, General Obligation Bonds,                    9/15 at 100.00         AAA          5,243,200
                 Fiscal Series 2006F-1, 5.000%, 9/01/21 - AMBAC Insured

        1,500   New York City Municipal Water Finance Authority, New York,            6/15 at 100.00         AAA          1,562,145
                 Water and Sewerage System Revenue Bonds,
                 Fiscal Series 2005C, 5.000%, 6/15/25 - MBIA Insured

        1,000   Dormitory Authority of the State of New York, Revenue                 2/15 at 100.00         AAA          1,042,570
                 Bonds, Mental Health Services Facilities Improvements,
                 Series 2005D, 5.000%, 2/15/23 - FGIC Insured

        1,880   Dormitory Authority of the State of New York, FHA-Insured             2/15 at 100.00         AAA          1,959,750
                 Mortgage Revenue Bonds, Montefiore Hospital,
                 Series 2004, 5.000%, 8/01/23 - FGIC Insured

        5,000   New York State Thruway Authority, General Revenue Bonds,              1/15 at 100.00         AAA          5,214,400
                 Series 2005F, 5.000%, 1/01/26 - AMBAC Insured

        3,000   New York State Thruway Authority, General Revenue Bonds,              7/15 at 100.00         AAA          3,031,110
                 Series 2005G, 4.750%, 1/01/29 - FSA Insured

                New York State Thruway Authority, Highway and Bridge Trust
                Fund Bonds, Second Generation, Series 2005B:
        3,770    5.000%, 4/01/21 - AMBAC Insured                                     10/15 at 100.00         AAA          3,976,445
        7,000    5.000%, 4/01/22 - AMBAC Insured                                     10/15 at 100.00         AAA          7,360,220

        3,500   New York State Thruway Authority, State Personal Income               3/15 at 100.00         AAA          3,710,735
                 Tax Revenue Bonds, Series 2005A, 5.000%, 3/15/19 -
                 FSA Insured

                New York State Urban Development Corporation, State
                Personal Income Tax Revenue Bonds, Series 2004A-1:
        1,000    5.000%, 3/15/23 - FGIC Insured                                       3/14 at 100.00         AAA          1,041,230
        5,000    5.000%, 3/15/25 - FGIC Insured                                       3/14 at 100.00         AAA          5,195,500


                                       36

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK (continued)

                New York City Sales Tax Asset Receivable Corporation, New York,
                Dedicated Revenue Bonds, Local Government Assistance
                Corporation, Series 2004A:
$       4,825    5.000%, 10/15/24 - MBIA Insured                                     10/14 at 100.00         AAA     $    5,053,657
        1,665    5.000%, 10/15/25 - MBIA Insured                                     10/14 at 100.00         AAA          1,741,390

       15,000   Triborough Bridge and Tunnel Authority, New York,                    11/12 at 100.00         AAA         15,397,800
                 Subordinate Lien General Purpose Revenue Refunding
                 Bonds, Series 2002E, 5.000%, 11/15/32 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 1.4% (0.9% OF TOTAL INVESTMENTS)

                Mooresville, North Carolina, Enterprise System Revenue
                Bonds, Series 2004:
        2,115    5.000%, 5/01/22 - FGIC Insured                                       5/14 at 100.00         AAA          2,214,109
        2,575    5.000%, 5/01/26 - FGIC Insured                                       5/14 at 100.00         AAA          2,678,953

        5,000   North Carolina Municipal Power Agency 1, Catawba Electric             1/13 at 100.00         AAA          5,353,650
                 Revenue Bonds, Series 2003A, 5.250%, 1/01/16 - FSA Insured

                Raleigh Durham Airport Authority, North Carolina, Airport
                Revenue Bonds, Series 2005A:
        3,205    5.000%, 5/01/23 - AMBAC Insured                                      5/15 at 100.00         Aaa          3,349,193
        3,295    5.000%, 5/01/24 - AMBAC Insured                                      5/15 at 100.00         Aaa          3,435,466


------------------------------------------------------------------------------------------------------------------------------------
                NORTH DAKOTA - 0.8% (0.6% OF TOTAL INVESTMENTS)

                Grand Forks, North Dakota, Sales Tax Revenue Bonds,
                Alerus Project, Series 2005A:
        2,195    5.000%, 12/15/22 - MBIA Insured                                     12/15 at 100.00         Aaa          2,309,799
        1,355    5.000%, 12/15/23 - MBIA Insured                                     12/15 at 100.00         Aaa          1,422,465
        3,000    5.000%, 12/15/24 - MBIA Insured                                     12/15 at 100.00         Aaa          3,141,870

        3,600   North Dakota Water Commission, Water Development and                  8/15 at 100.00         AAA          3,759,336
                 Management Program Bonds, Series 2005B, 5.000%, 8/01/25 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 2.8% (1.9% OF TOTAL INVESTMENTS)

        2,650   Cleveland State University, Ohio, General Receipts Bonds,             6/14 at 100.00         AAA          2,831,949
                 Series 2004, 5.250%, 6/01/24 -  FGIC Insured

        2,000   Columbus City School District, Franklin County, Ohio, General        12/14 at 100.00         AAA          2,143,880
                 Obligation Bonds, Series 2004, 5.250%, 12/01/25 -
                 FSA Insured

        2,385   Columbus, Ohio, Tax Increment Financing Bonds, Easton                 6/14 at 100.00         AAA          2,476,775
                 Project, Series 2004A, 5.000%, 12/01/22 - AMBAC Insured

        2,205   Hamilton City School District, Ohio, General Obligation Bonds,        6/15 at 100.00         Aaa          2,308,348
                 Series 2005, 5.000%, 12/01/24 - MBIA Insured

       20,100   Lucas County, Ohio, Hospital Revenue Bonds, ProMedica                11/09 at 101.00         AAA         21,040,077
                 Healthcare Obligated Group, Series 1999, 5.375%, 11/15/39 -
                 AMBAC Insured

        3,000   Ross Local School District, Butler County, Ohio, General             12/13 at 100.00         Aaa          3,101,610
                 Obligation Bonds, Series 2003, 5.000%, 12/01/28 -
                 FSA Insured

        1,530   Tallmadge City School District, Ohio, General Obligation              6/15 at 100.00         AAA          1,587,146
                 Bonds, Series 2005, 5.000%, 12/01/28 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 1.5% (1.0% OF TOTAL INVESTMENTS)

        2,515   Oklahoma State University, Athletic Facilities Revenue Bonds,         8/14 at 100.00         AAA          2,593,191
                 Series 2004, 5.000%, 8/01/34 - AMBAC Insured

        5,575   Oklahoma Housing Finance Agency, GNMA Collateralized                    No Opt. Call         AAA          6,017,265
                 Single Family Mortgage Revenue Bonds, Series 1987A,
                 7.997%, 8/01/18 (Alternative Minimum Tax)

        5,245   Oklahoma State Industries Authority, Revenue Bonds,                   2/11 at 100.00         Aaa          5,534,576
                 Oklahoma Medical Research Foundation, Series 2001,
                 5.250%, 2/01/21 - AMBAC Insured

        4,880   University of Oklahoma, Student Housing Revenue Bonds,                7/14 at 100.00         Aaa          5,112,093
                 Series 2004, 5.000%, 7/01/22 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 0.8% (0.5% OF TOTAL INVESTMENTS)

                Oregon Department of Administrative Services, Certificates
                of Participation, Series 2005A:
        2,535    5.000%, 5/01/25 - FSA Insured                                        5/15 at 100.00         AAA          2,635,082
        2,115    5.000%, 5/01/30 - FSA Insured                                        5/15 at 100.00         AAA          2,178,704


                                       37


                        Nuveen Insured Municipal Opportunity Fund, Inc. (NIO) (continued)
                             Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                OREGON (continued)

$       3,470   Oregon Department of Administrative Services, Certificates           11/15 at 100.00         AAA     $    3,693,329
                 of Participation, Series 2005B, 5.000%, 11/01/18 -
                 FGIC Insured

        1,470   Oregon Housing and Community Services Department,                     1/06 at 102.00         Aa2          1,500,797
                 Single Family Mortgage Revenue Bonds, Series 1995A,
                 6.450%, 7/01/26 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 0.8% (0.5% OF TOTAL INVESTMENTS)

        1,000   Cumberland Valley School District, Cumberland County,                11/15 at 100.00         Aaa          1,057,820
                 Pennsylvania, General Obligation Bonds, Series 2005,
                 5.000%, 11/15/20 - FSA Insured

        1,800   Pennsylvania Higher Educational Facilities Authority, Revenue         5/15 at 100.00         AAA          1,869,660
                 Bonds, Drexel University, Series 2005A, 5.000%, 5/01/28 -
                 MBIA Insured

        6,335   Radnor Township School District, Delaware County,                     8/15 at 100.00         Aaa          6,560,273
                 Pennsylvania, General Obligation Bonds, Series 2005B,
                 5.000%, 2/15/30 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                PUERTO RICO - 0.4% (0.2% OF TOTAL INVESTMENTS)

        2,000   Puerto Rico Highway and Transportation Authority, Highway             7/13 at 100.00         AAA          2,166,300
                 Revenue Bonds, Series 2003G, 5.250%, 7/01/19 - FGIC Insured

        2,500   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/15 at 100.00         AAA          2,595,975
                 Series 2005RR, 5.000%, 7/01/30 - XLCA Insured


------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 2.1% (1.4% OF TOTAL INVESTMENTS)

        2,195   Providence Housing Development Corporation, Rhode Island,             1/06 at 101.00         AAA          2,219,847
                 FHA-Insured Section 8 Assisted Mortgage Revenue Refunding
                 Bonds, Barbara Jordan Apartments, Series 1994A,
                 6.750%, 7/01/25 - MBIA Insured

       20,475   Rhode Island Depositors Economic Protection Corporation,              2/11 at 100.00         AAA         22,095,187
                 Special Obligation Refunding Bonds, Series 1993B,
                 5.250%, 8/01/21 (Pre-refunded to 2/01/11) - MBIA Insured

        1,405   Rhode Island Health and Educational Building Corporation,             9/14 at 100.00         Aaa          1,536,325
                 Higher Education Auxiliary Enterprise Revenue Bonds,
                 Series 2004A, 5.500%, 9/15/24 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 3.9% (2.6% OF TOTAL INVESTMENTS)

       10,000   Beaufort County, South Carolina, Tax Increment Bonds,                12/12 at 100.00         AAA         10,309,200
                 New River Redevelopment Project, Series 2002,
                 5.000%, 6/01/27 - MBIA Insured

                Medical University Hospital Authority, South Carolina,
                FHA-Insured Mortgage Revenue Bonds, Series 2004A:
        2,000    5.250%, 8/15/22 - MBIA Insured                                       8/14 at 100.00         AAA          2,122,660
        2,105    5.250%, 8/15/23 - MBIA Insured                                       8/14 at 100.00         AAA          2,229,384

                Piedmont Municipal Power Agency, South Carolina,
                Electric Revenue Bonds, Series 1988A:
        9,190    0.000%, 1/01/13 (Pre-refunded to 7/01/09) - AMBAC Insured             7/09 at 76.63         AAA          6,167,869
        4,855    0.000%, 1/01/13 - AMBAC Insured                                        No Opt. Call         AAA          3,454,672
                 0.000%, 1/01/13 - AMBAC Insured                                        No Opt. Call         AAA          5,664,040

        8,000   South Carolina JOBS Economic Development Authority,                  11/12 at 100.00         AAA          8,462,000
                 Industrial Revenue Bonds, South Carolina Electric and
                 Gas Company, Series 2002A, 5.200%, 11/01/27 -
                 AMBAC Insured

       10,000   South Carolina JOBS Economic Development Authority,                  11/12 at 100.00         AAA         10,472,700
                 Industrial Revenue Bonds, South Carolina Electric and
                 Gas Company, Series 2002B, 5.450%, 11/01/32
                 (Alternative Minimum Tax) - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 0.5% (0.3% OF TOTAL INVESTMENTS)

        6,455   Memphis-Shelby County Airport Authority, Tennessee,                   3/11 at 100.00         AAA          6,847,077
                 Airport Revenue Bonds, Series 2001A, 5.500%, 3/01/18
                 (Alternative Minimum Tax) - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 16.6% (10.9% OF TOTAL INVESTMENTS)

                Austin, Texas, Tax and Revenue Solid Waste Certificates of
                Obligation, Series 2002:
        2,150    5.375%, 9/01/18 (Pre-refunded to 9/01/12) - MBIA Insured             9/12 at 100.00         AAA          2,358,507
        2,250    5.375%, 9/01/19 (Pre-refunded to 9/01/12) - MBIA Insured             9/12 at 100.00         AAA          2,468,205

       22,650   Brazos River Authority, Texas, Revenue Refunding Bonds,               5/08 at 102.00         AAA         23,624,856
                 Houston Industries Inc., Series 1998C, 5.125%, 5/01/19
                 (Optional put 5/01/08) - AMBAC Insured

          805   Capital Area Housing Finance Corporation, Texas,                      4/12 at 106.00         AAA            818,415
                 FNMA Backed Single Family Mortgage Revenue Refunding
                 Bonds, Series 2002A-2, 6.300%, 4/01/35 (Alternative
                 Minimum Tax) - AMBAC Insured


                                       38

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$      12,500   Dallas-Ft. Worth International Airport, Texas, Joint Revenue         11/09 at 100.00         AAA     $   13,489,625
                 Bonds, Series 2000A, 6.125%, 11/01/35
                 (Alternative Minimum Tax) - FGIC Insured

       25,000   Harris County-Houston Sports Authority, Texas, Junior Lien           11/11 at 100.00         AAA         25,801,250
                 Revenue Refunding Bonds, Series 2001B, 5.250%, 11/15/40 -
                 MBIA Insured

                Harris County, Texas, Toll Road Senior Lien Revenue Bonds,
                Series 1989:
        9,000    0.000%, 8/15/18 (Pre-refunded to 8/15/09) - AMBAC Insured             8/09 at 53.84         AAA          4,223,880
       39,000    0.000%, 8/15/19 (Pre-refunded to 8/15/09) - AMBAC Insured             8/09 at 50.26         AAA         17,086,290
        7,280    0.000%, 8/15/20 (Pre-refunded to 8/15/09) - AMBAC Insured             8/09 at 46.91         AAA          2,977,447
        5,085    0.000%, 8/15/21 (Pre-refunded to 8/15/09) - AMBAC Insured             8/09 at 43.80         AAA          1,941,402

        6,570   Houston, Texas, General Obligation Public Improvement Bonds,          3/11 at 100.00         AAA          7,131,669
                 Series 2001A, 5.375%, 3/01/19 (Pre-refunded to 3/01/11) -
                 FSA Insured

        4,170   Houston, Texas, Subordinate Lien Airport System Revenue               7/10 at 100.00         AAA          4,451,934
                  Bonds, Series 2000B, 5.500%, 7/01/30 - FSA Insured

       17,500   Houston, Texas, Hotel Occupancy Tax and Special Revenue               9/11 at 100.00         AAA         18,143,825
                 Bonds, Convention and Entertainment Project, Series 2001B,
                 5.250%, 9/01/33 - AMBAC Insured

        4,671   Houston Housing Finance Corporation, Texas, GNMA                      9/11 at 105.00         Aaa          4,893,153
                 Collateralized Mortgage Multifamily Housing Revenue Bonds,
                 RRG Apartments Project, Series 2001, 6.350%, 3/20/42

                Houston, Texas, First Lien Combined Utility System Revenue
                Bonds, Series 2004A:
        4,000    5.250%, 5/15/24 - FGIC Insured                                       5/14 at 100.00         AAA          4,252,960
        5,000    5.250%, 5/15/25 - MBIA Insured                                       5/14 at 100.00         AAA          5,308,850

       23,865   Jefferson County Health Facilities Development Corporation,           8/11 at 100.00         AAA         24,913,151
                 Texas, FHA-Insured Mortgage Revenue Bonds, Baptist
                 Hospital of Southeast Texas, Series 2001, 5.500%, 8/15/41 -
                 AMBAC Insured

        8,205   Lower Colorado River Authority, Texas, Revenue Refunding              5/11 at 100.00         AAA          8,537,795
                 and Improvement Bonds, Series 2001A, 5.000%, 5/15/21 -
                 MBIA Insured

                Port of Houston Authority, Harris County, Texas, General
                Obligation Port Improvement Bonds, Series 2001B:
        3,205    5.500%, 10/01/18 (Alternative Minimum Tax) - FGIC Insured           10/11 at 100.00         AAA          3,382,172
        3,375    5.500%, 10/01/19 (Alternative Minimum Tax) - FGIC Insured           10/11 at 100.00         AAA          3,561,030

        7,205   San Antonio, Texas, Airport System Improvement Revenue                7/11 at 101.00         AAA          7,651,494
                 Bonds, Series 2001, 5.375%, 7/01/15 (Alternative
                 Minimum Tax) - FGIC Insured

                Tarrant County Health Facilities Development Corporation, Texas,
                Revenue Bonds, Texas Health Resources System, Series 1997A:
        2,900    5.250%, 2/15/22 - MBIA Insured                                       2/08 at 102.00         AAA          3,018,407
        6,820    5.000%, 2/15/26 - MBIA Insured                                       2/08 at 101.00         AAA          6,914,048

        7,410   Texas Department of Housing and Community Affairs,                    9/06 at 102.00         AAA          7,657,865
                 Single Family Mortgage Revenue Bonds, Series 1996D,
                 6.250%, 9/01/28 (Alternative Minimum Tax) - MBIA Insured

        1,910   Waco, Texas, Combined Tax and Revenue Certificates                    2/14 at 100.00         AAA          1,990,449
                 of Obligation, Series 2004, 5.000%, 2/01/21 - MBIA Insured

        1,840   Ysleta Independent School District Public Facility Corporation,      11/09 at 100.00         AAA          1,939,783
                 Texas, Lease Revenue Refunding Bonds, Series 2001,
                 5.375%, 11/15/24 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 0.3% (0.2% OF TOTAL INVESTMENTS)

        2,000   Clearfield City, Utah, Sales Tax Revenue Bonds, Series 2003,          7/13 at 100.00         AAA          2,062,160
                 5.000%, 7/01/28 - FGIC Insured

        1,810   Utah Housing Finance Agency, FHA-Insured Section 8 Assisted           1/06 at 100.00          AA          1,812,878
                 Multifamily Housing Revenue Bonds, Series 1992A,
                 7.400%, 7/01/24


------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 2.6% (1.7% OF TOTAL INVESTMENTS)

        8,000   Greater Richmond Convention Center Authority, Virginia,               6/15 at 100.00         AAA          8,255,520
                 Hotel Tax Revenue Bonds, Series 2005, 5.000%, 6/15/30 -
                 MBIA Insured

        1,035   Loudoun County Industrial Development Authority, Virginia,            6/14 at 100.00         AAA          1,110,948
                 Lease Revenue Bonds, Public Safety Facilities, Series 2003A,
                 5.250%, 12/15/20 - FSA Insured

        4,840   Metropolitan Washington D.C. Airports Authority, Airport             10/11 at 101.00         AAA          5,137,370
                 System Revenue Bonds, Series 2001A, 5.500%, 10/01/19
                 (Alternative Minimum Tax) - MBIA Insured


                                       39

                        Nuveen Insured Municipal Opportunity Fund, Inc. (NIO) (continued)
                             Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA (continued)

$       4,265   Metropolitan Washington D.C. Airports Authority, Airport             10/14 at 100.00         AAA     $    4,456,712
                 System Revenue Bonds, Series 2004A, 5.000%, 10/01/20 -
                 MBIA Insured

        3,000   Upper Occoquan Sewerage Authority, Virginia, Regional Sewer           7/15 at 100.00         AAA          3,170,580
                 Revenue Bonds, Series 2005, 5.000%, 7/01/21 - FSA Insured

       10,000   Virginia Housing Development Authority, Commonwealth                  7/11 at 100.00         AAA         10,236,800
                 Mortgage Bonds, Series 2001H-1, 5.375%, 7/01/36 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 1.2% (0.8% OF TOTAL INVESTMENTS)

        2,500   Grant County Public Utility District 2, Washington, Revenue           1/15 at 100.00         AAA          2,574,900
                 Bonds, Wanapum Hydroelectric Development, Series 2005A,
                 5.000%, 1/01/29 - FGIC Insured

        3,500   King County School District 401, Highline, Washington,               12/14 at 100.00         AAA          3,633,140
                 General Obligation Bonds, Series 2004, 5.000%, 10/01/24 -
                 FGIC Insured

        3,195   Kitsap County, Washington, Limited Tax General Obligation             7/10 at 100.00         AAA          3,469,896
                 Bonds, Series 2000, 5.500%, 7/01/25 (Pre-refunded
                 to 7/01/10) - AMBAC Insured

        4,250   Snohomish County Public Utility District 1, Washington,               1/06 at 100.00         AAA          5,016,403
                 Generation System Revenue Bonds, Series 1989,
                 6.650%, 1/01/16 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 0.8% (0.5% OF TOTAL INVESTMENTS)

       10,000   Harrison County Commission, West Virginia, Solid Waste               11/05 at 100.00         AAA         10,157,600
                 Disposal Revenue Bonds, West Penn Power Company -
                 Harrison Station, Series 1993B, 6.300%, 5/01/23
                 (Alternative Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 4.1% (2.7% OF TOTAL INVESTMENTS)

        1,675   Wisconsin Public Power Incorporated System, Power                     7/15 at 100.00         AAA          1,724,731
                 Supply System Revenue Bonds, Series 2005A,
                 5.000%, 7/01/30 (WI, settling 11/02/05) - AMBAC Insured

          680   Wisconsin Housing and Economic Development Authority,                 1/06 at 100.00         AAA            681,149
                 Housing Revenue Bonds, Series 1992A,
                 6.850%, 11/01/12 - MBIA Insured

        2,890   Wisconsin, General Obligation Bonds, Series 2004-3,                   5/14 at 100.00         AAA          3,103,971
                 5.250%, 5/01/20 - FGIC Insured

       10,945   Wisconsin, General Obligation Bonds, Series 2004-4,                   5/14 at 100.00         AAA         11,489,623
                 5.000%, 5/01/20 - MBIA Insured

       15,000   Wisconsin Health and Educational Facilities Authority,                2/07 at 102.00         AAA         15,664,650
                 Revenue Bonds, Marshfield Clinic, Series 1997,
                 5.750%, 2/15/27 - MBIA Insured

       18,000   Wisconsin Health and Educational Facilities Authority,                8/07 at 102.00         AAA         18,826,380
                 Revenue Bonds, Aurora Healthcare Inc., Series 1997,
                 5.250%, 8/15/17 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
$   1,982,596   Total Long-Term Investments (cost $1,810,645,575) - 152.4%                                            1,911,596,344
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.8%                                                                     23,041,563
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (54.2)%                                                       (680,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $1,254,637,907
                ====================================================================================================================

                    All of the bonds in the Portfolio of Investments are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

               (DD) Security purchased on a delayed delivery basis.

               (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

                        Nuveen Premier Insured Municipal Income Fund, Inc. (NIF)
                        Portfolio of
                                INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 1.1% (0.7% OF TOTAL INVESTMENTS)

$       3,200   Auburn, Alabama, General Obligation Warrants, Series 2005,            8/15 at 100.00         AAA     $    3,298,176
                 5.000%, 8/01/30 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 2.1% (1.4% OF TOTAL INVESTMENTS)

        6,185   Phoenix Civic Improvement Corporation, Arizona, Junior Lien           7/15 at 100.00         AAA          6,287,795
                 Water System Revenue Bonds, Series 2005,
                 4.750%, 7/01/25 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 1.4% (0.9% OF TOTAL INVESTMENTS)

        4,020   Northwest Community College District, Arkansas, General               5/15 at 100.00         AAA          4,214,166
                 Obligation Bonds, Series 2005, 5.000%, 5/15/23 -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 28.7% (18.8% OF TOTAL INVESTMENTS)

                ABAG Finance Authority for Non-Profit Corporations, California,
                Insured Certificates of Participation, Children's Hospital
                Medical Center of Northern California, Series 1999:
        6,750    5.875%, 12/01/19 - AMBAC Insured                                    12/09 at 101.00         AAA          7,414,740
                 6.000%, 12/01/29 - AMBAC Insured                                    12/09 at 101.00         AAA         10,993,900

        1,250   California Pollution Control Financing Authority, Remarketed          4/11 at 102.00         AAA          1,329,688
                 Revenue Bonds, Pacific Gas and Electric Company,
                 Series 1996A, 5.350%, 12/01/16 (Alternative Minimum Tax) -
                 MBIA Insured

        1,000   California Department of Water Resources, Water System               12/14 at 100.00         AAA          1,041,070
                 Revenue Bonds, Central Valley Project, Series 2005AC,
                 5.000%, 12/01/26 - MBIA Insured

        1,005   Folsom Cordova Unified School District, Sacramento County,           10/14 at 100.00         AAA          1,045,652
                 California, General Obligation Bonds, School Facilities
                 Improvement District 2, Series 2004B, 5.000%, 10/01/26 -
                 FSA Insured

           85   Kern County Housing Authority, California, GNMA Guaranteed              No Opt. Call         AAA             85,453
                 Tax-Exempt Mortgage Obligation Bonds, Series 1994A-I,
                 7.150%, 12/30/24 (Alternative Minimum Tax)

          115   Kern County Housing Authority, California, GNMA Guaranteed              No Opt. Call         AAA            115,630
                 Tax-Exempt Mortgage Obligation Bonds, Series 1994A-III,
                 7.450%, 6/30/25 (Alternative Minimum Tax)

        4,975   La Verne-Grand Terrace Housing Finance Agency, California,              No Opt. Call         AAA          6,796,745
                 Single Family Residential Mortgage Revenue Bonds,
                 Series 1984A, 10.250%, 7/01/17

        1,690   Los Angeles Community College District, Los Angeles County,           8/15 at 100.00         AAA          1,768,889
                 California, General Obligation Bonds, Series 2005A,
                 5.000%, 8/01/24 - FSA Insured

        5,000   Ontario Redevelopment Financing Authority, San Bernardino               No Opt. Call         AAA          6,720,350
                 County, California, Revenue Refunding Bonds, Redevelopment
                 Project 1, Series 1995, 7.400%, 8/01/25 - MBIA Insured

        8,880   Pomona, California, GNMA/FHLMC Collateralized Single Family             No Opt. Call         AAA         11,609,268
                 Mortgage Revenue Refunding Bonds, Series 1990B,
                 7.500%, 8/01/23

       10,305   San Bernardino, California, GNMA Mortgage-Backed Securities             No Opt. Call         AAA         13,112,082
                 Program Single Family Mortgage Revenue Refunding Bonds,
                 Series 1990A, 7.500%, 5/01/23

       13,755   San Bernardino County, California, GNMA Mortgage-Backed                 No Opt. Call         AAA         16,502,974
                 Securities Program Single Family Home Mortgage Revenue
                 Bonds, Series 1988A, 8.300%, 9/01/14 (Alternative
                 Minimum Tax)

        4,300   San Francisco Airports Commission, California, Revenue                5/11 at 100.00         AAA          4,428,613
                 Refunding Bonds, San Francisco International Airport,
                 Second Series 2001, Issue 27A, 5.125%, 5/01/19 (Alternative
                 Minimum Tax) - MBIA Insured

        2,000   San Jose Redevelopment Agency, California, Tax Allocation             8/14 at 100.00         AAA          2,157,640
                 Bonds, Merged Area Redevelopment Project, Series 2004A,
                 5.250%, 8/01/19 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 7.1% (4.7% OF TOTAL INVESTMENTS)

        1,500   Adams and Arapahoe Counties Joint School District 28J,               12/13 at 100.00         AAA          1,592,640
                 Aurora, Colorado, General Obligation Bonds, Series 2003A,
                 5.125%, 12/01/21 - FSA Insured

        2,500   Denver City and County, Colorado, Airport System Revenue             11/12 at 100.00         AAA          2,654,450
                 Refunding Bonds, Series 2002E, 5.500%, 11/15/18 (Alternative
                 Minimum Tax) - FGIC Insured


                                       41

                        Nuveen Premier Insured Municipal Income Fund, Inc. (NIF) (continued)
                             Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COLORADO (continued)

$       6,000   E-470 Public Highway Authority, Colorado, Senior Revenue              9/10 at 102.00         AAA     $    6,625,080
                 Bonds, Series 2000A, 5.750%, 9/01/29 - MBIA Insured

        4,405   Garfield, Eagle and Pitkin Counties School District RE-1,            12/14 at 100.00         AAA          4,599,921
                 Roaring Fork, Colorado, General Obligation Bonds,
                 Series 2005A, 5.000%, 12/15/24 - FSA Insured

        2,065   Jefferson County School District R1, Colorado, General               12/14 at 100.00         AAA          2,156,376
                 Obligation Bonds, Series 2004, 5.000%, 12/15/24 - FSA Insured

        1,390   Teller County School District RE-2, Woodland Park, Colorado,         12/14 at 100.00         AAA          1,457,679
                 General Obligation Bonds, Series 2004, 5.000%, 12/01/22 -
                 MBIA Insured

        1,000   University of Colorado, Enterprise System Revenue Bonds,              6/12 at 100.00         AAA          1,049,790
                 Series 2002A, 5.000%, 6/01/19 - FGIC Insured

        1,000   University of Colorado, Enterprise System Revenue Bonds,              6/15 at 100.00         AAA          1,035,780
                 Series 2005, 5.000%, 6/01/30 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 4.8% (3.2% OF TOTAL INVESTMENTS)

        2,285   Florida Municipal Loan Council, Revenue Bonds, Series 2005A,          2/15 at 100.00         AAA          2,383,689
                 5.000%, 2/01/23 - MBIA Insured

        1,500   JEA, Florida, Water and Sewerage System Revenue Bonds,               10/13 at 100.00         AAA          1,580,580
                 Series 2004A, 5.000%, 10/01/19 -  FGIC Insured

        4,145   Miami, Florida, General Obligation Bonds, Series 2002,                1/12 at 100.00         AAA          4,312,997
                 5.000%, 1/01/22 - MBIA Insured

        4,240   Reedy Creek Improvement District, Florida, Utility Revenue           10/13 at 100.00         AAA          4,584,500
                 Bonds, Series 2003-1, 5.250%, 10/01/17 - MBIA Insured

        1,415   Taylor County, Florida, Sales Tax Revenue Bonds, Series 2005,        10/15 at 100.00         AAA          1,475,067
                 5.000%, 10/01/25 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 6.3% (4.1% OF TOTAL INVESTMENTS)

        2,950   Atlanta, Georgia, Airport General Revenue Bonds, Series 2004G,        1/15 at 100.00         AAA          3,058,501
                 5.000%, 1/01/25 - FSA Insured

        8,000   Fulton-DeKalb Hospital Authority, Georgia, Revenue Refunding          1/14 at 100.00         AAA          8,623,920
                 Certificates, Series 2003, 5.250%, 1/01/16 - FSA Insured

        6,500   Medical Center Hospital Authority, Georgia, Revenue                   8/09 at 102.00         AAA          7,004,790
                 Anticipation Certificates, Columbus Regional Healthcare
                 System, Inc. Project, Series 1999, 5.500%, 8/01/25 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                HAWAII - 3.8% (2.5% OF TOTAL INVESTMENTS)

        8,030   Hawaii Department of Transportation, Airport System                   7/10 at 101.00         AAA          8,915,950
                 Revenue Refunding Bonds, Series 2000B, 6.500%, 7/01/15
                 (Alternative Minimum Tax) - FGIC Insured

        2,250   Hawaii Department of Budget and Finance, Special Purpose              1/09 at 101.00         AAA          2,420,257
                 Revenue Bonds, Hawaiian Electric Company Inc.,
                 Series 1999D, 6.150%, 1/01/20 (Alternative Minimum Tax) -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 14.9% (9.8% OF TOTAL INVESTMENTS)

        4,000   Bridgeview, Illinois, General Obligation Bonds, Series 2002,         12/12 at 100.00         AAA          4,168,520
                 5.000%, 12/01/22 - FGIC Insured

       10,000   Chicago, Illinois, General Obligation Refunding Bonds,                1/10 at 101.00         AAA         10,696,400
                 Series 2000D, 5.500%, 1/01/35 - FGIC Insured

        8,200   Chicago Board of Education, Illinois, General Obligation Lease          No Opt. Call         AAA          9,339,636
                 Certificates, Series 1992A, 6.250%, 1/01/15 - MBIA Insured

       23,110   Illinois Development Finance Authority, Local Government                No Opt. Call         Aaa         13,937,641
                 Program Revenue Bonds, Kane, Cook and DuPage Counties
                 School District U46 - Elgin, Series 2002, 0.000%, 1/01/17 -
                 FSA Insured

        5,010   Metropolitan Pier and Exposition Authority, Illinois, Revenue           No Opt. Call         AAA          2,339,319
                 Refunding Bonds, McCormick Place Expansion Project,
                 Series 1996A, 0.000%, 12/15/21 - MBIA Insured

        3,225   Regional Transportation Authority, Cook, DuPage, Kane, Lake,            No Opt. Call         AAA          3,813,982
                 McHenry and Will Counties, Illinois, General Obligation Bonds,
                 Series 1992A, 9.000%, 6/01/09 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 4.9% (3.2% OF TOTAL INVESTMENTS)

        4,725   Decatur Township-Marion County Multi-School Building                  7/13 at 100.00         AAA          4,993,664
                 Corporation, Indiana, First Mortgage Bonds, Series 2003,
                 5.000%, 7/15/17 - FGIC Insured


                                       42

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                INDIANA (continued)

                Indiana University, Parking Facility Revenue Bonds, Series 2004:
$       1,015    5.250%, 11/15/19 - AMBAC Insured                                    11/14 at 100.00         AAA     $    1,090,110
        1,060    5.250%, 11/15/20 - AMBAC Insured                                    11/14 at 100.00         AAA          1,137,613
        1,100    5.250%, 11/15/21 - AMBAC Insured                                    11/14 at 100.00         AAA          1,178,837

        9,255   Indianapolis Local Public Improvement Bond Bank, Indiana,               No Opt. Call         AAA          3,590,385
                 Series 1999E, 0.000%, 2/01/25 - AMBAC Insured

        1,000   Metropolitan School District Steuben County K-5 Building              7/14 at 102.00         AAA          1,077,640
                 Corporation, Indiana, First Mortgage Bonds, Series 2003,
                 5.250%, 1/15/21 - FSA Insured

        1,490   North Lawrence Community Schools Building Corporation,                1/14 at 100.00         AAA          1,557,706
                 Marion County, Indiana, First Mortgage Bonds, Series 2004,
                 5.000%, 7/15/19 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 1.2% (0.8% OF TOTAL INVESTMENTS)

        3,345   Ames, Iowa, Hospital Revenue Refunding Bonds, Mary                    6/13 at 100.00         Aaa          3,495,659
                 Greeley Medical Center, Series 2003, 5.000%, 6/15/17 -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 0.4% (0.3% OF TOTAL INVESTMENTS)

        1,245   Kansas Development Finance Authority, Board of Regents,               4/15 at 100.00         AAA          1,303,503
                 Revenue Bonds, Kansas State University Housing System,
                 Series 2005A, 5.000%, 4/01/23 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 1.7% (1.1% OF TOTAL INVESTMENTS)

        5,000   Maryland Transportation Authority, Airport Parking Revenue            3/12 at 101.00         AAA          5,174,100
                 Bonds, Baltimore-Washington International Airport Passenger
                 Facility, Series 2002B, 5.125%, 3/01/21 (Alternative
                 Minimum Tax) - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 2.4% (1.6% OF TOTAL INVESTMENTS)

        1,280   Massachusetts Health and Educational Facilities Authority,            8/15 at 100.00         AAA          1,338,394
                 Revenue Bonds, Lahey Clinic Medical Center, Series 2005C,
                 5.000%, 8/15/21 - FGIC Insured

        4,400   Massachusetts School Building Authority, Dedicated Sales              8/15 at 100.00         AAA          4,613,224
                 Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/23 -
                 FSA Insured

        1,000   Massachusetts, Special Obligation Dedicated Tax Revenue               1/14 at 100.00         AAA          1,085,210
                 Bonds, Series 2004, 5.250%, 1/01/21 (Pre-refunded to
                 1/01/14) - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 3.6% (2.4% OF TOTAL INVESTMENTS)

        6,500   Michigan Higher Education Student Loan Authority, Revenue               No Opt. Call         AAA          6,843,135
                 Bonds, Series 2000 XII-T, 5.300%, 9/01/10 (Alternative
                 Minimum Tax) - AMBAC Insured

        3,810   Michigan Housing Development Authority, GNMA                          8/12 at 102.00         Aaa          3,942,626
                 Collateralized Limited Obligation Multifamily Housing
                 Revenue Bonds, Cranbrook Apartments, Series 2001A,
                 5.500%, 2/20/43 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 1.8% (1.2% OF TOTAL INVESTMENTS)

        4,860   Minneapolis-St. Paul Metropolitan Airports Commission,                1/11 at 100.00         AAA          5,219,154
                 Minnesota, Airport Revenue Bonds, Series 2001B,
                 5.750%, 1/01/15 (Alternative Minimum Tax) - FGIC Insured

          175   Minnesota Housing Finance Agency, Rental Housing Bonds,               2/06 at 101.00         AAA            177,373
                 Series 1995D, 5.950%, 2/01/18 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 3.6% (2.3% OF TOTAL INVESTMENTS)

        7,495   Jefferson County Industrial Development Authority, Missouri,          8/07 at 100.00         AAA          8,481,042
                 Housing Revenue Bonds, Richardson Road Apartments
                 Project, Series 1985, 11.000%, 12/15/15 (Pre-refunded
                 to 8/15/07)

        2,000   Missouri Western State College, Auxiliary System Revenue             10/13 at 100.00         AAA          2,096,860
                 Bonds, Series 2003, 5.000%, 10/01/21 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 8.4% (5.5% OF TOTAL INVESTMENTS)

        3,000   Clark County, Nevada, General Obligation Bank Bonds,                 12/12 at 100.00         AAA          3,065,370
                 Southern Nevada Water Authority Loan, Series 2002,
                 5.000%, 6/01/32 - MBIA Insured

        8,000   Clark County, Nevada, Subordinate Lien Airport Revenue                7/11 at 100.00         AAA          8,613,600
                 Bonds, Series 2001B, 5.125%, 7/01/21 (Pre-refunded
                 to 7/01/11) - FGIC Insured

        7,990   Reno, Nevada, Senior Lien Sales and Room Tax Revenue                  6/12 at 100.00         AAA          8,307,123
                 Bonds, Reno Transportation Rail Access Corridor Project,
                 Series 2002, 5.250%, 6/01/41 - AMBAC Insured


                                       43

                        Nuveen Premier Insured Municipal Income Fund, Inc. (NIF) (continued)
                             Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEVADA (continued)

$       5,050   Washoe County, Nevada, Gas and Water Facilities Remarketed            1/06 at 100.50         AAA     $    5,136,254
                 Revenue Refunding Bonds, Sierra Pacific Power Company,
                 Series 1987, 6.300%, 12/01/14 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 1.1% (0.7% OF TOTAL INVESTMENTS)

                New Jersey Economic Development Authority, Revenue Bonds,
                Motor Vehicle Surcharge, Series 2004A:
        1,200    5.000%, 7/01/22 - MBIA Insured                                       7/14 at 100.00         AAA          1,259,724
        1,200    5.000%, 7/01/23 - MBIA Insured                                       7/14 at 100.00         AAA          1,257,072

          800   Rutgers State University, New Jersey, Certificates of                 1/14 at 100.00         AAA            831,752
                 Participation, Lower Georges Street University Redevelopment
                 Associates LLC, Series 2004, 5.000%, 1/01/24 -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 7.3% (4.8% OF TOTAL INVESTMENTS)

       10,000   Metropolitan Transportation Authority, New York, Transportation      11/12 at 100.00         AAA         10,676,600
                 Revenue Refunding Bonds, Series 2002F, 5.250%, 11/15/27 -
                 MBIA Insured

        1,000   New York City Municipal Water Finance Authority, New York,            6/15 at 100.00         AAA          1,041,430
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2005C, 5.000%, 6/15/25 - MBIA Insured

        1,510   Dormitory Authority of the State of New York, Revenue                 2/15 at 100.00         AAA          1,573,103
                 Bonds, Mental Health Services Facilities Improvements,
                 Series 2005B, 5.000%, 2/15/24 - AMBAC Insured

        1,000   Dormitory Authority of the State of New York, FHA-Insured             2/15 at 100.00         AAA          1,042,420
                 Mortgage Revenue Bonds, Montefiore Hospital,
                 Series 2004, 5.000%, 8/01/23 - FGIC Insured

        5,700   New York State Thruway Authority, General Revenue Bonds,              7/15 at 100.00         AAA          5,955,189
                 Series 2005G, 5.000%, 1/01/26 - FSA Insured

        1,450   New York State Thruway Authority, Highway and Bridge Trust           10/15 at 100.00         AAA          1,529,402
                 Fund Bonds, Second Generation, Series 2005B,
                 5.000%, 4/01/21 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 2.2% (1.4% OF TOTAL INVESTMENTS)

        3,100   North Carolina Medical Care Commission, FHA-Insured                  10/13 at 100.00         AAA          3,211,011
                 Mortgage Revenue Bonds, Betsy Johnson Regional Hospital
                 Project, Series 2003, 5.125%, 10/01/32 - FSA Insured

        3,050   Raleigh Durham Airport Authority, North Carolina, Airport             5/15 at 100.00         Aaa          3,194,478
                 Revenue Bonds, Series 2005A, 5.000%, 5/01/22 -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 0.5% (0.3% OF TOTAL INVESTMENTS)

        1,500   Tallmadge City School District, Ohio, General Obligation Bonds,       6/15 at 100.00         AAA          1,556,025
                 Series 2005, 5.000%, 12/01/28 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 1.5% (1.0% OF TOTAL INVESTMENTS)

        1,180   Oklahoma Housing Finance Agency, GNMA Collateralized                    No Opt. Call         AAA          1,273,609
                 Single Family Mortgage Revenue Bonds, Series 1987A,
                 7.997%, 8/01/18 (Alternative Minimum Tax)

        3,000   Tulsa Industrial Authority, Oklahoma, GNMA Collateralized            11/05 at 103.00         Aaa          3,106,860
                 Multifamily Housing Revenue Bonds, Country Club of
                 Woodland Hills Project, Series 1995, 6.250%, 11/01/27


------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 5.9% (3.9% OF TOTAL INVESTMENTS)

                Oregon Health Sciences University, Revenue Bonds, Series 2002A:
        5,000    5.000%, 7/01/26 - MBIA Insured                                       1/13 at 100.00         AAA          5,177,750
        7,000    5.000%, 7/01/32 - MBIA Insured                                       1/13 at 100.00         AAA          7,201,180

        4,905   Oregon Health, Housing, Educational and Cultural Facilities           3/12 at 105.00         Aaa          5,289,307
                 Authority, GNMA Mortgage-Backed Securities Program
                 Assisted Living Project Revenue Bonds, Necanicum Village
                 LLC, Series 2001A, 6.850%, 6/20/42


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 0.5% (0.3% OF TOTAL INVESTMENTS)

        1,500   Allegheny County Sanitary Authority, Pennsylvania, Sewerage          12/15 at 100.00         AAA          1,569,495
                 Revenue Bonds, Series 2005A, 5.000%, 12/01/23 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                PUERTO RICO - 1.6% (1.1% OF TOTAL INVESTMENTS)

        2,000   Puerto Rico, Highway Revenue Bonds, Highway and                         No Opt. Call         AAA          2,252,520
                 Transportation Authority, Series 2003AA, 5.500%, 7/01/17 -
                 MBIA Insured

        2,500   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/15 at 100.00         AAA          2,652,325
                 Series 2005RR, 5.000%, 7/01/22 - FGIC Insured


                                       44

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 3.6% (2.4% OF TOTAL INVESTMENTS)

$       3,000   Blount County Public Building Authority, Tennessee, Local             6/15 at 100.00         Aaa     $    3,135,810
                 Government Public Improvement Lease Bonds, Oak Ridge,
                 Series 2005B-9-A, 5.000%, 6/01/24 - AMBAC Insured

        2,055   Memphis, Tennessee, Sanitary Sewerage System Revenue                 10/14 at 100.00         AAA          2,156,661
                 Bonds, Series 2004, 5.000%, 10/01/22 - FSA Insured

        5,000   Metropolitan Government of Nashville-Davidson County Health          11/09 at 101.00         AAA          5,515,350
                 and Educational Facilities Board, Tennessee, Revenue Bonds,
                 Ascension Health Credit Group, Series 1999A, 6.000%, 11/15/30
                 (Pre-refunded to 11/15/09) - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 10.5% (6.9% OF TOTAL INVESTMENTS)

       12,500   Dallas-Ft. Worth International Airport, Texas, Joint Revenue         11/09 at 100.00         AAA         13,078,125
                 Refunding and Improvement Bonds, Series 2001A,
                 5.500%, 11/01/35 (Alternative Minimum Tax) - FGIC Insured

                North Harris County Regional Water Authority, Texas, Senior
                Water Revenue Bonds, Series 2003:
        4,565    5.250%, 12/15/20 - FGIC Insured                                     12/13 at 100.00         AAA          4,911,301
        4,800    5.250%, 12/15/21 - FGIC Insured                                     12/13 at 100.00         AAA          5,164,128

        7,600   San Antonio, Texas, Airport System Improvement Revenue                7/11 at 101.00         AAA          8,037,152
                 Bonds, Series 2001, 5.375%, 7/01/16 (Alternative
                 Minimum Tax) - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 19.0% (12.4% OF TOTAL INVESTMENTS)

        5,000   Chelan County Public Utility District 1, Washington, Hydro            7/11 at 101.00         AAA          5,302,700
                 Consolidated System Revenue Bonds, Series 2001B,
                 5.600%, 1/01/36 (Alternative Minimum Tax) - MBIA Insured

        1,570   Clark County School District 101, La Center, Washington,             12/12 at 100.00         Aaa          1,687,954
                 General Obligation Bonds, Series 2002, 5.250%, 12/01/18 -
                 FSA Insured

                King County School District 405, Bellevue, Washington,
                General Obligation Bonds, Series 2002:
       12,060    5.000%, 12/01/19 - FGIC Insured                                     12/12 at 100.00         AAA         12,641,654
       12,785    5.000%, 12/01/20 - FGIC Insured                                     12/12 at 100.00         AAA         13,381,676

                Pierce County School District 343, Dieringer, Washington,
                General Obligation Refunding Bonds,
                Series 2003:
        2,755    5.250%, 12/01/18 - FGIC Insured                                      6/13 at 100.00         Aaa          2,954,049
        2,990    5.250%, 12/01/19 - FGIC Insured                                      6/13 at 100.00         Aaa          3,206,027

        4,715   Port of Seattle, Washington, Revenue Bonds, Series 2001B,            10/11 at 100.00         AAA          5,064,853
                 5.625%, 4/01/17 (Alternative Minimum Tax) - FGIC Insured

          895   Port of Seattle, Washington, Special Facility Revenue Bonds,          3/10 at 101.00         AAA            968,148
                 Terminal 18, Series 1999C, 6.000%, 9/01/29 (Alternative
                 Minimum Tax) - MBIA Insured

        1,265   Tacoma, Washington, General Obligation Bonds, Series 2002,           12/12 at 100.00         AAA          1,329,173
                 5.000%, 12/01/18 - FGIC Insured

        4,200   Tacoma, Washington, Solid Waste Utility Revenue Refunding            12/11 at 100.00         AAA          4,466,155
                 Bonds, Series 2001, 5.250%, 12/01/20 - AMBAC Insured

        5,000   Washington, General Obligation Bonds, Series 2001C,                   1/11 at 100.00         AAA          5,267,400
                 5.250%, 1/01/26 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
$     435,380   Total Long-Term Investments (cost $427,505,598) - 151.9%                                                452,188,446
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.5% (0.3% OF TOTAL INVESTMENTS)

        1,500   Idaho Health Facilities Authority, Revenue Bonds, St. Luke's                                A-1+          1,500,000
                 Regional Medical Center, Variable Rate Demand Obligations,
                 Series 2000, 2.730%, 7/01/30 - FSA Insured +
------------------------------------------------------------------------------------------------------------------------------------
$       1,500   Total Short-Term Investments (cost $1,500,000)                                                            1,500,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $429,005,598) - 152.4%                                                          453,688,446
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.7%                                                                      4,935,191
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (54.1)%                                                       (161,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  297,623,637
                ====================================================================================================================

                    All of the bonds in the Portfolio of Investments are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

               + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                        Nuveen Insured Premium Income Municipal Fund 2 (NPX)
                        Portfolio of
                                INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 2.5% (1.7% OF TOTAL INVESTMENTS)

$       3,750   Huntsville Healthcare Authority, Alabama, Revenue Bonds,              6/15 at 100.00         AAA     $    3,867,975
                 Series 2005A, 5.000%, 6/01/24 - MBIA Insured

                Jefferson County, Alabama, General Obligation Warrants,
                Series 2004A:
        1,500    5.000%, 4/01/21 - MBIA Insured                                       4/14 at 100.00         AAA          1,571,820
        1,395    5.000%, 4/01/22 - MBIA Insured                                       4/14 at 100.00         AAA          1,457,789
        1,040    5.000%, 4/01/23 - MBIA Insured                                       4/14 at 100.00         AAA          1,084,574

                Montgomery Water and Sewerage Board, Alabama, Water
                and Sewerage Revenue Bonds, Series 2005:
        2,220    5.000%, 3/01/24 - FSA Insured                                        3/15 at 100.00         AAA          2,318,324
        2,590    5.000%, 3/01/25 - FSA Insured                                        3/15 at 100.00         AAA          2,700,697


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 2.4% (1.6% OF TOTAL INVESTMENTS)

       12,365   Phoenix Civic Improvement Corporation, Arizona, Junior Lien           7/15 at 100.00         AAA         12,522,159
                 Water System Revenue Bonds, Series 2005,
                 4.750%, 7/01/27 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 2.4% (1.6% OF TOTAL INVESTMENTS)

        7,745   Arkansas Development Finance Authority, State Facility                6/14 at 100.00         AAA          8,242,461
                 Revenue Bonds, Donaghey Plaza Project, Series 2004,
                 5.250%, 6/01/25 - FSA Insured

                University of Arkansas, Fayetteville, Revenue Bonds,
                Medical Sciences Campus, Series 2004B:
        2,000    5.000%, 11/01/27 - MBIA Insured                                     11/14 at 100.00         Aaa          2,083,100
        2,000    5.000%, 11/01/28 - MBIA Insured                                     11/14 at 100.00         Aaa          2,072,580


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 21.0% (14.0% OF TOTAL INVESTMENTS)

        1,800   California Educational Facilities Authority, Revenue Bonds,          10/15 at 100.00         Aaa          1,864,728
                 Occidental College, Series 2005A, 5.000%, 10/01/33 -
                 MBIA Insured

                California Department of Water Resources, Water System
                Revenue Bonds, Central Valley Project, Series 2005AC:
        2,000    5.000%, 12/01/24 - MBIA Insured                                     12/14 at 100.00         AAA          2,088,220
        2,215    5.000%, 12/01/25 - MBIA Insured                                     12/14 at 100.00         AAA          2,307,653

       31,200   Foothill/Eastern Transportation Corridor Agency, California,           1/10 at 24.23         AAA          6,191,016
                 Toll Road Revenue Refunding Bonds, Series 1999,
                 0.000%, 1/15/34 - MBIA Insured

        7,000   Golden State Tobacco Securitization Corporation, California,          6/15 at 100.00         AAA          7,168,420
                 Tobacco Settlement Asset-Backed Revenue Bonds,
                 Series 2005A, 5.000%, 6/01/35 - FGIC Insured

        6,520   Los Angeles Unified School District, California, General              7/15 at 100.00         AAA          6,853,759
                 Obligation Bonds, Series 2005E, 5.000%, 7/01/22 -
                 AMBAC Insured

       15,000   Orange County Sanitation District, California, Certificates           8/13 at 100.00         AAA         15,733,200
                 of Participation, Series 2003, 5.250%, 2/01/30 - FGIC Insured

       10,000   Orange County Water District, California, Revenue Certificates        8/13 at 100.00         AAA         10,227,800
                 of Participation, Series 2003B, 5.000%, 8/15/34 - MBIA Insured

        1,000   Orange County Water District, California, Revenue Certificates        2/15 at 100.00         AAA          1,037,170
                 of Participation, Series 2005B, 5.000%, 8/15/24 - MBIA Insured

        1,435   Pasadena Area Community College District, Los Angeles                 6/13 at 100.00         AAA          1,499,561
                 County, California, General Obligation Bonds, Series 2003A,
                 5.000%, 6/01/22 - FGIC Insured

        1,940   Riverside, California, Certificates of Participation, Series 2003,    9/13 at 100.00         AAA          2,023,498
                 5.000%, 9/01/20 - AMBAC Insured

                Sacramento City Financing Authority, California, Capital
                Improvement Revenue Bonds, Solid Waste and
                Redevelopment Projects, Series 1999:
        9,220    5.800%, 12/01/19 (Pre-refunded to 12/01/09) - AMBAC Insured         12/09 at 102.00         AAA         10,263,151
        3,780    5.800%, 12/01/19 - AMBAC Insured                                    12/09 at 102.00         AAA          4,189,676


                                       46

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (continued)

$      14,170   San Diego Unified School District, San Diego County,                  7/15 at 100.00         AAA     $   14,725,181
                 California, General Obligation Bonds, Series 2005G,
                 5.000%, 7/01/29 - FSA Insured

                San Diego County, California, Certificates of Participation,
                Edgemoor Facility Project and Regional System, Series 2005:
        1,675    5.000%, 2/01/24 - AMBAC Insured                                      2/15 at 100.00         AAA          1,737,042
          720    5.000%, 2/01/25 - AMBAC Insured                                      2/15 at 100.00         AAA            745,013

        2,000   San Jose Redevelopment Agency, California, Tax Allocation             8/14 at 100.00         AAA          2,157,640
                 Bonds, Merged Area Redevelopment Project, Series 2004A,
                 5.250%, 8/01/19 - MBIA Insured

        5,000   Torrance, California, Certificates of Participation, Series 2005B,      No Opt. Call         AAA          5,181,600
                 5.000%, 6/01/24 - AMBAC Insured

       12,500   University of California, Revenue Bonds, Multi-Purpose Projects,      5/13 at 100.00         AAA         12,827,250
                 Series 2003A, 5.000%, 5/15/33 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 11.1% (7.4% OF TOTAL INVESTMENTS)

        1,690   Adams 12 Five Star Schools, Adams County, Colorado,                  12/15 at 100.00         AAA          1,771,323
                 General Obligation Bonds, Series 2005, 5.000%, 12/15/24 -
                 FSA Insured

        1,940   Colorado Educational and Cultural Facilities Authority, Charter       6/13 at 100.00         AAA          2,045,924
                 School Revenue Bonds, Adams School District 12 -
                 Pinnacle School, Series 2003, 5.250%, 6/01/23 - XLCA Insured

        3,405   Colorado Educational and Cultural Facilities Authority, Charter      12/13 at 100.00         AAA          3,601,128
                 School Revenue Bonds, Classical Academy, Series 2003,
                 5.250%, 12/01/23 - XLCA Insured

        3,500   Colorado Health Facilities Authority, Revenue Bonds, Poudre          12/09 at 101.00         Aaa          3,837,575
                 Valley Healthcare Inc., Series 1999A, 5.750%, 12/01/23
                 (Pre-refunded to 12/01/09) - FSA Insured

        6,100   Denver School District 1, Colorado, General Obligation Bonds,        12/13 at 100.00         AAA          6,450,628
                 Series 2004, 5.000%, 12/01/18 - FSA Insured

                Denver Convention Center Hotel Authority, Colorado, Senior
                Revenue Bonds, Convention Center Hotel, Series 2003A:
        9,670    5.000%, 12/01/19 - XLCA Insured                                     12/13 at 100.00         AAA         10,064,053
       17,145    5.000%, 12/01/33 - XLCA Insured                                     12/13 at 100.00         AAA         17,527,505

        1,325   El Paso County, Colorado, Certificates of Participation,             12/12 at 100.00         AAA          1,365,161
                 Detention Facility Project, Series 2002B, 5.000%, 12/01/27 -
                 AMBAC Insured

                Jefferson County School District R1, Colorado, General
                Obligation Bonds, Series 2004:
        2,500    5.000%, 12/15/22 - FSA Insured                                      12/14 at 100.00         AAA          2,622,125
        5,125    5.000%, 12/15/23 - FSA Insured                                      12/14 at 100.00         AAA          5,363,569
        2,000    5.000%, 12/15/24 - FSA Insured                                      12/14 at 100.00         AAA          2,088,500

        1,000   University of Colorado, Enterprise System Revenue Bonds,              6/15 at 100.00         AAA          1,035,780
                 Series 2005, 5.000%, 6/01/30 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 0.6% (0.4% OF TOTAL INVESTMENTS)

        3,140   District of Columbia Housing Finance Agency, GNMA                    12/05 at 100.00         AAA          3,140,471
                 Collateralized Single Family Mortgage Revenue Bonds,
                 Series 1990C-4, 6.350%, 12/01/24 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 0.8% (0.5% OF TOTAL INVESTMENTS)

        4,000   Florida State Board of Education, Full Faith and Credit Public        6/13 at 101.00         AAA          4,190,280
                 Education Capital Outlay Bonds, Series 2003J,
                 5.000%, 6/01/22 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 3.8% (2.5% OF TOTAL INVESTMENTS)

        4,000   Cobb County Development Authority, Georgia, Parking Revenue           7/14 at 100.00         Aaa          4,173,240
                 Bonds, Kennesaw State University, Series 2004,
                 5.000%, 7/15/24 - MBIA Insured

        2,925   Columbus, Georgia, Water and Sewerage Revenue Bonds,                  5/14 at 100.00         AAA          3,059,960
                 Series 2005, 5.000%, 5/01/23 - MBIA Insured

                Municipal Electric Authority of Georgia, Combustion Turbine
                Revenue Bonds, Series 2003A:
        1,775    5.000%, 11/01/21 - MBIA Insured                                     11/13 at 100.00         AAA          1,852,248
        2,580    5.000%, 11/01/22 - MBIA Insured                                     11/13 at 100.00         AAA          2,685,212


                                       47

                        Nuveen Insured Premium Income Municipal Fund 2 (NPX) (continued)
                             Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA (continued)

$       4,500   South Fulton Municipal Regional Water and Sewerage                    1/13 at 100.00         Aaa     $    4,618,215
                 Authority, Georgia, Water and Sewerage Revenue Bonds,
                 Series 2003, 5.000%, 1/01/33 - MBIA Insured

        3,000   Valdosta and Lowndes County Hospital Authority, Georgia,             10/12 at 101.00         AAA          3,165,840
                 Revenue Certificates, South Georgia Medical Center,
                 Series 2002, 5.200%, 10/01/22 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                HAWAII - 7.9% (5.3% OF TOTAL INVESTMENTS)

        2,375   Hawaii County, Hawaii, General Obligation Bonds,                      7/13 at 100.00         AAA          2,497,241
                 Series 2003A, 5.000%, 7/15/19 - FSA Insured

                Hawaii Department of Transportation, Airport System Revenue
                Refunding Bonds, Series 2000B:
        6,105    6.100%, 7/01/16 (Alternative Minimum Tax) - FGIC Insured             7/10 at 101.00         AAA          6,683,937
        9,500    6.625%, 7/01/17 (Alternative Minimum Tax) - FGIC Insured             7/10 at 101.00         AAA         10,581,005

       20,000   Hawaii Department of Budget and Finance, Special Purpose              7/10 at 101.00         AAA         21,480,000
                 Revenue Refunding Bonds, Hawaiian Electric Company Inc.,
                 Series 2000, 5.700%, 7/01/20 (Alternative Minimum Tax) -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                IDAHO - 0.1% (0.1% OF TOTAL INVESTMENTS)

          715   Idaho Housing and Finance Association, Single Family Mortgage         1/08 at 101.50         AAA            726,326
                 Bonds, Series 1998E, 5.450%, 7/01/18 (Alternative
                 Minimum Tax) - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 3.3% (2.2% OF TOTAL INVESTMENTS)

        4,115   Chicago Park District, Illinois, Limited Tax General Obligation       7/11 at 100.00         AAA          4,462,923
                 Park Bonds, Series 2001C, 5.500%, 1/01/18 - FGIC Insured

        1,950   Illinois Health Facilities Authority, Revenue Refunding Bonds,          No Opt. Call         AAA          2,290,041
                 SSM Healthcare System, Series 1992AA, 6.550%, 6/01/14 -
                 MBIA Insured

                Illinois Health Facilities Authority, Revenue Bonds, Lutheran
                General Health System, Series 1993A:
        3,625    6.125%, 4/01/12 - FSA Insured                                          No Opt. Call         AAA          3,926,673
        5,000    6.250%, 4/01/18 - FSA Insured                                          No Opt. Call         AAA          5,840,850

          400   Peoria, Moline and Freeport, Illinois, GNMA Collateralized            4/06 at 105.00         AAA            406,064
                 Single Family Mortgage Revenue Bonds, Series 1995A,
                 7.600%, 4/01/27 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 1.2% (0.8% OF TOTAL INVESTMENTS)

                Hamilton County Public Building Corporation, Indiana, First
                Mortgage Bonds, Series 2004:
        2,105    5.000%, 8/01/23 - FSA Insured                                        8/14 at 100.00         AAA          2,184,148
        2,215    5.000%, 8/01/24 - FSA Insured                                        8/14 at 100.00         AAA          2,293,411

        1,625   Hammond Multi-School Building Corporation, Lake County,               7/13 at 100.00         AAA          1,687,498
                 Indiana, First Mortgage Revenue Bonds, Series 2003B,
                 5.000%, 1/15/21 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 0.8% (0.5% OF TOTAL INVESTMENTS)

        2,300   Butler County Unified School District 394, Kansas, General            9/14 at 100.00         AAA          2,421,486
                 Obligation Bonds, Series 2004, 5.000%, 9/01/21 - FSA Insured

        1,500   Kansas Turnpike Authority, Revenue Bonds, Series 2004A-2,             9/14 at 101.00         AAA          1,571,475
                 5.000%, 9/01/27 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 1.1% (0.8% OF TOTAL INVESTMENTS)

        7,000   Kentucky Economic Development Finance Authority, Health                 No Opt. Call         AAA          2,227,190
                 System Revenue Bonds, Norton Healthcare Inc.,
                 Series 2000B, 0.000%, 10/01/28 - MBIA Insured

        3,575   Kentucky Turnpike Authority, Economic Development Road                7/15 at 100.00         AAA          3,732,193
                 Revenue Bonds, Revitalization Project, Series 2005B,
                 5.000%, 7/01/25 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 1.5% (1.0% OF TOTAL INVESTMENTS)

        1,640   Louisiana Public Facilities Authority, Revenue Bonds,                 7/14 at 100.00         AAA          1,714,194
                 Baton Rouge General Hospital, Series 2004,
                 5.250%, 7/01/24 - MBIA Insured

                Louisiana, Gasoline and Fuels Tax Revenue Bonds, Series 2005A:
        1,200    5.000%, 5/01/25 - FGIC Insured                                       5/15 at 100.00         AAA          1,238,004
        2,210    5.000%, 5/01/26 - FGIC Insured                                       5/15 at 100.00         AAA          2,279,991
        2,500    5.000%, 5/01/27 - FGIC Insured                                       5/15 at 100.00         AAA          2,577,225


                                       48

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 5.7% (3.8% OF TOTAL INVESTMENTS)

$       4,910   Massachusetts, General Obligation Bonds, Consolidated Loan,             No Opt. Call         AAA     $    5,464,192
                 Series 2002C, 5.500%, 11/01/15 -  MBIA Insured

        3,000   Massachusetts Development Finance Authority, Revenue Bonds,             No Opt. Call         AAA          3,571,860
                 WGBH Educational Foundation, Series 2002A,
                 5.750%, 1/01/42 - AMBAC Insured

        2,600   Massachusetts Health and Educational Facilities Authority,           10/13 at 100.00         AAA          2,674,334
                 Revenue Bonds, Simmons College, Series 2003F,
                 5.000%, 10/01/33 - FGIC Insured

          180   Massachusetts Housing Finance Agency, Single Family Housing           6/07 at 102.00         AAA            185,996
                 Revenue Bonds, Series 53, 6.150%, 12/01/29 (Alternative
                 Minimum Tax) - MBIA Insured

       10,925   Massachusetts School Building Authority, Dedicated Sales Tax          8/15 at 100.00         AAA         11,481,083
                 Revenue Bonds, Series 2005A, 5.000%, 8/15/22 - FSA Insured

                Massachusetts, Special Obligation Dedicated Tax Revenue
                Bonds, Series 2004:
        3,650    5.250%, 1/01/22 (Pre-refunded to 1/01/14) - FGIC Insured             1/14 at 100.00         AAA          3,961,017
        2,000    5.250%, 1/01/24 (Pre-refunded to 1/01/14) - FGIC Insured             1/14 at 100.00         AAA          2,170,420


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 2.0% (1.3% OF TOTAL INVESTMENTS)

       10,000   Michigan Housing Development Authority, Rental Housing                4/07 at 102.00         AAA         10,487,300
                 Revenue Bonds, Series 1997A, 6.000%, 4/01/16 (Alternative
                 Minimum Tax) - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 0.2% (0.1% OF TOTAL INVESTMENTS)

        1,050   Minnesota Housing Finance Agency, Rental Housing Bonds,               2/06 at 101.00         AAA          1,064,238
                 Series 1995D, 5.950%, 2/01/18 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 0.7% (0.5% OF TOTAL INVESTMENTS)

        1,000   Hazelwood Industrial Development Authority, Missouri,                 9/06 at 102.00         AAA          1,030,990
                 GNMA Collateralized Project Multifamily Housing Revenue
                 Refunding Bonds, Lakes Apartments Project, Series 1996,
                 6.000%, 9/20/16

        1,000   Kansas City Municipal Assistance Corporation, Missouri,               1/06 at 101.00         AAA          1,015,480
                 Leasehold Revenue Bonds, Capital Improvements,
                 Series 1996B, 5.750%, 1/15/14 - AMBAC Insured

        1,030   Missouri Housing Development Commission, Multifamily                 12/06 at 102.00         AAA          1,062,023
                 Housing Revenue Bonds, Brookstone Village Apartments,
                 Series 1996A, 6.000%, 12/01/16 (Alternative Minimum
                 Tax) - FSA Insured

          750   Missouri Western State College, Auxiliary System Revenue             10/13 at 100.00         AAA            771,442
                 Bonds, Series 2003, 5.000%, 10/01/33 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 0.4% (0.3% OF TOTAL INVESTMENTS)

                Nebraska Public Power District, General Revenue Bonds,
                Series 2005A:
        1,000    5.000%, 1/01/24 - FSA Insured                                        1/15 at 100.00         AAA          1,045,180
        1,000    5.000%, 1/01/25 - FSA Insured                                        1/15 at 100.00         AAA          1,044,420


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 4.2% (2.8% OF TOTAL INVESTMENTS)

        3,280   Clark County, Nevada, Subordinate Lien Airport Revenue                7/14 at 100.00         AAA          3,437,079
                 Bonds, Series 2004A-2, 5.125%, 7/01/24 - FGIC Insured

        5,000   Clark County, Nevada, Industrial Development Revenue Bonds,          12/05 at 100.00         AAA          5,200,300
                 Nevada Power Company, Series 1992A, 6.700%, 6/01/22
                 (Alternative Minimum Tax) - FGIC Insured

        5,000   Clark County, Nevada, Industrial Development Revenue Bonds,           7/10 at 102.00         AAA          5,476,400
                 Southwest Gas Corporation, Series 2000C, 5.950%, 12/01/38
                 (Alternative Minimum Tax) - AMBAC Insured

                Director of Nevada State Department of Business and Industry,
                Revenue Bonds, Las Vegas Monorail Project, First Tier, Series
                2000:
        5,000    0.000%, 1/01/27 - AMBAC Insured                                        No Opt. Call         AAA          1,714,900
        5,500    5.625%, 1/01/32 - AMBAC Insured                                      1/10 at 102.00         AAA          5,963,815


                                       49

                        Nuveen Insured Premium Income Municipal Fund 2 (NPX) (continued)
                             Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 3.1% (2.1% OF TOTAL INVESTMENTS)

                Essex County Improvement Authority, New Jersey, Guaranteed
                Revenue Bonds, Project Consolidation, Series 2004:
$       2,000    5.125%, 10/01/21 - MBIA Insured                                     10/14 at 100.00         Aaa     $    2,123,340
        2,250    5.125%, 10/01/22 - MBIA Insured                                     10/14 at 100.00         Aaa          2,385,338

        1,560   Mount Olive Township Board of Education, Morris County,               1/15 at 100.00         Aaa          1,640,371
                 New Jersey, General Obligation Bonds, Series 2004,
                 5.000%, 1/15/22 - MBIA Insured

                New Jersey Economic Development Authority, Revenue Bonds,
                Motor Vehicle Surcharge, Series 2004A:
        1,475    5.000%, 7/01/22 - MBIA Insured                                       7/14 at 100.00         AAA          1,548,411
        1,475    5.000%, 7/01/23 - MBIA Insured                                       7/14 at 100.00         AAA          1,545,151

        3,075   New Jersey Transit Corporation, Certificates of Participation           No Opt. Call         AAA          3,414,849
                 Refunding, Series 2003, 5.500%, 10/01/15 - FSA Insured

        3,315   New Jersey Turnpike Authority, Revenue Bonds,                         1/15 at 100.00         AAA          3,477,534
                 Series 2005A, 5.000%, 1/01/25 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEW MEXICO - 0.9% (0.6% OF TOTAL INVESTMENTS)

        2,000   New Mexico Finance Authority, Public Project Revolving                6/15 at 100.00         Aaa          2,084,440
                 Fund Revenue Bonds, Series 2005E, 5.000%, 6/15/25 -
                 MBIA Insured

                New Mexico Finance Authority, Public Project Revolving Fund
                Revenue Bonds, Series 2004C:
        1,415    5.000%, 6/01/22 - AMBAC Insured                                      6/14 at 100.00         AAA          1,480,755
        1,050    5.000%, 6/01/24 - AMBAC Insured                                      6/14 at 100.00         AAA          1,094,216


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 11.7% (7.8% OF TOTAL INVESTMENTS)

        1,755   Nassau County, New York, General Obligation Improvement               3/10 at 100.00         AAA          1,930,044
                 Bonds, Series 2000E, 6.000%, 3/01/16 (Pre-refunded to
                 3/01/10) - FSA Insured

        7,500   Nassau Health Care Corporation, New York, County Guaranteed           8/09 at 102.00         AAA          8,276,775
                 Revenue Bonds, Series 1999, 5.750%, 8/01/29 (Pre-refunded
                 to 8/01/09) - FSA Insured

        5,000   New York City, New York, General Obligation Bonds, Fiscal            11/14 at 100.00         AAA          5,226,650
                 Series 2004E, 5.000%, 11/01/21 - FSA Insured

        1,250   New York City Municipal Water Finance Authority, New York,            6/15 at 100.00         AAA          1,301,788
                 Water and Sewerage System Revenue  Bonds, Fiscal
                 Series 2005C, 5.000%, 6/15/25 - MBIA Insured

        1,785   Dormitory Authority of the State of New York, Revenue Bonds,          2/15 at 100.00         AAA          1,856,846
                 Mental Health Services Facilities Improvements,
                 Series 2005A, 5.000%, 2/15/24 - AMBAC Insured

        1,230   Dormitory Authority of the State of New York, Revenue Bonds,          2/15 at 100.00         AAA          1,279,508
                 Mental Health Services Facilities Improvements,
                 Series 2005D, 5.000%, 8/15/24 - FGIC Insured

        1,120   Dormitory Authority of the State of New York, FHA-Insured             2/15 at 100.00         AAA          1,167,510
                 Mortgage Revenue Bonds, Montefiore Hospital, Series 2004,
                 5.000%, 8/01/23 - FGIC Insured

                Dormitory Authority of the State of New York, Insured Revenue
                Bonds, New Island Hospital, Series 1999B:
        3,400    5.750%, 7/01/19 - MBIA Insured                                       7/09 at 101.00         AAA          3,664,656
        5,750    6.000%, 7/01/24 - MBIA Insured                                       7/09 at 101.00         AAA          6,282,623

        9,095   New York State Housing Finance Agency, Mortgage Revenue               5/06 at 102.00         AAA          9,411,597
                 Refunding Bonds, Housing Project, Series 1996A,
                 6.125%, 11/01/20 - FSA Insured

                New York State Thruway Authority, General Revenue Bonds,
                Series 2005G:
        3,770    5.000%, 1/01/25 - FSA Insured                                        7/15 at 100.00         AAA          3,935,767
        5,980    5.000%, 1/01/26 - FSA Insured                                        7/15 at 100.00         AAA          6,247,725

        5,000   New York State Thruway Authority, Highway and Bridge Trust           10/15 at 100.00         AAA          5,273,800
                 Fund Bonds, Second Generation, Series 2005B,
                 5.000%, 4/01/21 - AMBAC Insured

                New York City Sales Tax Asset Receivable Corporation, New York,
                Dedicated Revenue Bonds, Local Government Assistance
                Corporation, Series 2004A:
        3,225    5.000%, 10/15/24 - MBIA Insured                                     10/14 at 100.00         AAA          3,377,833
        1,665    5.000%, 10/15/25 - MBIA Insured                                     10/14 at 100.00         AAA          1,741,390


                                       50

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 1.7% (1.2% OF TOTAL INVESTMENTS)

$       1,250   Appalachian State University, North Carolina, Revenue Bonds,          7/15 at 100.00         Aaa     $    1,295,150
                 Series 2005, 5.000%, 7/15/30 - MBIA Insured

                Mooresville, North Carolina, Enterprise System Revenue Bonds,
                Series 2004:
        2,225    5.000%, 5/01/23 - FGIC Insured                                       5/14 at 100.00         AAA          2,324,435
        2,335    5.000%, 5/01/24 - FGIC Insured                                       5/14 at 100.00         AAA          2,434,308

        2,900   Raleigh Durham Airport Authority, North Carolina, Airport             5/15 at 100.00         Aaa          3,046,566
                 Revenue Bonds, Series 2005A, 5.000%, 5/01/21 -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                NORTH DAKOTA - 3.8% (2.6% OF TOTAL INVESTMENTS)

       10,715   Fargo, North Dakota, Health System Revenue Bonds, MeritCare           6/10 at 101.00         AAA         11,551,842
                 Obligated Group, Series 2000A, 5.600%, 6/01/21 - FSA Insured

        8,000   North Dakota, Student Loan Trust Revenue Bonds, Series 2000B,        12/10 at 100.00         AAA          8,353,280
                 5.850%, 12/01/25 (Alternative Minimum Tax) - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 0.5% (0.4% OF TOTAL INVESTMENTS)

        1,930   Marysville Exempted Village School District, Ohio, Certificates       6/15 at 100.00         AAA          2,070,350
                 of Participation, School Facilities Project, Series 2005,
                 5.250%, 12/01/22 - MBIA Insured

          700   Shaker Heights, Ohio, General Obligation Bonds, Series 2003,         12/13 at 100.00         AAA            746,305
                 5.250%, 12/01/26 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 1.1% (0.7% OF TOTAL INVESTMENTS)

                Oklahoma City Airport Trust, Oklahoma, Junior Lien Tax Exempt
                Bonds, Twenty Seventh Series 2000A:
        1,320    5.125%, 7/01/20 - FSA Insured                                        7/10 at 100.00         AAA          1,362,029
        4,040    5.250%, 7/01/21 - FSA Insured                                        7/10 at 100.00         AAA          4,255,453


------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 3.6% (2.4% OF TOTAL INVESTMENTS)

        2,110   Oregon Department of Administrative Services, Certificates of         5/15 at 100.00         AAA          2,173,553
                 Participation, Series 2005A, 5.000%, 5/01/30 - FSA Insured

                Portland, Oregon, Airport Way Urban Renewal and Redevelopment
                Bonds, Series 2000A:
        4,405    5.700%, 6/15/17 (Pre-refunded to 6/15/10) - AMBAC Insured            6/10 at 101.00         Aaa          4,858,363
        3,665    5.750%, 6/15/18 (Pre-refunded to 6/15/10) - AMBAC Insured            6/10 at 101.00         Aaa          4,049,972
        4,265    5.750%, 6/15/19 (Pre-refunded to 6/15/10) - AMBAC Insured            6/10 at 101.00         Aaa          4,712,996
        1,375    5.750%, 6/15/20 (Pre-refunded to 6/15/10) - AMBAC Insured            6/10 at 101.00         Aaa          1,519,430

        1,520   Portland Housing Authority, Oregon, Multifamily Housing Revenue       7/10 at 100.00         Aaa          1,574,462
                 Bonds, Lovejoy Station Apartments, Series 2000,
                 6.000%, 7/01/33 (Alternative Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 12.1% (8.1% OF TOTAL INVESTMENTS)

       12,620   Allegheny County Hospital Development Authority, Pennsylvania,       11/10 at 102.00         AAA         14,268,929
                 Insured Revenue Bonds, West Penn Allegheny Health System,
                 Series 2000A, 6.500%, 11/15/30 - MBIA Insured

        2,000   Allegheny County Sanitary Authority, Pennsylvania, Sewerage          12/15 at 100.00         AAA          2,092,660
                 Revenue Bonds, Series 2005A, 5.000%, 12/01/23 -
                 MBIA Insured

        9,485   Berks County Municipal Authority, Pennsylvania, Hospital             11/09 at 102.00         AAA         10,561,263
                 Revenue Bonds, Reading Hospital and Medical Center,
                 Series 1999, 6.000%, 11/01/19 (Pre-refunded to 11/01/09) -
                 FSA Insured

        5,780   Pennsylvania Higher Educational Facilities Authority, Revenue         5/15 at 100.00         AAA          6,003,686
                 Bonds, Drexel University, Series 2005A, 5.000%, 5/01/28 -
                 MBIA Insured

                Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General
                Ordinance, Fifth Series 2004A-1:
        5,235    5.000%, 9/01/24 - FSA Insured                                        9/14 at 100.00         AAA          5,398,698
        3,000    5.000%, 9/01/25 - FSA Insured                                        9/14 at 100.00         AAA          3,089,400

                Philadelphia, Pennsylvania, Water and Wastewater Revenue
                Bonds, Series 1997A:
        2,360    5.125%, 8/01/27 - AMBAC Insured                                      8/07 at 102.00         AAA          2,446,824
       10,370    5.125%, 8/01/27 - AMBAC Insured                                      8/07 at 102.00         AAA         10,808,444

        2,500   Seneca Valley School District, Butler County, Pennsylvania,           7/14 at 100.00         Aaa          2,639,975
                 General Obligation Bonds, Series 2004, 5.125%, 1/01/23 -
                 FGIC Insured


                                       51

                        Nuveen Insured Premium Income Municipal Fund 2 (NPX) (continued)
                             Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA (continued)

$       1,705   Solebury Township, Pennsylvania, General Obligation Bonds,            6/15 at 100.00         Aaa     $    1,779,696
                 Series 2005, 5.000%, 12/15/25 - AMBAC Insured

        3,650   State Public School Building Authority, Pennsylvania, Lease           6/13 at 100.00         AAA          3,750,667
                 Revenue Bonds, Philadelphia School District, Series 2003,
                 5.000%, 6/01/29 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                PUERTO RICO - 0.5% (0.2% OF TOTAL INVESTMENTS)

        2,500   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/15 at 100.00         AAA          2,652,325
                 Series 2005RR, 5.000%, 7/01/22 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 1.0% (0.7% OF TOTAL INVESTMENTS)

        5,000   South Carolina Public Service Authority, Revenue Bonds,               1/14 at 100.00         AAA          5,243,850
                 Santee Cooper Electric System, Series 2004A,
                 5.000%, 1/01/20 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 14.9% (10.0% OF TOTAL INVESTMENTS)

                Brazos River Authority, Texas, Revenue Refunding Bonds,
                Houston Industries Inc., Series 1998C:
       10,000    5.125%, 5/01/19 - AMBAC Insured                                      5/08 at 102.00         AAA         10,430,400
        9,000    5.125%, 11/01/20 (Optional put 11/01/08) - AMBAC Insured            11/08 at 102.00         AAA          9,425,610

                Corpus Christi, Texas, Utility System Revenue Bonds, Series 2004:
        3,475    5.000%, 7/15/22 - FSA Insured                                        7/14 at 100.00         AAA          3,617,823
        3,645    5.000%, 7/15/23 - FSA Insured                                        7/14 at 100.00         AAA          3,786,827

       12,500   Dallas-Ft. Worth International Airport, Texas, Joint Revenue         11/09 at 100.00         AAA         13,078,125
                 Refunding and Improvement Bonds, Series 2001A,
                 5.500%, 11/01/35 (Alternative Minimum Tax) - FGIC Insured

        4,485   Lower Colorado River Authority, Texas, Contract Revenue               5/12 at 100.00         AAA          4,670,006
                 Refunding Bonds, Transmission Services Corporation,
                 Series 2003B, 5.000%, 5/15/21 - FSA Insured

       10,000   Lower Colorado River Authority, Texas, Contract Revenue               5/13 at 100.00         AAA         10,223,400
                 Refunding Bonds, Transmission Services Corporation,
                 Series 2003C, 5.000%, 5/15/33 - AMBAC Insured

        4,151   Panhandle Regional Housing Finance Corporation, Texas,                7/12 at 105.00         Aaa          4,477,310
                 GNMA Collateralized Multifamily Housing Mortgage
                 Revenue Bonds, Renaissance of Amarillo Apartments,
                 Series 2001A, 6.650%, 7/20/42

                Tarrant County Health Facilities Development Corporation,
                Texas, Hospital Revenue Bonds, Cook Children's Healthcare
                System, Series 2000A:
        6,725    5.750%, 12/01/17 - FSA Insured                                      12/10 at 101.00         AAA          7,350,291
        7,500    5.750%, 12/01/24 - FSA Insured                                      12/10 at 101.00         AAA          8,203,575

        2,300   Texas State University System, Financing Revenue Refunding            3/12 at 100.00         AAA          2,403,799
                 Bonds, Series 2002, 5.000%, 3/15/18 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 3.3% (2.2% OF TOTAL INVESTMENTS)

        8,600   Intermountain Power Agency, Utah, Power Supply Revenue                7/13 at 100.00         AAA          9,082,288
                 Refunding Bonds, Series 2003A, 5.000%, 7/01/18 - FSA Insured

        2,385   Mountain Regional Water Special Service District, Utah, Water        12/13 at 100.00         AAA          2,449,729
                 Revenue Bonds, Series 2003, 5.000%, 12/15/33 - MBIA Insured

        5,525   Utah Transit Authority, Sales Tax Revenue Bonds, Series 2002A,       12/12 at 100.00         AAA          5,735,779
                 5.000%, 6/15/24 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                VERMONT - 0.3% (0.2% OF TOTAL INVESTMENTS)

        1,320   Vermont Educational and Health Buildings Financing Agency,           12/10 at 101.00         AAA          1,459,564
                 Revenue Bonds, Fletcher Allen Health Care Inc.,
                 Series 2000A, 6.000%, 12/01/23 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 0.8% (0.5% OF TOTAL INVESTMENTS)

                Loudoun County Industrial Development Authority, Virginia, Lease
                Revenue Bonds, Public Safety Facilities, Series 2003A:
        1,150    5.250%, 12/15/22 - FSA Insured                                       6/14 at 100.00         AAA          1,230,098
          500    5.250%, 12/15/23 - FSA Insured                                       6/14 at 100.00         AAA            534,450

        2,250   Virginia Housing Development Authority, Multifamily Housing           1/08 at 102.00         AAA          2,345,423
                 Bonds, Series 1997B, 6.050%, 5/01/17 (Alternative
                 Minimum Tax) - MBIA Insured


                                       52

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 8.5% (5.7% OF TOTAL INVESTMENTS)

$      10,000   Chelan County Public Utility District 1, Washington, Hydro            7/11 at 101.00         AAA     $   10,605,400
                 Consolidated System Revenue Bonds, Series 2001B,
                 5.600%, 1/01/36 (Alternative Minimum Tax) - MBIA Insured

        1,370   Clark County School District 101, La Center, Washington,             12/12 at 100.00         Aaa          1,426,280
                 General Obligation Bonds, Series 2002, 5.000%, 12/01/22 -
                 FSA Insured

        5,230   Douglas County Public Utility District 1, Washington,                 9/09 at 102.00         AAA          5,733,440
                 Revenue Bonds, Wells Hydroelectric, Series 1999A,
                 6.125%, 9/01/29 (Alternative Minimum Tax) - MBIA Insured

        5,000   Seattle, Washington, Municipal Light and Power Revenue                8/14 at 100.00         AAA          5,195,350
                 Bonds, Series 2004, 5.000%, 8/01/23 - FSA Insured

                Tacoma, Washington, General Obligation Bonds, Series 2004:
        1,545    5.000%, 12/01/19 - MBIA Insured                                     12/14 at 100.00         AAA          1,622,590
        1,620    5.000%, 12/01/20 - MBIA Insured                                     12/14 at 100.00         AAA          1,696,399
        1,695    5.000%, 12/01/21 - MBIA Insured                                     12/14 at 100.00         AAA          1,772,343

       10,855   Washington, General Obligation Bonds, Series 2000S-5,                   No Opt. Call         AAA          5,582,180
                 0.000%, 1/01/20 - FGIC Insured

        6,200   Washington, General Obligation Various Purpose Bonds,                 7/12 at 100.00         AAA          6,482,906
                 Series 2003A, 5.000%, 7/01/20 - FGIC Insured

        3,950   Washington State Healthcare Facilities Authority, Revenue            11/08 at 101.00         Aaa          4,091,170
                 Bonds, Swedish Health Services, Series 1998,
                 5.125%, 11/15/22 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 1.6% (1.0% OF TOTAL INVESTMENTS)

        8,000   Pleasants County, West Virginia, Pollution Control Revenue           11/05 at 102.00         AAA          8,146,560
                 Bonds, Monongahela Power Company Pleasants Station
                 Project, Series 1995C, 6.150%, 5/01/15 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 6.6% (4.4% OF TOTAL INVESTMENTS)

        1,000   Green Bay, Wisconsin, Water System Revenue Bonds,                    11/14 at 100.00         Aaa          1,048,360
                 Series 2004, 5.000%, 11/01/21 - FSA Insured

        7,000   La Crosse, Wisconsin, Resource Recovery Revenue Refunding               No Opt. Call         AAA          8,149,120
                 Bonds, Northern States Power Company Project, Series 1996,
                 6.000%, 11/01/21 (Alternative Minimum Tax) - MBIA Insured

       12,750   Milwaukee County, Wisconsin, Airport Revenue Bonds,                  12/10 at 100.00         Aaa         13,636,630
                 Series 2000A, 5.750%, 12/01/25 (Alternative Minimum
                 Tax) - FGIC Insured

        6,250   Wisconsin Health and Educational Facilities Authority, Revenue        8/06 at 102.00         AAA          6,491,000
                 Bonds, Sinai Samaritan Medical Center Inc., Series 1996,
                 5.750%, 8/15/16 - MBIA Insured

        5,000   Wisconsin Health and Educational Facilities Authority, Revenue        2/06 at 102.00         AAA          5,112,100
                 Bonds, Mercy Health System Corporation, Series 1995,
                 6.125%, 8/15/13 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
$     775,706   Total Long-Term Investments (cost $751,836,352) - 149.7%                                                779,176,291
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.0%                                                                     10,231,227
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.7)%                                                       (268,900,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  520,507,518
                ====================================================================================================================

                    All of the bonds in the Portfolio of Investments are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemeption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                                 See accompanying notes to financial statements.

                        Nuveen Insured Dividend Advantage Municipal Fund (NVG)
                        Portfolio of
                                INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 4.3% (2.9% OF TOTAL INVESTMENTS)

$       5,310   Athens, Alabama, Water and Sewerage Revenue Warrants,                 5/12 at 101.00         AAA     $    5,587,872
                 Series 2002, 5.300%, 5/01/32 - MBIA Insured

        3,045   Hoover, Alabama, General Obligation Bonds, Series 2003,               3/12 at 101.00         AAA          3,191,921
                 5.000%, 3/01/20 - MBIA Insured

       10,000   Jefferson County, Alabama, Sewer Revenue Capital                      2/09 at 101.00         AAA         10,710,400
                 Improvement Warrants, Series 1999A, 5.375%, 2/01/36
                 (Pre-refunded to 2/01/09) - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 3.5% (2.3% OF TOTAL INVESTMENTS)

       15,000   Alaska, International Airport System Revenue Bonds,                  10/12 at 100.00         AAA         15,739,050
                 Series 2002B, 5.250%, 10/01/27 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 1.1% (0.8% OF TOTAL INVESTMENTS)

        5,000   Phoenix, Arizona, Civic Improvement Corporation, Senior Lien          7/12 at 100.00         AAA          5,142,550
                 Airport Revenue Bonds, Series 2002B, 5.250%, 7/01/32
                 (Alternative Minimum Tax) - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 11.5% (7.7% OF TOTAL INVESTMENTS)

                California Educational Facilities Authority, Revenue Bonds,
                Occidental College, Series 2005A:
        1,485    5.000%, 10/01/26 - MBIA Insured                                     10/15 at 100.00         Aaa          1,550,459
        1,565    5.000%, 10/01/27 - MBIA Insured                                     10/15 at 100.00         Aaa          1,630,167

        8,890   California, General Obligation Veterans Welfare Bonds,               12/08 at 101.00         AA-          9,158,300
                 Series 1997BH, 5.400%, 12/01/14 (Alternative Minimum Tax)

        3,200   California, Various Purpose General Obligation Bonds,                 9/10 at 100.00         AAA          3,422,624
                 Series 2000, 5.250%, 9/01/17 - MBIA Insured

       10,000   California, General Obligation Refunding Bonds, Series 2002,            No Opt. Call         AAA         10,337,900
                 5.000%, 2/01/23 - MBIA Insured

        3,000   California, General Obligation Veterans Welfare Bonds,                6/07 at 101.00         AAA          3,037,320
                 Series 2001BZ, 5.375%, 12/01/24 (Alternative Minimum
                 Tax) - MBIA Insured

        7,935   Los Angeles, California, Certificates of Participation,               4/12 at 100.00         AAA          8,302,152
                 Series 2002, 5.300%, 4/01/32 - AMBAC Insured

        1,000   Los Angeles Convention and Exhibition Center Authority,              12/05 at 100.00         AAA          1,005,040
                 California, Certificates of Participation, Series 1985,
                 9.000%, 12/01/20 (Pre-refunded to 12/01/05)

        3,425   Los Angeles Unified School District, California, General              7/15 at 100.00         AAA          3,575,597
                 Obligation Bonds, Series 2005A-1, 5.000%, 7/01/25 -
                 FGIC Insured

        7,500   Northern California Power Agency, Revenue Refunding Bonds,            7/08 at 101.00         AAA          7,862,925
                 Hydroelectric Project 1, Series 1998A, 5.200%, 7/01/32 -
                 MBIA Insured

        2,320   Sacramento Municipal Utility District, California, Electric           8/11 at 100.00         AAA          2,503,837
                 Revenue Bonds, Series 2001P, 5.250%, 8/15/18 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 0.9% (0.6% OF TOTAL INVESTMENTS)

        1,580   Gunnison Watershed School District RE1J, Gunnison and                   No Opt. Call         Aaa          1,704,141
                 Saguache Counties, Colorado, General Obligation Bonds,
                 Series 2004, 5.000%, 12/01/15 - FSA Insured

                Sand Creek Metropolitan District, Colorado, General Obligation
                Bonds, Series 2004:
        1,095    5.000%, 12/01/13 - XLCA Insured                                        No Opt. Call         AAA          1,166,843
        1,170    5.000%, 12/01/14 - XLCA Insured                                     12/13 at 100.00         AAA          1,240,797


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 16.2% (10.9% OF TOTAL INVESTMENTS)

                Florida Municipal Loan Council, Revenue Bonds, Series 2003B:
        2,305    5.250%, 12/01/17 - MBIA Insured                                     12/13 at 100.00         AAA          2,482,439
        1,480    5.250%, 12/01/18 - MBIA Insured                                     12/13 at 100.00         AAA          1,591,829

       11,600   Greater Orlando Aviation Authority, Florida, Airport Facilities      10/12 at 100.00         AAA         11,938,836
                 Revenue Bonds, Series 2002B, 5.125%, 10/01/21 (Alternative
                 Minimum Tax) - FSA Insured

        6,000   JEA, Florida, Water and Sewerage System Revenue Bonds,                4/07 at 100.00         AAA          6,161,580
                 Series 2002A, 5.500%, 10/01/41 -  MBIA Insured


                                       54

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA (continued)

$       8,155   Lee County, Florida, Solid Waste System Revenue Refunding            10/11 at 100.00         Aaa     $    8,700,733
                 Bonds, Series 2001, 5.625%, 10/01/13 (Alternative
                 Minimum Tax) - MBIA Insured

       15,000   Miami-Dade County School Board, Florida, Certificates of                No Opt. Call         AAA         15,653,550
                 Participation, Series 2003A, 5.000%, 8/01/27 (Mandatory
                 put 8/01/08) - MBIA Insured

                Miami-Dade County, Florida, Aviation Revenue Bonds, Miami
                International Airport, Series 2002:
        7,165    5.625%, 10/01/15 (Alternative Minimum Tax) - FGIC Insured           10/12 at 100.00         AAA          7,725,733
        5,600    5.750%, 10/01/16 (Alternative Minimum Tax) - FGIC Insured           10/12 at 100.00         AAA          6,093,360
       10,000    5.125%, 10/01/21 (Alternative Minimum Tax) - FGIC Insured           10/12 at 100.00         AAA         10,304,000
        2,000    5.250%, 10/01/22 (Alternative Minimum Tax) - FGIC Insured           10/12 at 100.00         AAA          2,076,800

        1,000   Orange County, Florida, Sales Tax Revenue Bonds,                      1/13 at 100.00         AAA          1,036,230
                 Series 2002B, 5.000%, 1/01/25 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 0.6% (0.3% OF TOTAL INVESTMENTS)

        1,000   Atlanta, Georgia, Water and Wastewater Revenue Bonds,                11/14 at 100.00         AAA          1,045,330
                 Series 2004, 5.000%, 11/01/22 - FSA Insured

        1,695   Georgia Housing and Finance Authority, Single Family Mortgage        12/11 at 100.00         AAA          1,743,833
                 Bonds, Series 2002B-2, 5.500%, 6/01/32 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 14.1% (9.4% OF TOTAL INVESTMENTS)

       10,000   Bolingbrook, Illinois, General Obligation Bonds, Series 2002A,        1/12 at 100.00         AAA         10,574,100
                 5.375%, 1/01/38 - FGIC Insured

                Chicago, Illinois, General Obligation Bonds, Series 2001A:
           50    5.500%, 1/01/38 (Pre-refunded to 1/01/11) - MBIA Insured             1/11 at 101.00         AAA             54,918
        4,950    5.500%, 1/01/38 - MBIA Insured                                       1/11 at 101.00         AAA          5,327,537

                Chicago, Illinois, Second Lien Passenger Facility Charge
                Revenue Bonds, O'Hare International Airport, Series 2001C:
        4,250    5.500%, 1/01/16 (Alternative Minimum Tax) - AMBAC Insured            1/11 at 101.00         AAA          4,516,475
        4,485    5.500%, 1/01/17 (Alternative Minimum Tax) - AMBAC Insured            1/11 at 101.00         AAA          4,758,899
        4,730    5.500%, 1/01/18 (Alternative Minimum Tax) - AMBAC Insured            1/11 at 101.00         AAA          5,001,975
        2,930    5.500%, 1/01/19 (Alternative Minimum Tax) - AMBAC Insured            1/11 at 101.00         AAA          3,088,308

        3,000   Chicago, Illinois, Third Lien General Airport Revenue Refunding       1/12 at 100.00         AAA          3,230,730
                 Bonds, O'Hare International Airport, Series 2002A,
                 5.750%, 1/01/17 (Alternative Minimum Tax) - MBIA Insured

       12,765   Chicago, Illinois, Revenue Bonds, Skyway Toll Bridge,                 1/07 at 102.00         AAA         13,365,849
                 Series 1996, 5.500%, 1/01/23 (Pre-refunded to 1/01/07) -
                 MBIA Insured

        4,000   Cicero, Cook County, Illinois, General Obligation Corporate          12/12 at 101.00         AAA          4,186,560
                 Purpose Bonds, Series 2002, 5.000%, 12/01/21 - MBIA Insured

        1,500   DuPage County Community School District 200, Wheaton,                10/13 at 100.00         Aaa          1,604,775
                 Illinois, General Obligation Bonds, Series 2003C,
                 5.250%, 10/01/22 - FSA Insured

        5,000   Illinois, General Obligation Bonds, Illinois FIRST Program,           4/12 at 100.00         AAA          5,343,750
                 Series 2002, 5.250%, 4/01/23 -  FSA Insured

        2,700   University of Illinois, Certificates of Participation, Utility        8/11 at 100.00         AAA          2,892,888
                 Infrastructure Projects, Series 2001A, 5.000%, 8/15/20
                 (Pre-refunded to 8/15/11) - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 17.0% (11.4% OF TOTAL INVESTMENTS)

        3,380   Evansville, Indiana, Sewerage Works Revenue Refunding Bonds,          7/13 at 100.00         AAA          3,539,671
                 Series 2003A, 5.000%, 7/01/20 - AMBAC Insured

                Indiana Bond Bank, Special Program Bonds, Hendricks County
                Redevelopment District, Series 2002D:
        2,500    5.375%, 4/01/23 - AMBAC Insured                                      4/12 at 100.00         AAA          2,671,750
        7,075    5.250%, 4/01/26 - AMBAC Insured                                      4/12 at 100.00         AAA          7,522,777
        7,000    5.250%, 4/01/30 - AMBAC Insured                                      4/12 at 100.00         AAA          7,364,770

       10,000   Indiana Health Facility Financing Authority, Hospital Revenue         7/12 at 100.00         AAA         10,360,200
                 Bonds, Marion General Hospital, Series 2002,
                 5.250%, 7/01/32 - AMBAC Insured

       25,000   Indianapolis Local Public Improvement Bond Bank, Indiana,             7/12 at 100.00         AAA         26,189,750
                 Waterworks Project, Series 2002A, 5.250%, 7/01/33 -
                 MBIA Insured

                New Albany-Floyd County School Building Corporation, Indiana,
                First Mortgage Bonds, Series 2002:
        2,500    5.750%, 7/15/17 (Pre-refunded to 7/15/12) - FGIC Insured             7/12 at 100.00         AAA          2,795,900
        3,810    5.750%, 7/15/20 (Pre-refunded to 7/15/12) - FGIC Insured             7/12 at 100.00         AAA          4,260,952


                                       55

                        Nuveen Insured Dividend Advantage Municipal Fund (NVG) (continued)
                             Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                INDIANA (continued)

                Northern Wells Community School Building Corporation, Wells
                County, Indiana, First Mortgage Bonds, Series 2001:
$         420    5.250%, 1/15/19 - FGIC Insured                                       7/12 at 100.00         AAA     $      444,835
          430    5.250%, 7/15/19 - FGIC Insured                                       7/12 at 100.00         AAA            456,097
        1,675    5.400%, 7/15/23 - FGIC Insured                                       7/12 at 100.00         AAA          1,796,856

        6,960   Valparaiso Middle School Building Corporation, Indiana,               1/13 at 100.00         AAA          7,206,314
                 First Mortgage Refunding Bonds, Series 2002,
                 5.000%, 7/15/24 - MBIA Insured

        2,490   Whitley County Middle School Building Corporation, Columbia           7/13 at 100.00         AAA          2,621,497
                 City, Indiana, First Mortgage Bonds, Series 2003,
                 5.000%, 1/15/18 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 0.7% (0.5% OF TOTAL INVESTMENTS)

        3,085   New Orleans, Louisiana, General Obligation Refunding Bonds,           9/12 at 100.00         AAA          3,187,607
                 Series 2002, 5.125%, 9/01/21 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 3.5% (2.4% OF TOTAL INVESTMENTS)

        5,000   Massachusetts, General Obligation Bonds, Consolidated Loan,           8/14 at 100.00         AAA          5,352,450
                 Series 2004B, 5.000%, 8/01/22 (Pre-refunded to 8/01/14) -
                 AMBAC Insured

       10,000   Massachusetts, Special Obligation Refunding Notes, Federal              No Opt. Call         Aaa         10,692,900
                 Highway Grant Anticipation Note Program, Series 2003A,
                 5.000%, 12/15/13 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 1.5% (1.0% OF TOTAL INVESTMENTS)

        6,200   Detroit, Michigan, Sewerage Disposal System Revenue Bonds,            1/10 at 101.00         AAA          6,801,214
                 Series 1999A, 5.750%, 7/01/26 (Pre-refunded to
                 1/01/10) - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 2.5% (1.6% OF TOTAL INVESTMENTS)

        1,600   St. Louis County Pattonville School District R3, Missouri,            3/14 at 100.00         AAA          1,721,088
                 General Obligation Bonds, Series 2004, 5.250%, 3/01/19 -
                 FSA Insured

        8,735   St. Louis, Missouri, Airport Revenue Bonds, Airport                   7/11 at 100.00         AAA          9,460,442
                 Development Program, Series 2001A, 5.250%, 7/01/31
                 (Pre-refunded to 7/01/11) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 0.5% (0.3% OF TOTAL INVESTMENTS)

                Municipal Energy Agency of Nebraska, Power Supply System
                Revenue Bonds, Series 2003A:
        1,000    5.250%, 4/01/20 - FSA Insured                                        4/13 at 100.00         AAA          1,072,210
        1,000    5.250%, 4/01/21 - FSA Insured                                        4/13 at 100.00         AAA          1,072,210


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 4.3% (2.9% OF TOTAL INVESTMENTS)

        9,810   Clark County School District, Nevada, General Obligation              6/12 at 100.00         AAA         10,255,080
                 Bonds, Series 2002C, 5.000%, 6/15/21 - MBIA Insured

        8,750   Truckee Meadows Water Authority, Nevada, Water Revenue                7/11 at 100.00         AAA          9,158,188
                 Bonds, Series 2001A, 5.250%, 7/01/34 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 0.6% (0.4% OF TOTAL INVESTMENTS)

        2,345   Bernards Township School District, Somerset County,                   1/14 at 100.00         AAA          2,509,408
                 New Jersey, General Obligation Bonds, Series 2004,
                 5.000%, 1/01/15 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 2.9% (1.9% OF TOTAL INVESTMENTS)

       10,000   Metropolitan Transportation Authority, New York,                     11/12 at 100.00         AAA         10,295,600
                 Transportation Revenue Refunding Bonds, Series 2002A,
                 5.000%, 11/15/30 - FSA Insured

        1,500   Metropolitan Transportation Authority, New York,                     11/15 at 100.00         AAA          1,559,400
                 Transportation Revenue Bonds, Series 2005B,
                 5.000%, 11/15/30 - AMBAC Insured

        1,120   Dormitory Authority of the State of New York, FHA-Insured             2/15 at 100.00         AAA          1,167,510
                 Mortgage Revenue Bonds, Montefiore Hospital,
                 Series 2004, 5.000%, 8/01/23 - FGIC Insured


                                       56

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 0.6% (0.4% OF TOTAL INVESTMENTS)

$       2,435   North Carolina Medical Care Commission, FHA-Insured                  10/13 at 100.00         AAA     $    2,642,998
                 Mortgage Revenue Bonds, Betsy Johnson Regional
                 Hospital Project, Series 2003, 5.375%, 10/01/24 -
                 FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 3.4% (2.3% OF TOTAL INVESTMENTS)

        4,725   Clackamas County School District 62, Oregon City, Oregon,             6/14 at 100.00         AAA          5,065,436
                 General Obligation Bonds, Series 2004, 5.000%, 6/15/15 -
                 FSA Insured

                Oregon, General Obligation Veterans Welfare Bonds, Series 82:
        5,900    5.375%, 12/01/31                                                    12/11 at 100.00         AA-          6,025,434
        2,750    5.500%, 12/01/42                                                    12/11 at 100.00         AA-          2,808,355

        1,615   Oregon Department of Administrative Services, State Lottery           4/14 at 100.00         AAA          1,716,939
                 Revenue Bonds, Series 2004A, 5.000%, 4/01/17 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 5.0% (3.3% OF TOTAL INVESTMENTS)

        4,500   Allegheny County, Pennsylvania, Airport Revenue Refunding               No Opt. Call         AAA          4,839,570
                 Bonds, Pittsburgh International Airport, Series 1997A,
                 5.750%, 1/01/13 (Alternative Minimum Tax) - MBIA Insured

        5,000   Pennsylvania Higher Educational Facilities Authority, Revenue         7/08 at 100.00         AAA          5,291,950
                 Bonds, University of Pennsylvania, Series 1998,
                 5.500%, 7/15/38 (Pre-refunded to 7/15/08) - MBIA Insured

        1,000   Pennsylvania Higher Educational Facilities Authority, Revenue        11/13 at 100.00          AA          1,054,730
                 Bonds, Lycoming College, Series 2003-AA2,
                 5.250%, 11/01/16 - RAAI Insured

                Philadelphia, Pennsylvania, General Obligation Bonds,
                Series 2003A:
        3,090    5.250%, 2/15/14 - XLCA Insured                                       2/13 at 100.00         AAA          3,317,795
        1,000    5.250%, 2/15/15 - XLCA Insured                                       2/13 at 100.00         AAA          1,067,870

                Philadelphia Municipal Authority, Pennsylvania, Lease Revenue
                Bonds, Series 2003B:
        3,540    5.250%, 11/15/16 - FSA Insured                                      11/13 at 100.00         AAA          3,770,171
        2,000    5.250%, 11/15/18 - FSA Insured                                      11/13 at 100.00         AAA          2,120,280

        1,000   State Public School Building Authority, Pennsylvania, Lease           6/13 at 100.00         AAA          1,039,600
                 Revenue Bonds, Philadelphia School District, Series 2003,
                 5.000%, 6/01/23 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 0.8% (0.5% OF TOTAL INVESTMENTS)

                Greenville, South Carolina, Tax Increment Revenue Improvement
                Bonds, Series 2003:
        1,000    5.500%, 4/01/17 - MBIA Insured                                       4/13 at 100.00         AAA          1,098,780
        2,300    5.000%, 4/01/21 - MBIA Insured                                       4/13 at 100.00         AAA          2,403,615


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 9.2% (6.2% OF TOTAL INVESTMENTS)

       10,000   Memphis-Shelby County Sports Authority, Tennessee, Revenue           11/12 at 100.00         AAA         10,390,000
                 Bonds, Memphis Arena, Series 2002A, 5.125%, 11/01/28 -
                 AMBAC Insured

       10,000   Memphis-Shelby County Sports Authority, Tennessee, Revenue           11/12 at 100.00         AAA         10,377,200
                 Bonds, Memphis Arena, Series 2002B, 5.125%, 11/01/29 -
                 AMBAC Insured

                Memphis, Tennessee, Sanitary Sewerage System Revenue
                Bonds, Series 2004:
        1,495    5.000%, 10/01/19 - FSA Insured                                      10/14 at 100.00         AAA          1,580,290
        1,455    5.000%, 10/01/20 - FSA Insured                                      10/14 at 100.00         AAA          1,533,585
        1,955    5.000%, 10/01/21 - FSA Insured                                      10/14 at 100.00         AAA          2,057,618

       15,195   Tennessee State School Bond Authority, Higher Educational             5/12 at 100.00         AAA         15,950,647
                 Facilities Second Program Bonds, Series 2002A,
                 5.250%, 5/01/32 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 27.4% (18.4% OF TOTAL INVESTMENTS)

        3,500   Dallas-Ft. Worth International Airport, Texas, Joint Revenue         11/11 at 100.00         AAA          3,799,985
                 Refunding and Improvement Bonds, Series 2001A,
                 5.750%, 11/01/13 (Alternative Minimum Tax) - FGIC Insured

       10,000   Gainesville Hospital District, Texas, Limited Tax General             8/11 at 100.00         AAA         10,381,000
                 Obligation Bonds, Series 2002, 5.375%, 8/15/32 -
                 MBIA Insured

        3,645   Galveston, Texas, General Obligation Refunding Bonds,                   No Opt. Call         AAA          3,851,198
                 Series 2001A, 5.250%, 5/01/21 - AMBAC Insured


                                       57

                        Nuveen Insured Dividend Advantage Municipal Fund (NVG) (continued)
                             Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

                Harris County Health Facilities Development Corporation, Texas,
                Thermal Utility Revenue Bonds, TECO Project, Series 2003:
$       2,240    5.000%, 11/15/16 - MBIA Insured                                     11/13 at 100.00         AAA     $    2,347,139
        2,355    5.000%, 11/15/17 - MBIA Insured                                     11/13 at 100.00         AAA          2,459,491

       13,000   Houston Area Water Corporation, Texas, Contract Revenue               3/12 at 100.00         AAA         13,363,220
                 Bonds, Northeast Water Purification Plant, Series 2002,
                 5.125%, 3/01/32 - FGIC Insured

        2,500   Houston Higher Education Finance Corporation, Texas, Revenue         11/09 at 101.00         AAA          2,646,650
                 Bonds, Rice University, Series 1999A, 5.375%, 11/15/29

        1,000   Houston, Texas, First Lien Combined Utility System Revenue            5/14 at 100.00         AAA          1,063,240
                 Bonds, Series 2004A, 5.250%, 5/15/24 - FGIC Insured

        4,345   San Antonio, Texas, Water System Senior Lien Revenue                  5/12 at 100.00         AAA          4,733,617
                 Refunding Bonds, Series 2002, 5.500%, 5/15/17 -
                 FSA Insured

        9,145   Texas, General Obligation Bonds, Veterans Housing Assistance          6/12 at 100.00         Aa1          9,486,840
                 Program Fund II, Series 2002A-1, 5.250%, 12/01/22
                 (Alternative Minimum Tax)

        6,110   Texas Department of Housing and Community Affairs,                    7/11 at 100.00         AAA          6,356,294
                 Residential Mortgage Revenue Bonds, Series 2001A,
                 5.350%, 7/01/33 (Alternative Minimum Tax)

                Texas Public Finance Authority, Revenue Bonds, Texas Southern
                University Financing System, Series 2002:
        3,520    5.125%, 11/01/20 - MBIA Insured                                      5/12 at 100.00         Aaa          3,726,730
        3,520    5.125%, 11/01/21 - MBIA Insured                                      5/12 at 100.00         Aaa          3,715,430

        8,635   Texas Department of Housing and Community Affairs, Single             3/12 at 100.00         AAA          8,875,744
                 Family Mortgage Bonds, Series 2002B, 5.550%, 9/01/33
                 (Alternative Minimum Tax) - MBIA Insured

                Texas Student Housing Authority, Revenue Bonds, Austin
                Project, Senior Series 2001A:
        9,400    5.375%, 1/01/23 - MBIA Insured                                       1/12 at 102.00         Aaa         10,017,204
       11,665    5.500%, 1/01/33 - MBIA Insured                                       1/12 at 102.00         Aaa         12,556,673

        5,000   Texas Water Development Board, Senior Lien State Revolving            1/10 at 100.00         AAA          5,286,000
                 Fund Revenue Bonds, Series 1999B, 5.250%, 7/15/17

                Williamson County, Texas, General Obligation Bonds,
                Series 2002:
        3,500    5.200%, 2/15/21 - FSA Insured                                        2/12 at 100.00         AAA          3,708,705
        3,000    5.250%, 2/15/22 - FSA Insured                                        2/12 at 100.00         AAA          3,193,110
        7,340    5.250%, 2/15/23 - FSA Insured                                        2/12 at 100.00         AAA          7,804,989
        5,000    5.250%, 2/15/25 - FSA Insured                                        2/12 at 100.00         AAA          5,312,200


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 14.1% (9.4% OF TOTAL INVESTMENTS)

        7,675   Energy Northwest, Washington, Electric Revenue Refunding              7/12 at 100.00         AAA          8,354,084
                 Bonds, Nuclear Project 1, Series 2002A, 5.500%, 7/01/15 -
                 MBIA Insured

        6,600   Energy Northwest, Washington, Electric Revenue Refunding              7/12 at 100.00         AAA          7,067,478
                 Bonds, Columbia Generating Station - Nuclear Project 2,
                 Series 2002B, 5.350%, 7/01/18 - FSA Insured

        2,200   King County School District 414, Lake Washington, Washington,        12/14 at 100.00         AAA          2,337,676
                 General Obligation Bonds, Series 2004, 5.000%, 12/01/16 -
                 FSA Insured

        2,500   Port of Seattle, Washington, Revenue Refunding Bonds,                11/12 at 100.00         AAA          2,722,650
                 Series 2002D, 5.750%, 11/01/15 (Alternative Minimum Tax) -
                 FGIC Insured

        2,200   Snohomish County School District 2, Everett, Washington,             12/13 at 100.00         AAA          2,330,328
                 General Obligation Bonds, Series 2003B, 5.000%, 6/01/17 -
                 FSA Insured

        3,255   Thurston and Pierce Counties School District, Washington,             6/13 at 100.00         Aaa          3,501,143
                 General Obligation Bonds, Yelm Community Schools,
                 Series 2003, 5.250%, 12/01/16 - FSA Insured

                Washington State Economic Development Finance Authority,
                Wastewater Revenue Bonds, LOTT Project, Series 2002:
        2,000    5.500%, 6/01/17 - AMBAC Insured                                      6/12 at 100.00         Aaa          2,182,340
        4,325    5.125%, 6/01/22 - AMBAC Insured                                      6/12 at 100.00         Aaa          4,550,073

       15,000   Washington State Healthcare Facilities Authority, Revenue             8/13 at 102.00         AAA         15,377,250
                 Bonds, Harrison Memorial Hospital, Series 1998,
                 5.000%, 8/15/28 - AMBAC Insured

       10,000   Washington State Healthcare Facilities Authority, Revenue            10/11 at 100.00         Aaa         10,206,600
                 Bonds, Children's Hospital and Regional Medical Center,
                 Series 2001, 5.125%, 10/01/31 - AMBAC Insured


                                       58

                        Nuveen Insured Dividend Advantage Municipal Fund (NVG) (continued)
                             Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON (continued)

$       5,170   Whitman County School District 267, Pullman, Washington,              6/12 at 100.00         Aaa     $    5,410,405
                 General Obligation Bonds, Series 2002, 5.000%, 12/01/20 -
                 FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 3.2% (2.2% OF TOTAL INVESTMENTS)

        1,890   Wisconsin Housing and Economic Development Authority,                 3/12 at 100.00          AA          1,939,480
                 Home Ownership Revenue Bonds, Series 2002E,
                 5.250%, 9/01/22 (Alternative Minimum Tax)

       11,950   Wisconsin, Transportation Revenue Refunding Bonds,                    7/12 at 100.00         AAA         12,706,192
                 Series 2002-1, 5.125%, 7/01/18 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
$     644,405   Total Long-Term Investments (cost $646,146,379) - 149.4%                                                678,431,609
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.9%                                                                      8,586,151
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.3)%                                                       (233,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  454,017,760
                ====================================================================================================================

                    At least 80% of the Fund's net assets (including net assets attributable to Preferred Shares) are invested in municipal securities that are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance which ensures the timely payment of principal and interest. Up to 20% of the Fund's net assets (including net assets attributable to Preferred Shares) may be invested in municipal securities that are (i) either backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities (also ensuring the timely payment of principal and interest), or (ii) rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or unrated but judged to be of comparable quality by the Adviser.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                                 See accompanying notes to financial statements.

                        Nuveen Insured Tax-Free Advantage Municipal Fund (NEA)
                        Portfolio of
                                INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 8.4% (5.6% OF TOTAL INVESTMENTS)

$       5,655   Colbert County-Northwest Health Care Authority, Alabama,              6/13 at 101.00        Baa3     $    5,763,972
                 Revenue Bonds, Helen Keller Hospital, Series 2003,
                 5.750%, 6/01/27

        3,100   Huntsville Healthcare Authority, Alabama, Revenue Bonds,              5/12 at 102.00         AAA          3,340,312
                 Series 1998A, 5.400%, 6/01/22 - MBIA Insured

        6,280   Jefferson County, Alabama, Sewer Revenue Capital                      8/12 at 100.00         AAA          6,748,614
                 Improvement Warrants, Series 2002D, 5.000%, 2/01/32
                 (Pre-refunded to 8/01/12) - FGIC Insured

        1,750   Montgomery, Alabama, General Obligation Warrants,                     5/12 at 101.00         AAA          1,829,310
                 Series 2003, 5.000%, 5/01/21 - AMBAC Insured

        4,500   Sheffield, Alabama, Electric Revenue Bonds, Series 2003,              7/13 at 100.00         Aaa          4,910,850
                 5.500%, 7/01/29 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 3.8% (2.5% OF TOTAL INVESTMENTS)

       10,000   Maricopa County Pollution Control Corporation, Arizona,              11/12 at 100.00         AAA         10,268,500
                 Revenue Bonds, Arizona Public Service Company - Palo Verde
                 Project, Series 2002A, 5.050%, 5/01/29 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 29.2% (19.3% OF TOTAL INVESTMENTS)

       13,500   California, General Obligation Refunding Bonds, Series 2002,          4/12 at 100.00         AAA         14,115,735
                 5.250%, 4/01/30 - XLCA Insured

        7,500   California, General Obligation Bonds, Series 2004,                    4/14 at 100.00         AAA          7,725,600
                 5.000%, 4/01/31 - AMBAC Insured

       26,300   California State Public Works Board, Lease Revenue Bonds,            12/12 at 100.00         AAA         27,000,895
                 Department of General Services, Capital East End Project,
                 Series 2002A, 5.000%, 12/01/27 - AMBAC Insured

        2,910   Cathedral City Public Financing Authority, California,                8/12 at 102.00         AAA          3,008,765
                 Tax Allocation Bonds, Housing Set-Aside, Series 2002D,
                 5.000%, 8/01/26 - MBIA Insured

        2,500   Irvine Public Facilities and Infrastructure Authority, California,    3/06 at 103.00         AAA          2,555,925
                 Assessment Revenue Bonds, Series 2003C,
                 5.000%, 9/02/23 - AMBAC Insured

        4,000   Montara Sanitation District, California, General Obligation           8/11 at 101.00         AAA          4,133,320
                 Bonds, Series 2003, 5.000%, 8/01/28 - FGIC Insured

                Plumas County, California, Certificates of Participation,
                Capital Improvement Program, Series 2003A:
        1,130    5.250%, 6/01/19 - AMBAC Insured                                      6/13 at 101.00         AAA          1,214,196
        1,255    5.250%, 6/01/21 - AMBAC Insured                                      6/13 at 101.00         AAA          1,342,097

        1,210   Redding Joint Powers Financing Authority, California, Lease           3/13 at 100.00         AAA          1,245,973
                 Revenue Bonds, Capital Improvement Projects, Series 2003A,
                 5.000%, 3/01/23 - AMBAC Insured

        3,750   Sacramento Municipal Utility District, California, Electric           8/13 at 100.00         AAA          3,875,550
                 Revenue Bonds, Series 2003R, 5.000%, 8/15/28 -
                 MBIA Insured

        1,500   San Diego Community College District, California, General             5/13 at 100.00         AAA          1,548,735
                 Obligation Bonds, Series 2003A, 5.000%, 5/01/28 -
                 FSA Insured

        3,000   San Jose Redevelopment Agency, California, Tax Allocation             8/10 at 101.00         AAA          3,055,110
                 Bonds, Merged Area Redevelopment Project, Series 2002,
                 5.000%, 8/01/32 - MBIA Insured

        1,055   Turlock Irrigation District, California, Certificates of              1/13 at 100.00         AAA          1,082,715
                 Participation, Series 2003A, 5.000%, 1/01/28 - MBIA Insured

        6,300   University of California, Revenue Bonds, Multi-Purpose                5/13 at 100.00         AAA          6,464,934
                 Projects, Series 2003A, 5.000%, 5/15/33 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 3.8% (2.6% OF TOTAL INVESTMENTS)

                Bowles Metropolitan District, Colorado, General Obligation
                Bonds, Series 2003:
        4,300    5.500%, 12/01/23 - FSA Insured                                      12/13 at 100.00         AAA          4,735,332
        3,750    5.500%, 12/01/28 - FSA Insured                                      12/13 at 100.00         AAA          4,107,975

        1,450   Colorado Educational and Cultural Facilities Authority,               8/14 at 100.00         AAA          1,530,823
                 Charter School Revenue Bonds, Peak-to-Peak Charter
                 School, Series 2004, 5.250%, 8/15/24 - XLCA Insured


                                       60

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 1.2% (0.8% OF TOTAL INVESTMENTS)

$       3,000   Pinellas County Health Facilities Authority, Florida, Revenue         5/13 at 100.00          A1     $    3,132,420
                 Bonds, Baycare Health System, Series 2003, 5.500%, 11/15/27


------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 1.5% (1.0% OF TOTAL INVESTMENTS)

        3,825   Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales          1/13 at 100.00         AAA          3,925,483
                 Tax Revenue Bonds, Second Indenture Series 2002,
                 5.000%, 7/01/32 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 3.8% (2.5% OF TOTAL INVESTMENTS)

          905   Cook County School District 100, Berwyn South, Illinois,             12/13 at 100.00         Aaa            991,934
                 General Obligation Refunding Bonds, Series 2003B,
                 5.250%, 12/01/21 (Pre-refunded to 12/01/13) - FSA Insured

                Cook County School District 145, Arbor Park, Illinois, General
                Obligation Bonds, Series 2004:
        3,285    5.125%, 12/01/20 - FSA Insured                                      12/14 at 100.00         Aaa          3,483,841
        2,940    5.125%, 12/01/23 - FSA Insured                                      12/14 at 100.00         Aaa          3,099,877

        2,500   Illinois Health Facilities Authority, Revenue Bonds,                  7/13 at 100.00          A-          2,567,250
                 Lake Forest Hospital, Series 2003, 5.250%, 7/01/23


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 8.8% (5.9% OF TOTAL INVESTMENTS)

        2,500   Evansville, Indiana, Sewerage Works Revenue Refunding
                Bonds, Series 2003A, 5.000%, 7/01/23 - AMBAC Insured                 7/13 at 100.00          AAA          2,599,875

        2,190   Indiana Bond Bank, Advance Purchase Funding Bonds,                    8/13 at 100.00         AAA          2,286,316
                 Common School Fund, Series 2003B, 5.000%, 8/01/19 -
                 MBIA Insured

        1,000   Indiana University, Student Fee Revenue Bonds, Series 2003O,          8/13 at 100.00         AAA          1,042,310
                 5.000%, 8/01/22 - FGIC Insured

                IPS Multi-School Building Corporation, Indiana, First Mortgage
                Revenue Bonds, Series 2003:
       11,020    5.000%, 7/15/19 - MBIA Insured                                       7/13 at 100.00         AAA         11,572,322
        6,000    5.000%, 7/15/20 - MBIA Insured                                       7/13 at 100.00         AAA          6,284,640


------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 2.4% (1.6% OF TOTAL INVESTMENTS)

        6,250   Kansas Development Finance Authority, Board of Regents,               4/13 at 102.00         AAA          6,565,250
                 Revenue Bonds, Scientific Research and Development
                 Facilities Projects, Series 2003C, 5.000%, 10/01/22 -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 0.5% (0.3% OF TOTAL INVESTMENTS)

                Kentucky State Property and Buildings Commission, Revenue
                Refunding Bonds, Project 77, Series 2003:
          340    5.000%, 8/01/23 (Pre-refunded to 8/01/13) - MBIA Insured             8/13 at 100.00         AAA            366,013
          985    5.000%, 8/01/23 (Pre-refunded to 8/01/13) - MBIA Insured             8/13 at 100.00         AAA          1,060,362


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 2.2% (1.5% OF TOTAL INVESTMENTS)

        5,785   New Orleans, Louisiana, General Obligation Refunding Bonds,          12/12 at 100.00         AAA          6,040,350
                 Series 2002, 5.300%, 12/01/27 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 5.1% (3.4% OF TOTAL INVESTMENTS)

        9,000   Massachusetts Bay Transportation Authority, Senior Sales              7/12 at 100.00         AAA          9,671,490
                 Tax Revenue Refunding Bonds, Series 2002A, 5.000%, 7/01/27
                 (Pre-refunded to 7/01/12) - FGIC Insured

        1,125   Massachusetts Development Finance Authority, Revenue                  9/13 at 100.00          A1          1,171,665
                 Bonds, Middlesex School, Series 2003, 5.125%, 9/01/23

        3,000   Massachusetts Turnpike Authority, Metropolitan Highway                1/07 at 102.00         AAA          3,035,250
                 System Revenue Bonds, Senior Series 1997A,
                 5.000%, 1/01/37 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 11.6% (7.7% OF TOTAL INVESTMENTS)

        6,130   Detroit, Michigan, Senior Lien Water Supply System Revenue            7/13 at 100.00         AAA          6,386,663
                 Bonds, Series 2003A, 5.000%, 7/01/23 - MBIA Insured

        4,465   Detroit, Michigan, Senior Lien Water Supply System Revenue            7/13 at 100.00         AAA          4,661,103
                 Refunding Bonds, Series 2003C, 5.000%, 7/01/22 -
                 MBIA Insured


                                       61

                        Nuveen Insured Tax-Free Advantage Municipal Fund (NEA) (continued)
                             Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN (continued)

$      10,800   Michigan Strategic Fund, Limited Obligation Resource                 12/12 at 100.00         AAA     $   11,221,632
                 Recovery Revenue Refunding Bonds, Detroit Edison Company,
                 Series 2002D, 5.250%, 12/15/32 - XLCA Insured

        2,250   Romulus Community Schools, Wayne County, Michigan,                    5/11 at 100.00          AA          2,383,065
                 General Obligation Refunding Bonds, Series 2001,
                 5.250%, 5/01/25

        6,500   Wayne County, Michigan, Limited Tax General Obligation               12/11 at 101.00         AAA          6,673,225
                 Airport Hotel Revenue Bonds, Detroit Metropolitan Wayne
                 County Airport, Series 2001A, 5.000%, 12/01/30 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 1.1% (0.7% OF TOTAL INVESTMENTS)

                Clay County Public School District 53, Liberty, Missouri,
                General Obligation Bonds, Series 2004:
        1,325    5.250%, 3/01/23 - FSA Insured                                        3/14 at 100.00         AAA          1,417,565
        1,500    5.250%, 3/01/24 - FSA Insured                                        3/14 at 100.00         AAA          1,601,535


------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 1.9% (1.3% OF TOTAL INVESTMENTS)

        5,000   Lincoln, Nebraska, Sanitary Sewerage System Revenue                   6/13 at 100.00         AAA          5,164,450
                 Refunding Bonds, Series 2003, 5.000%, 6/15/28 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 0.9% (0.6% OF TOTAL INVESTMENTS)

        2,315   Clark County, Nevada, Subordinate Lien Airport Revenue                7/11 at 100.00         AAA          2,501,381
                 Bonds, Series 2001B, 5.200%, 7/01/31 (Pre-refunded
                 to 7/01/11) - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEW MEXICO - 0.8% (0.5% OF TOTAL INVESTMENTS)

        1,975   New Mexico State University, Revenue Bonds, Series 2004,              4/14 at 100.00         AAA          2,080,959
                 5.000%, 4/01/19 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 9.5% (6.3% OF TOTAL INVESTMENTS)

       25,000   Metropolitan Transportation Authority, New York,                     11/12 at 100.00         AAA         25,693,250
                 Transportation Revenue Refunding Bonds, Series 2002F,
                 5.000%, 11/15/31 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 3.3% (2.2% OF TOTAL INVESTMENTS)

        8,700   North Carolina Medical Care Commission, Revenue Bonds,               10/13 at 100.00          AA          9,014,331
                 Maria Parham Medical Center, Series 2003,
                 5.375%, 10/01/33 - RAAI Insured


------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 3.6% (2.4% OF TOTAL INVESTMENTS)

        9,350   Oregon Health Sciences University, Revenue Bonds,                     1/13 at 100.00         AAA          9,618,719
                 Series 2002A, 5.000%, 7/01/32 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 8.8% (5.8% OF TOTAL INVESTMENTS)

        3,000   Lehigh County General Purpose Authority, Pennsylvania,                8/13 at 100.00         BBB          3,071,610
                 Hospital Revenue Bonds, St. Luke's Hospital of Bethlehem,
                 Series 2003, 5.375%, 8/15/33

        2,000   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                  8/13 at 100.00         AAA          2,050,860
                 General Ordinance, Fourth Series 1998, 5.000%, 8/01/32 -
                 FSA Insured

                Philadelphia, Pennsylvania, Water and Wastewater Revenue
                Bonds, Series 1997A:
          925    5.125%, 8/01/27 - AMBAC Insured                                      8/07 at 102.00         AAA            959,031
        4,075    5.125%, 8/01/27 - AMBAC Insured                                      8/07 at 102.00         AAA          4,247,291

       13,000   State Public School Building Authority, Pennsylvania, Lease           6/13 at 100.00         AAA         13,333,450
                 Revenue Bonds, Philadelphia School District, Series 2003,
                 5.000%, 6/01/33 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 7.4% (4.9% OF TOTAL INVESTMENTS)

        5,000   Florence County, South Carolina, Hospital Revenue Bonds,             11/14 at 100.00         AAA          5,324,500
                 McLeod Regional Medical Center, Series 2004A,
                 5.250%, 11/01/23 - FSA Insured

                Greenville County School District, South Carolina, Installment
                Purchase Revenue Bonds, Series 2003:
        3,000    5.000%, 12/01/22                                                    12/13 at 100.00         AA-          3,092,400
        1,785    5.000%, 12/01/23                                                    12/13 at 100.00         AA-          1,836,319


                                       62

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA (continued)

$       1,365   Myrtle Beach, South Carolina, Water and Sewerage System               3/13 at 100.00         AAA     $    1,478,677
                 Revenue Refunding Bonds, Series 2003,
                 5.375%, 3/01/19 - FGIC Insured

        8,000   South Carolina Transportation Infrastructure Bank, Revenue           10/12 at 100.00         Aaa          8,194,560
                 Bonds, Series 2002A, 5.000%, 10/01/33 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 13.2% (8.7% OF TOTAL INVESTMENTS)

        7,975   Fort Bend Independent School District, Fort Bend County,              8/10 at 100.00         AAA          8,224,937
                 Texas, General Obligation Bonds, Series 2000,
                 5.000%, 8/15/25

       12,500   Grand Prairie Independent School District, Dallas County,             2/13 at 100.00         AAA         12,901,625
                 Texas, General Obligation Bonds, Series 2003,
                 5.125%, 2/15/31 - FSA Insured

        5,515   Houston, Texas, General Obligation Refunding Bonds,                   3/12 at 100.00         AAA          5,881,141
                 Series 2002, 5.250%, 3/01/20 - MBIA Insured

        2,000   Houston, Texas, First Lien Combined Utility System Revenue            5/14 at 100.00         AAA          2,123,540
                 Bonds, Series 2004A, 5.250%, 5/15/25 - MBIA Insured

        5,850   Katy Independent School District, Harris, Fort Bend and               2/12 at 100.00         AAA          6,154,902
                 Waller Counties, Texas, General Obligation Bonds,
                 Series 2002A, 5.125%, 2/15/18


------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 0.6% (0.4% OF TOTAL INVESTMENTS)

        1,500   Hampton, Virginia, Revenue Bonds, Convention Center                   1/13 at 100.00         AAA          1,556,115
                 Project, Series 2002, 5.125%, 1/15/28 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 9.2% (6.1% OF TOTAL INVESTMENTS)

        4,945   Broadway Office Properties, King County, Washington, Lease           12/12 at 100.00         AAA          5,049,735
                 Revenue Bonds, Washington Project, Series 2002,
                 5.000%, 12/01/31 - MBIA Insured

        5,250   Chelan County Public Utility District 1, Washington, Hydro            7/12 at 100.00         AAA          5,391,225
                 Consolidated System Revenue Bonds, Series 2002C,
                 5.125%, 7/01/33 - AMBAC Insured

        2,135   Kitsap County Consolidated Housing Authority, Washington,             7/13 at 100.00         Aaa          2,205,540
                 Revenue Bonds, Bremerton Government Center,
                 Series 2003, 5.000%, 7/01/23 - MBIA Insured

        1,935   Pierce County School District 343, Dieringer, Washington,             6/13 at 100.00         Aaa          2,077,416
                 General Obligation Refunding Bonds, Series 2003,
                 5.250%, 12/01/17 - FGIC Insured

        9,670   Washington, General Obligation Bonds, Series 2003D,                   6/13 at 100.00         AAA         10,097,414
                 5.000%, 12/01/21 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 1.2% (0.8% OF TOTAL INVESTMENTS)

        3,000   West Virginia State Building Commission, Lease Revenue                  No Opt. Call         AAA          3,319,440
                 Refunding Bonds, Regional Jail and Corrections Facility,
                 Series 1998A, 5.375%, 7/01/21 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 6.7% (4.5% OF TOTAL INVESTMENTS)

        1,190   Sun Prairie Area School District, Dane County, Wisconsin,             3/14 at 100.00         Aaa          1,264,554
                 General Obligation Bonds, Series 2004C, 5.250%, 3/01/24 -
                 FSA Insured

        4,750   Wisconsin Health and Educational Facilities Authority, Revenue        8/08 at 102.00         AAA          4,941,425
                 Refunding Bonds, Wausau Hospital Inc., Series 1998A,
                 5.125%, 8/15/20 - AMBAC Insured

        3,000   Wisconsin Health and Educational Facilities Authority, Revenue          No Opt. Call         AAA          3,417,060
                 Bonds, Meriter Hospital Inc., Series 1992A, 6.000%, 12/01/22 -
                 FGIC Insured

        3,600   Wisconsin Health and Educational Facilities Authority, Revenue        8/13 at 100.00           A          3,636,576
                 Bonds, Wheaton Franciscan Services Inc., Series 2003A,
                 5.125%, 8/15/33

        4,605   Wisconsin Health and Educational Facilities Authority, Revenue        9/13 at 100.00          A-          4,867,761
                 Bonds, Franciscan Sisters of Christian Charity Healthcare
                 Ministry, Series 2003A, 5.875%, 9/01/33
------------------------------------------------------------------------------------------------------------------------------------
$     389,225   Total Long-Term Investments (cost $390,134,775) - 150.5%                                                405,618,868
=============-----------------------------------------------------------------------------------------------------------------------


                                       63

                        Nuveen Insured Tax-Free Advantage Municipal Fund (NEA) (continued)
                             Portfolio of INVESTMENTS October 31, 2005
    PRINCIPAL                                                                                                                MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                                         RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.1% (0.1% OF TOTAL INVESTMENTS)

$         400   Idaho Health Facilities Authority, Revenue Bonds, St. Luke's                                A-1+     $      400,000
                 Regional Medical Center, Variable Rate Demand Obligations,
                 Series 2005, 2.730%, 7/01/35 - FSA Insured +
------------------------------------------------------------------------------------------------------------------------------------
$         400   Total Short-Term Investments (cost $400,000)                                                                400,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $390,534,775) - 150.6%                                                          406,018,868
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.8%                                                                      7,595,053
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (53.4)%                                                       (144,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  269,613,921
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT OCTOBER 31, 2005:
                                    FIXED RATE                      FLOATING RATE    FLOATING
                                       PAID BY      FIXED RATE        RECEIVED BY        RATE
                       NOTIONAL       THE FUND         PAYMENT           THE FUND     PAYMENT   EFFECTIVE  TERMINATION    UNREALIZED
      COUNTERPARTY       AMOUNT   (ANNUALIZED)       FREQUENCY           BASED ON   FREQUENCY    DATE (2)         DATE  APPRECIATION
------------------------------------------------------------------------------------------------------------------------------------
      Citigroup     $13,500,000         4.652%   Semi-annually  3-month USD-LIBOR   Quarterly     2/22/06      2/22/26    $1,012,217
      Citigroup       3,000,000         4.699%   Semi-annually  3-month USD-LIBOR   Quarterly     2/27/06      2/27/26       207,830
      JPMorgan        9,000,000         5.075%   Semi-annually  3-month USD-LIBOR   Quarterly     2/22/06      2/22/26       209,960
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          $1,430,007
------------------------------------------------------------------------------------------------------------------------------------

USD-LIBOR (United States Dollar-London Inter-Bank Offered Rates)

                    At least 80% of the Fund's net assets (including net assets attributable to Preferred Shares) are invested in municipal securities that are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance which ensures the timely payment of principal and interest. Up to 20% of the Fund's net assets (including net assets attributable to Preferred Shares) may be invested in municipal securities that are (i) either backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities (also ensuring the timely payment of principal and interest), or (ii) rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or unrated but judged to be of comparable quality by the Adviser.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

               * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

               + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                        Statement of
                              ASSETS AND LIABILITIES October 31, 2005
                                                                                         INSURED           INSURED          INSURED
                                    INSURED           INSURED           PREMIER          PREMIUM          DIVIDEND         TAX-FREE
                                    QUALITY       OPPORTUNITY    INSURED INCOME         INCOME 2         ADVANTAGE        ADVANTAGE
                                      (NQI)             (NIO)             (NIF)            (NPX)             (NVG)             (NEA)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market value
   (cost $843,130,570, $1,810,645,575,
   $429,005,598, $751,836,352,
   $646,146,379, $390,534,775,
   respectively)               $887,216,397    $1,911,596,344      $453,688,446     $779,176,291      $678,431,609     $406,018,868
Cash                                     --                --            43,108               --                --           55,407
Receivables:
   Interest                      12,323,427        29,676,912         7,615,176       13,434,906         9,860,582        6,340,142
   Investments sold              16,173,470        36,230,617            35,000               --         1,195,000               --
Unrealized appreciation
   on swaps                              --                --                --               --                --        1,430,007
Other assets                         71,131           118,809            40,826           52,610            32,879           13,923
------------------------------------------------------------------------------------------------------------------------------------
      Total assets              915,784,425     1,977,622,682       461,422,556      792,663,807       689,520,070      413,858,347
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                      435,925         9,766,399                --        2,464,035         2,097,169               --
Payable for investments
   purchased                     10,786,598        31,575,829         2,410,584               --                --               --
Accrued expenses:
   Management fees                  474,434           995,243           245,114          415,535           186,924          108,148
   Other                            211,424           446,093           112,271          298,625           133,592           83,414
Preferred share
   dividends payable                 98,831           201,211            30,950           78,094            84,625           52,864
------------------------------------------------------------------------------------------------------------------------------------
       Total liabilities         12,007,212        42,984,775         2,798,919        3,256,289         2,502,310          244,426
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares,
   at liquidation value         318,000,000       680,000,000       161,000,000      268,900,000       233,000,000      144,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to
   Common shares               $585,777,213    $1,254,637,907      $297,623,637     $520,507,518      $454,017,760     $269,613,921
====================================================================================================================================
Common shares outstanding        38,268,278        81,138,036        19,419,608       37,353,512        29,807,822       18,515,282
====================================================================================================================================
Net asset value per Common share
   outstanding (net assets
   applicable to Common
   shares, divided by
   Common shares outstanding)  $      15.31    $        15.46      $      15.33     $      13.93      $      15.23     $      14.56
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01
   par value
   per share                   $    382,683    $      811,380      $    194,196     $    373,535      $    298,078     $    185,153
Paid-in surplus                 534,120,690     1,128,874,275       269,467,179      491,941,518       423,484,088      261,528,621
Undistributed
   (Over-distribution of)
   net investment income          3,658,654        10,377,919         1,063,304        2,128,188         1,649,541         (198,057)
Accumulated net
   realized gain (loss)
   from investments and
   forward swaps                  3,529,359        13,623,564         2,216,110       (1,275,662)       (3,699,177)      (8,815,896)
Net unrealized appreciation
   of investments and
   forward swaps                 44,085,827       100,950,769        24,682,848       27,339,939        32,285,230       16,914,100
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to
   Common shares               $585,777,213    $1,254,637,907      $297,623,637     $520,507,518      $454,017,760     $269,613,921
====================================================================================================================================
Authorized shares:
   Common                       200,000,000       200,000,000       200,000,000        Unlimited         Unlimited        Unlimited
   Preferred                      1,000,000         1,000,000         1,000,000        Unlimited         Unlimited        Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                            OPERATIONS Year Ended October 31, 2005
                                                                                         INSURED           INSURED          INSURED
                                    INSURED           INSURED           PREMIER          PREMIUM          DIVIDEND         TAX-FREE
                                    QUALITY       OPPORTUNITY    INSURED INCOME         INCOME 2         ADVANTAGE        ADVANTAGE
                                      (NQI)             (NIO)             (NIF)            (NPX)             (NVG)             (NEA)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME              $ 46,546,126      $ 96,849,869      $ 23,231,766     $ 39,330,732      $ 33,083,910      $19,913,246
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                   5,645,119        11,881,859         2,924,904        4,960,083         4,325,015        2,627,330
Preferred shares -
   auction fees                     795,000         1,700,000           402,500          672,250           582,500          360,000
Preferred shares -
   dividend disbursing
   agent fees                        50,000            70,000            30,000           50,000            30,000           20,000
Shareholders' servicing
   agent fees
   and expenses                      98,112           159,471            40,299           57,420             9,147            5,638
Custodian's fees and
   expenses                         216,695           429,401           105,753          184,884           155,165           99,707
Directors'/Trustees'
   fees and expenses                 15,605            35,708             8,179           13,731            11,790            7,106
Professional fees                    40,127            78,359            20,498           28,217            33,041           23,823
Shareholders' reports -
   printing and
   mailing expenses                  76,990           168,004            41,953           68,317            61,290           39,015
Stock exchange listing fees          17,428            31,814            10,619           14,713             2,538            1,576
Investor relations expense          121,593           262,400            62,486          103,865            93,510           53,990
Portfolio insurance expense          12,933            33,449                --               --                --               --
Other expenses                       51,217           100,360            27,561           42,532            40,659           30,157
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before
   custodian fee credit
   and expense reimbursement      7,140,819        14,950,825         3,674,752        6,196,012         5,344,655        3,268,342
   Custodian fee credit             (13,020)          (18,842)           (9,861)         (12,895)           (5,885)          (4,026)
   Expense reimbursement                 --                --                --               --        (2,094,766)      (1,339,983)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                      7,127,799        14,931,983         3,664,891        6,183,117         3,244,004        1,924,333
------------------------------------------------------------------------------------------------------------------------------------
Net investment income            39,418,327        81,917,886        19,566,875       33,147,615        29,839,906       17,988,913
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)
   from investments               3,528,017        14,031,164         2,211,037       10,740,879          (174,429)         299,519
Net realized gain
   (loss) from
   forward swaps                         --                --                --               --        (3,525,412)      (9,115,854)
Change in net
   unrealized appreciation
   (depreciation) of
   investments                  (18,408,001)      (53,551,554)      (12,070,538)     (26,834,953)      (10,512,717)      (2,445,575)
Change in net unrealized
   appreciation (depreciation)
   of forward swaps                      --                --                --               --         2,750,245        7,736,635
------------------------------------------------------------------------------------------------------------------------------------
Net realized and
unrealized gain (loss)          (14,879,984)      (39,520,390)       (9,859,501)     (16,094,074)      (11,462,313)      (3,525,275)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment
   income                        (6,065,197)      (13,081,165)       (3,104,665)      (5,295,715)       (4,486,974)      (2,741,233)
From accumulated
   net realized gains
   from investments                (159,181)         (217,348)         (127,563)              --          (278,326)         (14,037)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets
   applicable to
   Common shares
   from distributions
   to Preferred
   shareholders                  (6,224,378)      (13,298,513)       (3,232,228)      (5,295,715)       (4,765,300)      (2,755,270)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to
   Common shares
   from operations             $ 18,313,965      $ 29,098,983      $  6,475,146     $ 11,757,826      $ 13,612,293      $11,708,368
====================================================================================================================================


                                 See accompanying notes to financial statements.

                        Statement of
                            CHANGES IN NET ASSETS
                                                                        INSURED QUALITY (NQI)           INSURED OPPORTUNITY (NIO)
                                                                   ------------------------------   --------------------------------
                                                                           YEAR              YEAR             YEAR             YEAR
                                                                          ENDED             ENDED            ENDED            ENDED
                                                                       10/31/05          10/31/04         10/31/05         10/31/04
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                              $ 39,418,327      $ 41,214,190   $   81,917,886    $  84,808,402
Net realized gain (loss) from investments                             3,528,017         2,202,219       14,031,164        2,845,723
Net realized gain (loss) from forward swaps                                  --                --               --               --
Change in net unrealized appreciation (depreciation)
   of investments                                                   (18,408,001)        5,112,646      (53,551,554)      13,606,844
Change in net unrealized appreciation (depreciation)
   of forward swaps                                                          --                --               --               --
Distributions to Preferred Shareholders:
   From net investment income                                        (6,065,197)       (2,891,716)     (13,081,165)      (6,198,825)
   From accumulated net realized gains from investments                (159,181)         (114,034)        (217,348)        (149,437)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable
   to Common shares from operations                                  18,313,965        45,523,305       29,098,983        94,912,707
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                          (36,927,040)      (38,923,489)     (74,809,273)     (78,914,962)
From accumulated net realized gains from investments                 (2,090,966)       (1,766,378)      (2,636,993)      (2,358,124)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Common shareholders                        (39,018,006)      (40,689,867)     (77,446,266)     (81,273,086)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                                          --                --               --               --
   Net proceeds from shares issued to shareholders
      due to reinvestment of distributions                            1,453,639         2,092,259               --        1,258,836
Preferred shares offering costs                                              --                --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from capital share transactions                             1,453,639         2,092,259               --        1,258,836
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares   (19,250,402)        6,925,697      (48,347,283)      14,898,457
Net assets applicable to Common shares at the beginning of year     605,027,615       598,101,918    1,302,985,190    1,288,086,733
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of year          $585,777,213      $605,027,615   $1,254,637,907   $1,302,985,190
====================================================================================================================================
Undistributed (Over-distribution of) net investment income
   at the end of year                                              $  3,658,654      $  7,235,743   $   10,377,919    $  16,469,788
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                            CHANGES IN NET ASSETS (continued)
                                                                          PREMIER INSURED                   INSURED PREMIUM
                                                                            INCOME (NIF)                      INCOME 2 (NPX)
                                                                   ------------------------------   --------------------------------
                                                                           YEAR              YEAR             YEAR             YEAR
                                                                          ENDED             ENDED            ENDED            ENDED
                                                                       10/31/05          10/31/04         10/31/05         10/31/04
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                              $ 19,566,875      $ 19,991,132     $ 33,147,615     $ 34,776,494
Net realized gain (loss) from investments                             2,211,037         1,804,462       10,740,879        4,743,922
Net realized gain (loss) from forward swaps                                  --                --               --               --
Change in net unrealized appreciation (depreciation)
   of investments                                                   (12,070,538)        5,140,974      (26,834,953)       3,531,341
Change in net unrealized appreciation (depreciation)
   of forward swaps                                                          --                --               --               --
Distributions to Preferred Shareholders:
   From net investment income                                        (3,104,665)       (1,461,536)      (5,295,715)      (2,517,974)
   From accumulated net realized gains from investments                (127,563)          (26,521)              --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable
   to Common shares from operations                                   6,475,146        25,448,511       11,757,826       40,533,783
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                          (17,999,191)      (18,972,928)     (30,947,388)     (32,708,575)
From accumulated net realized gains from investments                 (1,655,759)         (373,855)              --               --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Common shareholders                        (19,654,950)      (19,346,783)     (30,947,388)    (32,708,575)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                                          --                --               --               --
   Net proceeds from shares issued to shareholders
      due to reinvestment of distributions                              136,954           653,067               --          897,328
Preferred shares offering costs                                              --                --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from capital share transactions                               136,954           653,067               --          897,328
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares                                                    (13,042,850)        6,754,795      (19,189,562)       8,722,536
Net assets applicable to Common shares at the beginning
   of year                                                          310,666,487       303,911,692      539,697,080      530,974,544
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of year          $297,623,637      $310,666,487     $520,507,518     $539,697,080
====================================================================================================================================
Undistributed (Over-distribution of) net investment income
   at the end of year                                              $  1,063,304      $  2,607,073     $  2,128,188     $  5,255,974
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                             INSURED DIVIDEND                  INSURED TAX-FREE
                                                                              ADVANTAGE (NVG)                   ADVANTAGE (NEA)
                                                                   ------------------------------   --------------------------------
                                                                           YEAR              YEAR             YEAR             YEAR
                                                                          ENDED             ENDED            ENDED            ENDED
                                                                       10/31/05          10/31/04         10/31/05         10/31/04
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                              $ 29,839,906      $ 30,289,838     $ 17,988,913     $ 18,267,196
Net realized gain (loss) from investments                              (174,429)        3,840,906          299,519          192,046
Net realized gain (loss) from forward swaps                          (3,525,412)               --       (9,115,854)              --
Change in net unrealized appreciation (depreciation)
   of investments                                                   (10,512,717)       11,761,364       (2,445,575)      10,225,971
Change in net unrealized appreciation (depreciation)
   of forward swaps                                                   2,750,245        (2,750,245)       7,736,635       (6,306,628)
Distributions to Preferred Shareholders:
   From net investment income                                        (4,486,974)       (2,131,112)      (2,741,233)      (1,362,594)
   From accumulated net realized gains from investments                (278,326)         (140,030)         (14,037)          (7,435)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable
   to Common shares from operations                                  13,612,293        40,870,721       11,708,368       21,008,556
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                          (26,409,732)      (27,722,483)     (15,062,183)     (17,104,309)
From accumulated net realized gains from investments                 (3,573,972)       (2,127,005)        (179,616)         (98,078)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Common shareholders                        (29,983,704)      (29,849,488)     (15,241,799)     (17,202,387)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                                          --                --               --          114,799
   Net proceeds from shares issued to shareholders
      due to reinvestment of distributions                                   --                --           35,393           78,604
Preferred shares offering costs                                              --              (108)              --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from capital share transactions                                    --              (108)          35,393          193,403
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares   (16,371,411)       11,021,125       (3,498,038)       3,999,572
Net assets applicable to Common shares at the beginning of year     470,389,171       459,368,046      273,111,959      269,112,387
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of year          $454,017,760      $470,389,171     $269,613,921     $273,111,959
====================================================================================================================================
Undistributed (Over-distribution of) net investment income
   at the end of year                                              $  1,649,541      $  2,707,005     $   (198,057)    $   (383,115)
====================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to
       FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds (the "Funds") covered in this report and their corresponding Common share stock exchange symbols are Nuveen Insured Quality Municipal Fund, Inc.
(NQI), Nuveen Insured Municipal Opportunity Fund, Inc. (NIO), Nuveen Premier Insured Municipal Income Fund, Inc. (NIF), Nuveen Insured Premium Income Municipal Fund 2 (NPX), Nuveen Insured Dividend Advantage Municipal Fund (NVG) and Nuveen Insured Tax-Free Advantage Municipal Fund (NEA). Common shares of Insured Quality (NQI), Insured Opportunity (NIO), Premier Insured Income (NIF) and Insured Premium Income 2 (NPX) are traded on the New York Stock Exchange while Common shares of Insured Dividend Advantage (NVG) and Insured Tax-Free Advantage (NEA) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, diversified management investment companies.

Each Fund seeks to provide current income exempt from regular federal income tax, and in the case of Insured Tax-Free Advantage (NEA) the alternative minimum tax applicable to individuals, by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

Effective January 1, 2005, Nuveen Advisory Corp. ("NAC"), the Funds' previous Adviser, and its affiliate, Nuveen Institutional Advisory Corp. ("NIAC"), were merged into Nuveen Asset Management ("NAM"), each wholly owned subsidiaries of Nuveen Investments, Inc. ("Nuveen"). As a result of the merger, NAM is now the Adviser to all funds previously advised by either NAC or NIAC.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of derivative investments are also provided by an independent pricing service approved by each Fund's Board of Directors/Trustees. If the pricing service is unable to supply a price for a municipal bond or derivative investment, each Fund may use a market price or fair market value quote provided by a major broker/dealer in such investments. If it is determined that the market price or fair market value for an investment are unavailable or inappropriate, the Board of Directors/Trustees of the Funds, or its designee, may establish a fair value for the investment. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued and/or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At October 31, 2005, Insured Quality (NQI) and Insured Opportunity (NIO) had outstanding when-issued and/or delayed delivery purchase commitments of $1,737,277 and $17,739,870, respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, and in the case of Insured Tax-Free Advantage (NEA) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended October 31, 2005, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Dividends and Distributions to Common Shareholders
Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares
The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in more than one Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. The number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                                           PREMIER      INSURED      INSURED      INSURED
                                INSURED      INSURED       INSURED      PREMIUM     DIVIDEND     TAX-FREE
                                QUALITY  OPPORTUNITY        INCOME     INCOME 2    ADVANTAGE    ADVANTAGE
                                  (NQI)        (NIO)         (NIF)        (NPX)        (NVG)        (NEA)
---------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                       2,600        4,000            --        2,080        3,160           --
   Series T                       2,600        4,000            --        2,200        3,080        2,880
   Series W                       2,600        4,000           840        2,080           --        2,880
   Series W2                         --        3,200            --           --           --           --
   Series TH                      2,320        4,000         2,800        2,200        3,080           --
   Series TH2                        --        4,000            --           --           --           --
   Series F                       2,600        4,000         2,800        2,196           --           --
---------------------------------------------------------------------------------------------------------
Total                            12,720       27,200         6,440       10,756        9,320        5,760
=========================================================================================================

Insurance
Insured Quality (NQI), Insured Opportunity (NIO), Premier Insured Income (NIF) and Insured Premium Income 2 (NPX) invest only in municipal securities which are either covered by insurance or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest.

Insured Dividend Advantage (NVG) and Insured Tax-Free Advantage (NEA) invest at least 80% of their net assets (including net assets attributable to Preferred shares) in municipal securities that are covered by insurance. Each Fund may also invest up to 20% of its net assets (including net assets attributable to Preferred shares) in municipal securities which are either (i) backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, or (ii) rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or unrated but judged to be of comparable quality by the Adviser.

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Funds' Common shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Funds. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the Common share net asset value of the Funds include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Funds the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Forward Swap Transactions
The Funds are authorized to invest in certain derivative financial instruments. The Funds' use of forward interest rate swap transactions is intended to mitigate the negative impact that an increase in long-term interest rates could have on Common share net asset value. Forward interest rate swap transactions involve each Fund's agreement with the counterparty to pay, in the future, a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract, and would increase or decrease in value based primarily on the extent to which long-term interest rates for bonds having a maturity of the swaps' termination date were to increase or decrease. The Funds may close out a contract prior to the effective date, at which point a realized gain or loss would be recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated to, terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To minimize such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unreal-

Notes to
    FINANCIAL STATEMENTS (continued)



ized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Funds' organizational documents, their Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Transactions in Common shares were as follows:

                                      INSURED                   INSURED                PREMIER INSURED
                                   QUALITY (NQI)            OPPORTUNITY (NIO)            INCOME (NIF)
                               ---------------------     ----------------------     ---------------------
                                   YEAR         YEAR         YEAR          YEAR         YEAR         YEAR
                                  ENDED        ENDED        ENDED         ENDED        ENDED        ENDED
                               10/31/05     10/31/04     10/31/05      10/31/04     10/31/05     10/31/04
---------------------------------------------------------------------------------------------------------
Common shares issued to
   shareholders due to
   reinvestment of
   distributions                 91,214      126,022           --        77,090        8,559       39,908
---------------------------------------------------------------------------------------------------------
                                     INSURED                    INSURED                   INSURED
                              PREMIUM INCOME 2 (NPX)   DIVIDEND ADVANTAGE (NVG)  TAX-FREE ADVANTAGE (NEA)
                              ----------------------   ------------------------  ------------------------
                                   YEAR         YEAR         YEAR          YEAR         YEAR         YEAR
                                  ENDED        ENDED        ENDED         ENDED        ENDED        ENDED
                               10/31/05     10/31/04     10/31/05      10/31/04     10/31/05     10/31/04
---------------------------------------------------------------------------------------------------------
Common shares issued to
   shareholders due to
   reinvestment of
   distributions                     --       60,649           --            --        2,359        5,076
---------------------------------------------------------------------------------------------------------

3. SECURITIES TRANSACTIONS

Purchases and sales (including maturities) of investments in long-term municipal securities during the fiscal year ended October 31, 2005, were as follows:

                                                            PREMIER       INSURED      INSURED       INSURED
                                INSURED       INSURED       INSURED       PREMIUM     DIVIDEND      TAX-FREE
                                QUALITY   OPPORTUNITY        INCOME      INCOME 2    ADVANTAGE     ADVANTAGE
                                  (NQI)         (NIO)         (NIF)         (NPX)        (NVG)         (NEA)
------------------------------------------------------------------------------------------------------------
Purchases                  $191,466,550  $496,148,321   $91,416,503  $180,005,264  $10,703,714   $ 3,420,373
Sales and maturities        203,567,064   503,034,491    93,223,619   191,066,577   16,261,930    11,823,209
============================================================================================================

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions.

At October 31, 2005, the cost of investments was as follows:

                                                               PREMIER       INSURED       INSURED       INSURED
                                INSURED         INSURED        INSURED       PREMIUM      DIVIDEND      TAX-FREE
                                QUALITY     OPPORTUNITY         INCOME      INCOME 2     ADVANTAGE     ADVANTAGE
                                  (NQI)           (NIO)          (NIF)         (NPX)         (NVG)         (NEA)
----------------------------------------------------------------------------------------------------------------
Cost of investments        $842,742,486  $1,809,312,315   $428,952,715  $751,804,861  $648,449,352  $394,544,285
================================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 2005, were as follows:

                                                             PREMIER       INSURED       INSURED         INSURED
                                INSURED        INSURED       INSURED       PREMIUM      DIVIDEND        TAX-FREE
                                QUALITY    OPPORTUNITY        INCOME      INCOME 2     ADVANTAGE       ADVANTAGE
                                  (NQI)          (NIO)         (NIF)         (NPX)         (NVG)           (NEA)
----------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation             $46,801,120   $105,492,670   $25,489,469   $30,833,872   $34,457,057    $ 15,510,717
   Depreciation              (2,327,209)   (3,208,641)      (753,738)   (3,462,442)   (4,474,800)     (4,036,134)
----------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
   of investments           $44,473,911   $102,284,029   $24,735,731   $27,371,430   $29,982,257    $ 11,474,583
================================================================================================================

The tax components of undistributed net investment income and net realized gains at October 31, 2005, were as follows:

                                                             PREMIER       INSURED       INSURED         INSURED
                                INSURED        INSURED       INSURED       PREMIUM      DIVIDEND        TAX-FREE
                                QUALITY    OPPORTUNITY        INCOME      INCOME 2     ADVANTAGE       ADVANTAGE
                                  (NQI)          (NIO)         (NIF)         (NPX)         (NVG)           (NEA)
----------------------------------------------------------------------------------------------------------------
Undistributed net
   tax-exempt income *      $6,201,252     $14,970,304    $2,420,156    $4,545,989    $3,696,503        $976,133
Undistributed net
   ordinary income **               --          36,367            --            --            --              --
Undistributed net
   long-term capital gains   3,529,359      13,623,564     2,216,110            --            --              --
================================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 3, 2005, paid on November 1, 2005.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended October 31, 2005 and October 31, 2004, was designated for purposes of the dividends paid deduction as follows:

                                                             PREMIER       INSURED       INSURED         INSURED
                                INSURED        INSURED       INSURED       PREMIUM      DIVIDEND        TAX-FREE
                                QUALITY    OPPORTUNITY        INCOME      INCOME 2     ADVANTAGE       ADVANTAGE
2005                              (NQI)          (NIO)         (NIF)         (NPX)         (NVG)           (NEA)
----------------------------------------------------------------------------------------------------------------
Distributions from
   net tax-exempt
   income                   $43,231,354    $88,622,431   $21,307,834   $36,572,931   $31,059,072     $18,006,667
Distributions from
   net ordinary income **       425,383             --       801,863            --       320,955              --
Distributions from
   net long-term
   capital gains              1,943,044      2,854,341       981,459            --     3,528,645         193,086
================================================================================================================

                                                             PREMIER       INSURED       INSURED         INSURED
                                INSURED        INSURED       INSURED       PREMIUM      DIVIDEND        TAX-FREE
                                QUALITY    OPPORTUNITY        INCOME      INCOME 2     ADVANTAGE       ADVANTAGE
2004                              (NQI)          (NIO)         (NIF)         (NPX)         (NVG)           (NEA)
----------------------------------------------------------------------------------------------------------------
Distributions from
   net tax-exempt
   income                   $41,497,482    $84,945,305   $20,407,082   $35,184,856   $29,829,269     $18,503,309
Distributions from
   net ordinary income **       264,316         78,388            --            --     2,266,382         105,523
Distributions from
   net long-term
   capital gains              1,880,412      2,507,561       400,376            --         1,939              --
================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

Notes to
    FINANCIAL STATEMENTS (continued)


At October 31, 2005, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied the carryforwards will expire as follows;

                                             INSURED       INSURED       INSURED
                                             PREMIUM      DIVIDEND      TAX-FREE
                                            INCOME 2     ADVANTAGE     ADVANTAGE
                                               (NPX)         (NVG)         (NEA)
--------------------------------------------------------------------------------
Expiration year:
   2008                                   $1,274,854    $       --    $       --
   2009                                           --            --            --
   2010                                           --            --            --
   2011                                           --            --            --
   2012                                           --            --            --
   2013                                           --     1,257,089     4,779,762
--------------------------------------------------------------------------------
Total                                     $1,274,854    $1,257,089    $4,779,762
================================================================================

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

                                                           INSURED QUALITY (NQI)
                                                       INSURED OPPORTUNITY (NIO)
AVERAGE DAILY NET ASSETS                            PREMIER INSURED INCOME (NIF)
(INCLUDING NET ASSETS                             INSURED PREMIUM INCOME 2 (NPX)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

AVERAGE DAILY NET ASSETS                        INSURED DIVIDEND ADVANTAGE (NVG)
(INCLUDING NET ASSETS                           INSURED TAX-FREE ADVANTAGE (NEA)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For net assets over $2 billion                                            .3750
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of October 31, 2005, the complex-level fee rate was .1905%.

COMPLEX-LEVEL ASSETS(1)                                   COMPLEX-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                   .1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion(2)                                    .1400
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to their Directors/Trustees who are affiliated with the Adviser or to their Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first ten years of Insured Dividend Advantage's (NVG) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                       YEAR ENDING
MARCH 31,                                         MARCH 31,
--------------------------------------------------------------------------------
2002*                        .30%                 2008                      .25%
2003                         .30                  2009                      .20
2004                         .30                  2010                      .15
2005                         .30                  2011                      .10
2006                         .30                  2012                      .05
2007                         .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Insured Dividend Advantage (NVG) for any portion of its fees and expenses beyond March 31, 2012.

For the first eight years of Insured Tax-Free Advantage's (NEA) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                       YEAR ENDING
NOVEMBER 30,                                      NOVEMBER 30,
--------------------------------------------------------------------------------
2002*                        .32%                 2007                      .32%
2003                         .32                  2008                      .24
2004                         .32                  2009                      .16
2005                         .32                  2010                      .08
2006                         .32
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Insured Tax-Free Advantage (NEA) for any portion of its fees and expenses beyond November 30, 2010.

Notes to
    FINANCIAL STATEMENTS (continued)



6. ANNOUNCEMENT REGARDING PARENT COMPANY OF ADVISER

In early April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), which owned 79% of Nuveen, (A) completed a public offering of a substantial portion of its equity stake in Nuveen, (B) sold Nuveen $200 million of its Nuveen shares, (C) entered into an agreement with Nuveen to sell an additional $400 million of its Nuveen shares on a "forward" basis with payment for and settlement of these shares delayed for several months, and (D) entered into agreements with two unaffiliated investment banking firms to sell an amount equal to most or all of its remaining Nuveen shares for current payment but for future settlement. Transactions (C) and (D) above were settled in late July, which effectively reduced St. Paul Travelers' controlling stake in Nuveen and was deemed an "assignment" (as defined in the 1940 Act) of the investment management agreements between the Funds and the Adviser, which resulted in the automatic termination of each agreement under the 1940 Act. In anticipation of such deemed assignment, the Board of Directors/Trustees had approved new ongoing investment management agreements for each Fund and the submission of those agreements for approval by each respective Fund's shareholders, which shareholder approval was received prior to the settlement of transactions (C) and (D). The new ongoing management agreements took effect upon such settlement.

7. SUBSEQUENT EVENT - DISTRIBUTIONS TO COMMON SHAREHOLDERS

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on December 1, 2005, to shareholders of record on November 15, 2005, as follows:

                                                           PREMIER      INSURED      INSURED      INSURED
                                INSURED      INSURED       INSURED      PREMIUM     DIVIDEND     TAX-FREE
                                QUALITY  OPPORTUNITY        INCOME     INCOME 2    ADVANTAGE    ADVANTAGE
                                  (NQI)        (NIO)         (NIF)        (NPX)        (NVG)        (NEA)
---------------------------------------------------------------------------------------------------------
Dividend per share               $.0740       $.0710        $.0710       $.0635       $.0705       $.0620
=========================================================================================================

                        Financial
                               HIGHLIGHTS

                        Financial
                               HIGHLIGHTS

               Selected data for a Common share outstanding throughout each period:

                                                      Investment Operations                               Less Distributions
                                 ---------------------------------------------------------------  ----------------------------------
                                                         Distributions   Distributions
                                                              from Net            from                   Net
                      Beginning                             Investment         Capital            Investment     Capital
                         Common                     Net      Income to        Gains to             Income to    Gains to
                          Share         Net   Realized/      Preferred       Preferred                Common      Common
                      Net Asset  Investment  Unrealized         Share-          Share-                Share-      Share-
                          Value      Income  Gain (Loss)       holders+        holders+    Total     holders     holders      Total
====================================================================================================================================
INSURED QUALITY (NQI)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2005                     $15.85       $1.03      $ (.39)         $(.16)           $ --    $  .48      $ (.97)      $(.05)    $(1.02)
2004                      15.72        1.08         .20           (.08)             --      1.20       (1.02)       (.05)     (1.07)
2003                      15.87        1.10        (.05)          (.07)           (.01)      .97       (1.00)       (.12)     (1.12)
2002                      15.78        1.12         .03           (.11)           (.01)     1.03        (.92)       (.02)      (.94)
2001                      14.51        1.18        1.20           (.26)             --      2.12        (.85)         --       (.85)

INSURED OPPORTUNITY (NIO)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2005                      16.06        1.01        (.50)          (.16)             --       .35        (.92)       (.03)      (.95)
2004                      15.89        1.05         .20           (.08)             --      1.17        (.97)       (.03)     (1.00)
2003                      15.83        1.06         .17           (.07)           (.01)     1.15        (.97)       (.12)     (1.09)
2002                      15.72        1.15         .03           (.11)           (.01)     1.06        (.93)       (.02)      (.95)
2001                      14.64        1.17        1.04           (.26)             --      1.95        (.87)         --       (.87)

PREMIER INSURED INCOME (NIF)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2005                      16.00        1.01        (.49)          (.16)           (.01)      .35        (.93)       (.09)     (1.02)
2004                      15.69        1.03         .36           (.08)             --      1.31        (.98)       (.02)     (1.00)
2003                      15.59        1.05         .13           (.07)             --      1.11        (.98)       (.03)     (1.01)
2002                      15.55        1.14        (.05)          (.11)             --       .98        (.94)         --       (.94)
2001                      14.66        1.18         .85           (.26)             --      1.77        (.88)         --       (.88)
====================================================================================================================================
                                                                                         Total Returns
                                                                                    ---------------------
                                     Offering                                                     Based
                                    Costs and           Ending                                       on
                                    Preferred           Common                       Based       Common
                                        Share            Share         Ending           on    Share Net
                                 Underwriting        Net Asset         Market       Market        Asset
                                    Discounts            Value          Value        Value**      Value**
=========================================================================================================
INSURED QUALITY (NQI)
---------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2005                                     $ --           $15.31         $15.31         2.11%        3.09%
2004                                       --            15.85          16.00         4.37         7.90
2003                                       --            15.72          16.39        12.92         6.27
2002                                       --            15.87          15.55        10.82         6.83
2001                                       --            15.78          14.92        15.53        14.94

INSURED OPPORTUNITY (NIO)
---------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2005                                       --            15.46          14.52        (3.72)        2.21
2004                                       --            16.06          16.05         9.47         7.64
2003                                       --            15.89          15.64        10.22         7.51
2002                                       --            15.83          15.21         9.80         7.01
2001                                       --            15.72          14.74        19.84        13.61

PREMIER INSURED INCOME (NIF)
---------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2005                                       --            15.33          14.40        (1.66)        2.16
2004                                       --            16.00          15.64         7.55         8.62
2003                                       --            15.69          15.51         7.84         7.28
2002                                       --            15.59          15.33         6.84         6.57
2001                                       --            15.55          15.25        19.97        12.40
=========================================================================================================
                                                                     Ratios/Supplemental Data
                                -------------------------------------------------------------------------------------------------
                                                 Before Credit/Reimbursement        After Credit/Reimbursement***
                                                 ----------------------------     -------------------------------
                                                               Ratio of Net                        Ratio of Net
                                                  Ratio of       Investment         Ratio of         Investment
                                     Ending       Expenses        Income to         Expenses          Income to
                                        Net     to Average          Average       to Average            Average
                                     Assets     Net Assets       Net Assets       Net Assets         Net Assets
                                 Applicable     Applicable       Applicable       Applicable         Applicable        Portfolio
                                  to Common      to Common        to Common        to Common          to Common         Turnover
                                Shares (000)        Shares++         Shares++         Shares++           Shares++           Rate
=================================================================================================================================
INSURED QUALITY (NQI)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2005                             $  585,777           1.19%            6.58%            1.19%              6.58%              21%
2004                                605,028           1.19             6.88             1.19               6.88                8
2003                                598,102           1.20             6.93             1.20               6.94               14
2002                                601,495           1.23             7.22             1.21               7.24               44
2001                                596,999           1.24             7.72             1.23               7.74               34

INSURED OPPORTUNITY (NIO)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2005                              1,254,638           1.16             6.35             1.16               6.35               25
2004                              1,302,985           1.16             6.59             1.16               6.59                8
2003                              1,288,087           1.17             6.67             1.16               6.68               21
2002                              1,283,353           1.20             7.42             1.19               7.42               37
2001                              1,274,659           1.21             7.69             1.20               7.70               39

PREMIER INSURED INCOME (NIF)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2005                                297,624           1.20             6.39             1.20               6.40               20
2004                                310,666           1.21             6.53             1.20               6.53               13
2003                                303,912           1.22             6.66             1.21               6.68               25
2002                                301,121           1.25             7.40             1.23               7.42               43
2001                                299,654           1.26             7.79             1.24               7.81               34
=================================================================================================================================
                                        Preferred Shares at End of Period
                                     ----------------------------------------
                                       Aggregate    Liquidation
                                          Amount     and Market         Asset
                                     Outstanding          Value      Coverage
                                            (000)     Per Share     Per Share
==============================================================================
INSURED QUALITY (NQI)
-----------------------------------------------------------------------------
Year Ended 10/31:
2005                                    $318,000        $25,000       $71,052
2004                                     318,000         25,000        72,565
2003                                     318,000         25,000        72,021
2002                                     318,000         25,000        72,287
2001                                     318,000         25,000        71,934

INSURED OPPORTUNITY (NIO)
-----------------------------------------------------------------------------
Year Ended 10/31:
2005                                     680,000         25,000        71,126
2004                                     680,000         25,000        72,904
2003                                     680,000         25,000        72,356
2002                                     680,000         25,000        72,182
2001                                     680,000         25,000        71,862

PREMIER INSURED INCOME (NIF)
-----------------------------------------------------------------------------
Year Ended 10/31:
2005                                     161,000         25,000        71,215
2004                                     161,000         25,000        73,240
2003                                     161,000         25,000        72,191
2002                                     161,000         25,000        71,758
2001                                     161,000         25,000        71,530
==============================================================================

*    Annualized.

** Total Investment Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.

***  After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

                                 See accompanying notes to financial statements.


                                  78-79 SPREAD

          Selected data for a Common share outstanding throughout each period:

                                                      Investment Operations                               Less Distributions
                                 ---------------------------------------------------------------  ----------------------------------
                                                         Distributions   Distributions
                                                              from Net            from                   Net
                      Beginning                             Investment         Capital            Investment     Capital
                         Common                     Net      Income to        Gains to             Income to    Gains to
                          Share         Net   Realized/      Preferred       Preferred                Common      Common
                      Net Asset  Investment  Unrealized         Share-          Share-                Share-      Share-
                          Value      Income  Gain (Loss)       holders+        holders+    Total     holders     holders      Total
====================================================================================================================================
INSURED PREMIUM
INCOME 2 (NPX)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2005                     $14.45       $ .89      $ (.44)         $(.14)           $ --     $ .31      $ (.83)       $ --     $ (.83)
2004                      14.24         .93         .23           (.07)             --      1.09        (.88)         --       (.88)
2003                      14.17         .96         .03           (.06)             --       .93        (.86)         --       (.86)
2002                      13.94         .99         .16           (.10)             --      1.05        (.82)         --       (.82)
2001                      13.05        1.01         .86           (.23)             --      1.64        (.75)         --       (.75)

INSURED DIVIDEND
ADVANTAGE (NVG)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2005                      15.78        1.00        (.38)          (.15)           (.01)      .46        (.89)       (.12)     (1.01)
2004                      15.41        1.02         .42           (.07)             --      1.37        (.93)       (.07)     (1.00)
2003                      15.35        1.03         .15           (.07)           (.01)     1.10        (.93)       (.11)     (1.04)
2002(a)                   14.33         .55        1.10           (.05)             --      1.60        (.47)         --       (.47)

INSURED TAX-FREE
ADVANTAGE (NEA)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2005                      14.75         .97        (.19)          (.15)             --       .63        (.81)       (.01)      (.82)
2004                      14.54         .99         .21           (.07)             --      1.13        (.92)       (.01)      (.93)
2003(b)                   14.33         .82         .42           (.05)             --      1.19        (.78)         --       (.78)
====================================================================================================================================
                                                                                 Total Returns
                                                                            ---------------------
                             Offering                                                     Based
                            Costs and           Ending                                       on
                            Preferred           Common                       Based       Common
                                Share            Share         Ending           on    Share Net
                         Underwriting        Net Asset         Market       Market        Asset
                            Discounts            Value          Value        Value**      Value**
=================================================================================================
INSURED PREMIUM
INCOME 2 (NPX)
-------------------------------------------------------------------------------------------------
Year Ended 10/31:
2005                             $ --           $13.93         $12.83        (3.32)%       2.14%
2004                               --            14.45          14.11         6.42         7.89
2003                               --            14.24          14.12         8.84         6.70
2002                               --            14.17          13.77         6.32         7.83
2001                               --            13.94          13.75        29.46        12.85

INSURED DIVIDEND
ADVANTAGE (NVG)
-------------------------------------------------------------------------------------------------
Year Ended 10/31:
2005                               --            15.23          14.17         2.00         2.93
2004                               --            15.78          14.89         7.61         9.19
2003                               --            15.41          14.81         6.10         7.37
2002(a)                          (.11)           15.35          14.96         2.84        10.44

INSURED TAX-FREE
ADVANTAGE (NEA)
-------------------------------------------------------------------------------------------------
Year Ended 10/31:
2005                               --            14.56          13.41        (4.68)        4.33
2004                              .01            14.75          14.91         7.41         8.07
2003(b)                          (.20)           14.54          14.79         3.87         6.98
=================================================================================================
                                                                  Ratios/Supplemental Data
                             -------------------------------------------------------------------------------------------------
                                              Before Credit/Reimbursement        After Credit/Reimbursement***
                                              ----------------------------     -------------------------------
                                                            Ratio of Net                        Ratio of Net
                                               Ratio of       Investment         Ratio of         Investment
                                  Ending       Expenses        Income to         Expenses          Income to
                                     Net     to Average          Average       to Average            Average
                                  Assets     Net Assets       Net Assets       Net Assets         Net Assets
                              Applicable     Applicable       Applicable       Applicable         Applicable        Portfolio
                               to Common      to Common        to Common        to Common          to Common         Turnover
                             Shares (000)        Shares++         Shares++         Shares++           Shares++           Rate
==============================================================================================================================
INSURED PREMIUM
INCOME 2 (NPX)
------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2005                            $520,508           1.16%            6.20%           1.16%               6.20%              23%
2004                             539,697           1.16             6.52            1.16                6.53               14
2003                             530,975           1.17             6.68            1.16                6.69               31
2002                             527,800           1.20             7.13            1.19                7.14               26
2001                             519,296           1.22             7.39            1.20                7.41               27

INSURED DIVIDEND
ADVANTAGE (NVG)
------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2005                             454,018           1.15             5.96             .70                6.42                2
2004                             470,389           1.15             6.09             .70                6.54               11
2003                             459,368           1.17             6.22             .72                6.67               25
2002(a)                          457,432           1.10*            5.71*            .61*               6.20*              22

INSURED TAX-FREE
ADVANTAGE (NEA)
------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2005                             269,614           1.19             6.06             .70                6.55                1
2004                             273,112           1.20             6.24             .71                6.73               13
2003(b)                          269,112           1.12*            5.52*            .65*               6.00*              72
==============================================================================================================================
                                     Preferred Shares at End of Period
                                 -----------------------------------------
                                   Aggregate    Liquidation
                                      Amount     and Market         Asset
                                 Outstanding          Value      Coverage
                                        (000)     Per Share     Per Share
==========================================================================
INSURED PREMIUM
INCOME 2 (NPX)
--------------------------------------------------------------------------
Year Ended 10/31:
2005                                $268,900        $25,000       $73,392
2004                                 268,900         25,000        75,176
2003                                 268,900         25,000        74,365
2002                                 268,900         25,000        74,070
2001                                 268,900         25,000        73,280

INSURED DIVIDEND
ADVANTAGE (NVG)
--------------------------------------------------------------------------
Year Ended 10/31:
2005                                 233,000         25,000        73,714
2004                                 233,000         25,000        75,471
2003                                 233,000         25,000        74,288
2002(a)                              233,000         25,000        74,081

INSURED TAX-FREE
ADVANTAGE (NEA)
--------------------------------------------------------------------------
Year Ended 10/31:
2005                                 144,000         25,000        71,808
2004                                 144,000         25,000        72,415
2003(b)                              144,000         25,000        71,721
==========================================================================

*    Annualized.

** Total Investment Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.

***  After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) For the period March 25, 2002 (commencement of operations) through October 31, 2002.

(b) For the period November 21, 2002 (commencement of operations) through October 31, 2003.


                                 See accompanying notes to financial statements.

                                  80-81 SPREAD

Board Members
       AND OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger(1)     Chairman of        1994    Chairman (since 1996) and Director of Nuveen Investments,             156
3/28/49                        the Board                  Inc., Nuveen Investments, LLC, Nuveen Advisory Corp. and
333 W. Wacker Drive            and Trustee                Nuveen Institutional Advisory Corp.(3); Director (since 1996)
Chicago, IL 60606                                         of Institutional Capital Corporation; Chairman and Director
                                                          (since 1997) of Nuveen Asset Management; Chairman and
                                                          Director of Rittenhouse Asset Management, Inc. (since 1999);
                                                          Chairman of Nuveen Investments Advisers Inc. (since 2002).

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner              Board member       1997    Private Investor and Management Consultant.                           156
8/22/40
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown              Board member       1993    Retired (since 1989) as Senior Vice President of The                  156
7/29/34                                                   Northern Trust Company; Director (since 2002) Community
333 W. Wacker Drive                                       Advisory Board for Highland Park and Highwood, United
Chicago, IL 60606                                         Way of the North Shore.

------------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                  Board member       1999    President, The Hall-Perrine Foundation, a private philanthropic       156
10/22/48                                                  corporation (since 1996); Director and Vice Chairman, United
333 W. Wacker Drive                                       Fire Group, a publicly held company; Adjunct Faculty Member,
Chicago, IL 60606                                         University of Iowa; Director, Gazette Companies; Life Trustee
                                                          of Coe College; Director, Iowa College Foundation; formerly,
                                                          Director, Alliant Energy; formerly, Director, Federal Reserve
                                                          Bank of Chicago; formerly, President and Chief Operating Officer,
                                                          SCI Financial Group, Inc., a regional financial services firm.

------------------------------------------------------------------------------------------------------------------------------------
William C. Hunter              Board member       2004    Dean and Distinguished Professor of Finance, School of                156
3/6/48                                                    Business at the University of Connecticut (since 2002);
333 W. Wacker Drive                                       previously, Senior Vice President and Director of Research
Chicago, IL 60606                                         at the Federal Reserve Bank of Chicago (1995-2003); Director
                                                          (since 1997), Credit Research Center at Georgetown University;
                                                          Director (since 2004) of Xerox Corporation.

------------------------------------------------------------------------------------------------------------------------------------
David J. Kundert               Board member       2005    Retired (since 2004) as Chairman, JPMorgan Fleming Asset              154
10/28/42                                                  Management, President and CEO, Banc One Investment
333 W. Wacker Drive                                       Advisors Corporation, and President, One Group Mutual
Chicago, IL 60606                                         Funds; prior thereto, Executive Vice President, Banc One
                                                          Corporation and Chairman and CEO, Banc One Investment
                                                          Management Group; Board of Regents, Luther College;
                                                          currently a member of the American and Wisconsin Bar
                                                          Associations.


                                       82

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):

------------------------------------------------------------------------------------------------------------------------------------
William J. Schneider           Board member       1997    Chairman of Miller-Valentine Partners Ltd., a real estate             156
9/24/44                                                   investment company; formerly, Senior Partner and Chief
333 W. Wacker Drive                                       Operating Officer (retired, December 2004), of Miller-Valentine
Chicago, IL 60606                                         Group; formerly, Vice President, Miller-Valentine Realty, a construction company; Board Member, Chair of the Finance Committee and member of the Audit Committee of Premier Health Partners, the
                                                          not-for-profit company of Miami Valley Hospital; Vice President,
                                                          Dayton Philharmonic Orchestra Association; Board Member, Regional
                                                          Leaders Forum, which promotes cooperation on economic development issues; Director, Dayton Development Coalition; formerly, Member,
                                                          Community Advisory Board, National City Bank, Dayton, Ohio and
                                                          Business Advisory Council, Cleveland Federal Reserve Bank.

------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale            Board member       1997    Executive Director, Gaylord and Dorothy Donnelley                     156
12/29/47                                                  Foundation (since 1994); prior thereto, Executive Director,
333 W. Wacker Drive                                       Great Lakes Protection Fund (from 1990 to 1994).
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine             Board member       2005    Senior Vice President for Business and Finance,                       156
1/22/50                                                   Northwestern University (since 1997); Director (since 2003),
333 W. Wacker Drive                                       Chicago Board Options Exchange; Director (since 2003),
Chicago, IL 60606                                         National Mentor Holdings, a privately-held, national provider of home and community-based services; Chairman (since
                                                          1997), Board of Directors, Rubicon, a pure captive insurance company owned by Northwestern University; Director (since
                                                          1997), Evanston Chamber of Commerce and Evanston
                                                          Inventure, a business development organization.
                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND:
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman           Chief              1988    Managing Director (since 2002), Assistant Secretary and               156
9/9/56                         Administrative             Associate General Counsel, formerly, Vice President and
333 W. Wacker Drive            Officer                    Assistant General Counsel, of Nuveen Investments, LLC;
Chicago, IL 60606                                         Managing Director (2002-2004), General Counsel (1998-2004)
                                                          and Assistant Secretary, formerly, Vice President of Nuveen
                                                          Advisory Corp. and Nuveen Institutional Advisory Corp.(3);
                                                          Managing Director (since 2002) and Assistant Secretary and
                                                          Associate General Counsel, formerly, Vice President (since
                                                          1997), of Nuveen Asset Management; Managing Director
                                                          (since 2004) and Assistant Secretary (since 1994) of Nuveen
                                                          Investments, Inc.; Assistant Secretary of NWQ Investment
                                                          Management Company, LLC. (since 2002); Vice President and
                                                          Assistant Secretary of Nuveen Investments Advisers Inc.
                                                          (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management,
                                                          Inc. (since 2003); Chartered Financial Analyst.


                                       83

Board Members
       AND OFFICERS (CONTINUED)
                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Julia L. Antonatos             Vice President     2004    Managing Director (since 2005), formerly Vice President               156
9/22/63                                                   (since 2002); formerly, Assistant Vice President (since 2000)
333 W. Wacker Drive                                       of Nuveen Investments, LLC; Chartered Financial Analyst.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson            Vice President     2000    Vice President (since 2002), formerly, Assistant Vice                 156
2/3/66                         and Assistant              President (since 2000) of Nuveen Investments, LLC.
333 W. Wacker Drive            Secretary
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo              Vice President     1999    Vice President of Nuveen Investments, LLC (since 1999); Vice          156
11/28/67                       and Treasurer              President and Treasurer (since 1999) of Nuveen Investments,
333 W. Wacker Drive                                       Inc.; Vice President and Treasurer (1999-2004) of Nuveen
Chicago, IL 60606                                         Advisory Corp. and Nuveen Institutional Advisory Corp.(3);
                                                          Vice President and Treasurer of Nuveen Asset Management
                                                          (since 2002) and of Nuveen Investments Advisers Inc. (since
                                                          2002); Assistant Treasurer of NWQ Investment Management
                                                          Company, LLC. (since 2002); Vice President and Treasurer of
                                                          Nuveen Rittenhouse Asset Management, Inc. (since 2003);
                                                          Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
John N. Desmond                Vice President     2005    Vice President, Director of Investment Operations, Nuveen             156
8/24/61                                                   Investments, LLC (since January 2005); formerly, Director,
333 W. Wacker Drive                                       Business Manager, Deutsche Asset Management (2003-2004),
Chicago, IL 60606                                         Director, Business Development and Transformation, Deutsche
                                                          Trust Bank Japan (2002-2003); previously, Senior Vice President, Head of Investment Operations and Systems, Scudder Investments Japan,
                                                          (2000-2002), Senior Vice President, Head of Plan Administration and
                                                          Participant Services, Scudder Investments (1995-2002).

------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger             Vice President     1998    Vice President (since 2002), Assistant Secretary and                  156
9/24/64                        and Secretary              Assistant General Counsel (since 1998) formerly, Assistant
333 W. Wacker Drive                                       Vice President (since 1998) of Nuveen Investments, LLC;
Chicago, IL 60606                                         Vice President (2002-2004) and Assistant Secretary (1998-2004)
                                                          formerly, Assistant Vice President of Nuveen Advisory Corp.
                                                          and Nuveen Institutional Advisory Corp.(3); Vice President and
                                                          Assistant Secretary (since 2005) of Nuveen Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson              Vice President     1998    Managing Director (since 2004), formerly, Vice President of           156
10/24/45                                                  Nuveen Investments, LLC, Managing Director (2004) formerly,
333 W. Wacker Drive                                       Vice President (1998-2004) of Nuveen Advisory Corp. and
Chicago, IL 60606                                         Nuveen Institutional Advisory Corp.(3); Managing Director
                                                          (since 2005) of Nuveen Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald          Vice President     1995    Managing Director (since 2002), formerly, Vice President of           156
3/2/64                                                    Nuveen Investments; Managing Director (1997-2004) of
333 W. Wacker Drive                                       Nuveen Advisory Corp. and Nuveen Institutional Advisory
Chicago, IL 60606                                         Corp.(3); Managing Director of Nuveen Asset Management
                                                          (since 2001); Vice President of Nuveen Investments Advisers
                                                          Inc. (since 2002); Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy                 Vice President     1998    Vice President (since 1993) and Funds Controller (since 1998)         156
5/31/54                        and Controller             of Nuveen Investments, LLC; formerly, Vice President and
333 W. Wacker Drive                                       Funds Controller (1998-2004) of Nuveen Investments, Inc.;
Chicago, IL 60606                                         Certified Public Accountant.


                                       84

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
James D. Grassi                Vice President     2004    Vice President and Deputy Director of Compliance (since 2004)         156
4/13/56                        and Chief                  of Nuveen Investments, LLC, Nuveen Investments Advisers Inc.,
333 W. Wacker Drive            Compliance                 Nuveen Asset Management and Rittenhouse Asset Management,
Chicago, IL 60606              Officer                    Inc.; previously, Vice President and Deputy Director of Compliance
                                                          (2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory
                                                          Corp.(3); formerly, Senior Attorney (1994-2004), The Northern
                                                          Trust Company.

------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb                  Vice President     2000    Vice President (since 2000) of Nuveen Investments,                    156
3/22/63                                                   LLC; Certified Public Accountant.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar                  Vice President     2002    Vice President of Nuveen Investments, LLC (since 1999).               156
8/27/61
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin                Vice President     1988    Vice President, Assistant Secretary and Assistant General             156
7/27/51                        and Assistant              Counsel of Nuveen Investments, LLC; Vice President and
333 W. Wacker Drive            Secretary                  Assistant Secretary of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.(3); Vice President (since 2005)
                                                          and Assistant Secretary of Nuveen Investments, Inc.; Vice
                                                          President (since 2005) and Assistant Secretary (since 1997)
                                                          of Nuveen Asset Management; Vice President (since 2000),
                                                          Assistant Secretary and Assistant General Counsel (since
                                                          1998) of Rittenhouse Asset Management, Inc.; Vice President
                                                          and Assistant Secretary of Nuveen Investments Advisers Inc.
                                                          (since 2002); Assistant Secretary of NWQ Investment
                                                          Management Company, LLC (since 2002).

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.

(2) Board members serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

                        ANNUAL INVESTMENT
                        MANAGEMENT AGREEMENT
                        APPROVAL PROCESS



At a meeting held on May 10-12, 2005, the Board of Trustees of the Funds, including the independent Trustees, unanimously approved the Investment Management Agreement between each Fund and NAM.

THE APPROVAL PROCESS
To assist the Board in its evaluation of an advisory contract with NAM, the independent Trustees received a report in adequate time in advance of their meeting which outlined, among other things, the services provided by NAM; the organization of NAM, including the responsibilities of various departments and key personnel; the Fund's past performance as well as the Fund's performance compared to funds of similar investment objectives compiled by an independent third party (a "Peer Group"); the profitability of NAM and certain industry profitability analyses for advisers to unaffiliated investment companies; the expenses of NAM in providing the various services; the management fees of NAM, including comparisons of such fees with the management fees of comparable funds in its Peer Group as well as comparisons of NAM's management fees with the fees NAM assesses to other types of investment products or accounts, if any; the soft dollar practices of NAM; and the expenses of each Fund, including comparisons of the Fund's expense ratios (after any fee waivers) with the expense ratios of its Peer Group. This information supplements that received by the Board throughout the year regarding Fund performance, expense ratios, portfolio composition, trade execution and sales activity.

In addition to the foregoing materials, independent legal counsel to the independent Trustees provided, in advance of the meeting, a legal memorandum outlining, among other things, the duties of the Trustees under the 1940 Act as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the board in voting on advisory agreements.

At the Board meeting, NAM made a presentation to and responded to questions from the Board. After the presentations and after reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contracts. It is with this background that the Trustees considered each Investment Management Agreement with NAM. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by NAM; (b) the investment performance of the Fund and NAM; (c) the costs of the services to be provided and profits to be realized by NAM and its affiliates from the relationship with the Fund; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. NATURE, EXTENT AND QUALITY OF SERVICES
In evaluating the nature, extent and quality of NAM's services, the Trustees reviewed information concerning the types of services that NAM or its affiliates provide and are expected to provide to the Nuveen Funds; narrative and statistical information concerning the Fund's performance record and how such performance compares to the Fund's Peer Group; information describing NAM's organization and its various departments, the experience and responsibilities of key personnel, and available resources. In the discussion of key personnel, the Trustees received materials regarding the changes or additions in personnel of NAM. The Trustees further noted the willingness of the personnel of NAM to engage in open, candid discussions with the Board. The Trustees further considered the quality of NAM's investment process in making portfolio management decisions, including any refinements or improvements to the portfolio management processes, enhancements to technology and systems that are available to portfolio managers, and any additions of new personnel which may strengthen or expand the research and investment capabilities of NAM. In their review of the advisory contracts for the fixed income funds, such as the Funds, the Trustees also noted that Nuveen won the Lipper Award for Best Fund Family: Fixed Income-Large Asset Class, for 2004. Given the Trustees' experience with the Funds, other Nuveen funds and NAM, the Trustees noted that they were familiar with and continue to have a good understanding of the organization, operations and personnel of NAM.

In addition to advisory services, the independent Trustees considered the quality of the administrative or non-advisory services provided. In this regard, NAM provides the Funds with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the respective Fund. In addition to investment management services, NAM and its affiliates provide each Fund with a wide range of services, including: preparing shareholder reports; providing daily accounting; providing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meet-ings; providing legal support (such as helping to prepare registration statements, amendments thereto and proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the respective Fund (such as tax reporting and fulfilling regulatory filing requirements). In addition, in evaluating the administrative services, the Trustees considered, in particular, NAM's policies and procedures for assuring compliance with applicable laws and regulations in light of the new SEC regulations governing compliance. The Trustees noted NAM's focus on compliance and its compliance systems. In their review, the Trustees considered, among other things, the additions of experienced personnel to NAM's compliance group and modifications and other enhancements to NAM's computer systems. In addition to the foregoing, the Trustees also noted that NAM outsources certain services that cannot be replicated without significant costs or at the same level of expertise. Such outsourcing has been a beneficial and efficient use of resources by keeping expenses low while obtaining quality services.

In addition to the above, in reviewing the variety of additional services that NAM or its affiliates must provide to closed-end funds, such as the Funds, the independent Trustees determined that Nuveen's commitment to supporting the secondary market for the common shares of its closed-end funds is particularly noteworthy. In this regard, the Trustees noted Nuveen's efforts to sponsor numerous forums for analysts and specialists regarding the various Nuveen closed-end funds, its creation of a new senior position dedicated to providing secondary market support services and enhancing communications with investors and analysts, and its advertising and media relations efforts designed to raise investor and analyst awareness of the closed-end funds.

With respect to services provided to municipal funds, including the Funds, the Trustees also noted, among other things, the enhancements NAM implemented to its municipal portfolio management processes (e.g., the increased use of benchmarks to guide and assess the performance of its portfolio managers); the implementation of a risk management program; and the various initiatives being undertaken to enhance or modify NAM's computer systems as necessary to support the innovations of the municipal investment team (such as, the ability to assess certain historical data in order to create customized benchmarks, perform attribution analysis and facilitate the use of derivatives as hedging instruments). With respect to certain of the Nuveen funds with a less seasoned portfolio, the Trustees also noted the hedging program implemented for such funds and the team responsible for developing, implementing and monitoring the hedging procedures. The hedging program was designed to help maintain the applicable fund's duration with certain benchmarks.

Based on their review, the Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Funds under the Investment Management Agreements.

B. THE INVESTMENT PERFORMANCE OF THE FUND AND ADVISER
As previously noted, the Board received a myriad of performance information regarding each Fund and its Peer Group. Among other things, the Board received materials reflecting a Fund's historic performance and the Fund's performance compared to its Peer Group. In evaluating the performance information, in certain limited instances, the Trustees noted that the closest Peer Group for a Fund still would not adequately reflect such Fund's investment objectives and strategies, thereby limiting the usefulness of the comparisons of such Fund's performance with that of the Peer Group.

As noted above, the performance data included, among other things, the respective Fund's performance relative to its peers. More specifically, a Fund's one-, three- and five-year total returns (as applicable) for the periods ending December 31, 2004 were evaluated relative to the unaffiliated funds in its respective Peer Group (including the returns of individual peers as well as the Peer Group average) as well as additional performance information with respect to all funds in the Peer Group. Based on their review, the Trustees determined that the respective Fund's absolute and relative investment performance over time had been satisfactory.

C. FEES, EXPENSES AND PROFITABILITY
   1. FEES AND EXPENSES
   In evaluating the management fees and expenses that a Fund is expected to bear, the Trustees considered the respective Fund's current management fee structure and the Fund's expected expense ratios in absolute terms as well as compared with the fees and expense ratios of the unaffiliated funds in its Peer Group. The Trustees reviewed the financial information of NAM, including its respective revenues, expenses and profitability. In reviewing fees, the Trustees, among other things, reviewed comparisons of the Fund's gross management fees (fees after fund-level and complex-wide level breakpoints but before reimbursement and fee waivers), net management fees (after breakpoints and reimbursements and fee waivers) and total expense ratios (before and after waivers) with those of the unaffiliated funds in the Peer Group and peer averages. In this regard, the Trustees noted that the relative ranking of the Nuveen funds on fees and expenses was aided by the significant level of fee reductions provided by the fund-level and complex-wide breakpoint schedules, and the fee waivers and reimbursements provided by Nuveen for certain funds launched since 1999. The complex-wide breakpoint schedule was instituted in 2004 and is described in further detail below in Section D entitled "Economies of Scale and Whether Fee Levels Reflect these Economies of Scale." In their review of the fee and expense information provided, including, in particular, the expense ratios of the unaffiliated funds in the respective Peer Group, the Trustees determined that each Fund's net total expense ratio was within an acceptable range compared to such peers.

   2. COMPARISONS WITH THE FEES OF OTHER CLIENTS
   The Trustees further compared the fees of NAM to the fees NAM assessed for other types of clients investing in municipal funds (such as municipal managed accounts). With respect to such separately managed accounts, the advisory fees for such accounts are generally lower than those charged to the comparable Funds. The Trustees noted, however, the additional services that are provided and the costs incurred by Nuveen in managing and operating registered investment companies, such as the Funds, compared to individually managed separate accounts. For instance, as described above, NAM and its affiliates provide numerous services to the Funds including, but not limited to, preparing shareholder reports; providing daily accounting; preparing quarterly


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

                        ANNUAL INVESTMENT MANAGEMENT
                        AGREEMENT APPROVAL PROCESS (continued)



   financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support; and administering all other aspects of the Fund's operations. Further, the Trustees noted the increased compliance requirements for funds in light of new SEC regulations and other legislation. These services are generally not required to the same extent, if at all, for separate accounts. In addition to the differences in services, the Trustees also considered, among other things, the differences in product distribution, investment policies, investor profiles and account sizes. Accordingly, the Trustees believe that the nature and number of services provided to operate a Fund merit the higher fees than those to separate managed accounts.

   3. PROFITABILITY OF NAM
   In conjunction with its review of fees, the Trustees also considered NAM's profitability. The Trustees reviewed NAM's revenues, expenses and profitability margins (on both a pre-tax and after-tax basis). In reviewing profitability, the Trustees recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. Accordingly, the Trustees reviewed NAM's assumptions and methodology of allocating expenses. In this regard, the methods of allocation used appeared reasonable but the Board noted the inherent limitations in allocating costs among various advisory products. The Trustees also recognized that individual fund or product line profitability of other advisers is generally not publicly available. Further, profitability may be affected by numerous factors including the types of funds managed, expense allocations, business mix, etc. and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the Trustees considered NAM's profit margin compared to the profitability of various publicly-traded investment management companies and/or investment management companies that publicly disclose some or all of their financial results compiled by three independent third-party service providers. The Trustees also reviewed the revenues, expenses and profit margins of various unaffiliated advisory firms with similar amounts of assets under management for the last year prepared by NAM. Based on their review, the Trustees were satisfied that NAM's level of profitability from its relationship with each Fund was reasonable in light of the services provided.

   In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to NAM as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the Trustees determined that the advisory fees and expenses of the respective Fund were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE
In reviewing the compensation, the Trustees have long understood the benefits of economies of scale as the assets of a fund grow and have sought to ensure that shareholders share in these benefits. One method for shareholders to share in economies of scale is to include breakpoints in the advisory fee schedules that reduce fees as fund assets grow. Accordingly, the Trustees received and reviewed the schedules of advisory fees for each Fund, including fund-level breakpoints thereto. In addition, after lengthy negotiations with management, the Board in May, 2004 approved a complex-wide fee arrangement pursuant to which fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement was introduced on August 1, 2004 and the Trustees reviewed data regarding the reductions of fees for the Nuveen funds for the period of August 1, 2004 to December 31, 2004. In evaluating the complex-wide fee arrangement, the Trustees considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all funds in the Nuveen complex. The Trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the Trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently were acceptable and desirable in providing benefits from economies of scale to shareholders.

E. INDIRECT BENEFITS
In evaluating fees, the Trustees also considered any indirect benefits or profits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Trustees considered any benefits from soft dollar arrangements. The Trustees noted that although NAM manages a large amount of assets, it has very little, if any, brokerage to allocate. This is due to the fact that NAM typically manages the portfolios of the municipal funds in the Nuveen complex and municipal bonds generally trade on a principal basis. Accordingly, NAM does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services. In addition to soft dollar arrangements, the Trustees also con-sidered any other revenues, if any, received by NAM or its affiliates. In this regard, the Trustees considered revenues received by Nuveen for serving as agent for broker-dealers at its preferred trading desk and for acting as co-manager in the initial public offering of new closed-end exchange-traded funds.

F. OTHER CONSIDERATIONS
Nuveen, until recently, was a majority-owned subsidiary of St. Paul Travelers Companies, Inc. ("St. Paul"). As noted, St. Paul earlier this year announced its intention to divest its equity stake in Nuveen. Nuveen is the parent of NAM. Pursuant to a series of transactions, St. Paul had begun to reduce its interest in Nuveen which will ultimately result in a change of control of Nuveen and therefore NAM. As mandated by the 1940 Act, such a change in control would result in an assignment of the Investment Management Agreements with NAM and the automatic termination of such agreements. Accordingly, the Board also considered the approval of a New Investment Management Agreement with each Fund in light of, and which would take effect upon, the anticipated change of control. More specifically, the Board considered for each Fund a New Investment Management Agreement on substantially identical terms to the existing Investment Management Agreement, to take effect after the change of control has occurred and the contract has been approved by Fund shareholders. In its review, the Board considered whether the various transactions necessary to divest St. Paul's interest will have an impact on the various factors they considered in approving NAM, such as the scope and quality of services to be provided following the change of control. In reviewing the St. Paul transactions, the Board considered, among other things, the impact, if any, on the operations and organizational structure of NAM; the possible benefits and costs of the transactions to the respective Fund; the potential implications of any arrangements used by Nuveen to finance certain of the transactions; the ability of NAM to perform its duties after the transactions; whether a fee structure or expense ratio would change; any changes to the current practices of the respective Fund; any changes to the terms of the advisory agreement; and any anticipated changes to the respective operations of NAM. Based on its review, the Board determined that St. Paul's divestiture would not affect the nature and quality of services provided by NAM, the terms of the respective Investment Management Agreement, including the fees thereunder, and would not materially affect the organization or operations of NAM. Accordingly, the Board determined that their analysis of the various factors regarding their approval of NAM would continue to apply after the change of control.

G. APPROVAL
The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including a majority of independent Trustees, concluded that the terms of the Investment Management Agreements were fair and reasonable, that NAM's fees are reasonable in light of the services provided to each Fund, that the renewal of the NAM Investment Management Agreements should be approved and that the new, post-change of control NAM Investment Managements Agreement be approved and recommended to shareholders.

Reinvest Automatically
       EASILY AND CONVENIENTLY


Sidebar text: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.


NUVEEN EXCHANGE-TRADED CLOSED-END FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Exchange-Traded Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Other Useful
      INFORMATION



In April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers") sold the majority of its controlling equity interest in Nuveen Investments, Inc. ("Nuveen") to the general public. Nuveen is the parent of Nuveen Asset Management ("NAM"), which is each Fund's investment manager. This sale was deemed to be an "assignment" of the investment management agreement between each Fund and NAM and, if applicable, of the sub-advisory agreement between NAM and the Fund's sub-adviser. As required by law, the shareholders of each Fund were asked to approve a new investment management agreement and, if applicable, a new subadvisory agreement that reflected this change in ownership. The shareholders of each Fund voted this approval at a Shareholders' Meeting on July 26, 2005. There were no changes to the investment objectives or management of any Fund as a result of these actions.

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

Each Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2005, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

AVERAGE EFFECTIVE MATURITY: The average of all the maturities of the bonds in a Fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

BOARD OF DIRECTORS/TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Eugene S. Sunshine

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND SHAREHOLDER SERVICES
State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071

(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL



Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Nuveen Investments:
SERVING Investors
          For GENERATIONS

Photo of: 2 women looking at a photo album.

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Managing more than $131 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.


                                                    o Share prices
                                                    o Fund details
           Learn more                               o Daily financial news
about Nuveen Funds at                               o Investor education
   WWW.NUVEEN.COM/ETF                               o Interactive planning tools


Logo: NUVEEN Investments

                                                                     EAN-D-1005D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.



                Nuveen Insured Dividend Advantage Municipal Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                            AUDIT FEES BILLED        AUDIT-RELATED FEES             TAX FEES         ALL OTHER FEES
FISCAL YEAR ENDED                                TO FUND               BILLED TO FUND            BILLED TO FUND      BILLED TO FUND
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2005                                        $ 21,890                        $ 0                  $ 1,356         $ 2,750
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                           0%                         0%                       0%              0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2004                                        $ 20,940                        $ 0                  $ 4,285         $ 2,550
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                           0%                         0%                       0%              0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

The above "All Other Fees" are fees paid to audit firms to perform agreed upon procedures required by the rating agencies to rate fund preferred shares. The above "Tax Fees" were billed for professional services for tax advice, tax compliance, and tax planning.


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                           AUDIT-RELATED FEES       TAX FEES BILLED TO          ALL OTHER FEES
                                          BILLED TO ADVISER AND         ADVISER AND            BILLED TO ADVISER
                                             AFFILIATED FUND          AFFILIATED FUND         AND AFFILIATED FUND
                                            SERVICE PROVIDERS        SERVICE PROVIDERS         SERVICE PROVIDERS
---------------------------------------------------------------------------------------------------------------------
October 31, 2005                                             $ 0                  $ 282,575                      $ 0
---------------------------------------------------------------------------------------------------------------------
Percentage approved                                           0%                         0%                       0%
pursuant to
pre-approval
exception
---------------------------------------------------------------------------------------------------------------------
October 31, 2004                                             $ 0                        $ 0                      $ 0
---------------------------------------------------------------------------------------------------------------------
Percentage approved                                           0%                         0%                       0%
pursuant to
pre-approval
exception
---------------------------------------------------------------------------------------------------------------------

The above "Tax Fees" are primarily fees billed to the Adviser for Fund tax return preparation.


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                                   TOTAL NON-AUDIT FEES
                                                                   BILLED TO ADVISER AND
                                                                  AFFILIATED FUND SERVICE     TOTAL NON-AUDIT FEES
                                                                   PROVIDERS (ENGAGEMENTS    BILLED TO ADVISER AND
                                                                  RELATED DIRECTLY TO THE    AFFILIATED FUND SERVICE
                                           TOTAL NON-AUDIT FEES   OPERATIONS AND FINANCIAL    PROVIDERS (ALL OTHER
                                              BILLED TO FUND       REPORTING OF THE FUND)         ENGAGEMENTS)            TOTAL
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2005                                         $ 4,106                  $ 282,575                      $ 0       $ 286,681
October 31, 2004                                         $ 6,835                        $ 0                      $ 0         $ 6,835

The above "Non-Audit Fees billed to Adviser" for 2005 include "Tax-Fees" billed to Adviser in the amount of $282,575 from previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the audit committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, William J. Schneider and Eugene S. Sunshine.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

In the rare event that a municipal issuer held by the Fund were to issue a proxy or that the Fund were to receive a proxy issued by a cash management security, the Adviser would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund's Board of Directors or Trustees or its representative. In the case of a conflict of interest, the proxy would be submitted to the applicable Fund's Board to determine how the proxy should be voted. A member of the Adviser's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940 (17 CFR 275.204-2(c)(2)), reports were filed with the SEC on Form N-PX, and the results were provided to the Board of Directors or Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable at this time.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Insured Dividend Advantage Municipal Fund
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: January 6, 2006
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: January 6, 2006
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: January 6, 2006
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.